Filed Pursuant to Rule 497(e)
                                                            File Number 33-12470


                                     PART I

                    GE Life & Annuity Separate Account III
                              Prospectus For The
                Flexible Premium Variable Life Insurance Policy
                            Policy Form P1097 1/87


                                  issued by:
                     GE Life and Annuity Assurance Company
                            6610 West Broad Street
                            Richmond, Virginia 23230

--------------------------------------------------------------------------------
This prospectus describes an individual flexible premium variable life insurance policy offered by GE Life and Annuity Assurance Company ("we," "us," "our," or the "Company"). The Policy provides life insurance protection and premium flexibility.

We provide a Death Benefit under the Policy. The amount of this benefit will equal the greater of (l) the Specified Amount, or (2) the Cash Value multiplied by the applicable corridor percentage. We guarantee that your Death Benefit will at least equal the Specified Amount so long as your Policy is in force.

Investments (premium payments) may accumulate Cash Value on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments in Investment Subdivisions of Separate Account III. Each Investment Subdivision invests in shares of the Funds. We list the Funds, and their currently available portfolios, below.


JANUS ASPEN SERIES:
    Growth Portfolio, Aggressive Growth Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio, Capital Appreciation Portfolio
VARIABLE INSURANCE PRODUCTS FUND (VIP):
    VIP Equity-Income Portfolio, VIP Overseas Portfolio, VIP Growth Portfolio VARIABLE INSURANCE PRODUCTS FUND II (VIP II):
    VIP II Asset Manager Portfolio, VIP II Contrafund Portfolio
VARIABLE INSURANCE PRODUCTS FUND III (VIP III):
    VIP III Growth & Income Portfolio, VIP III Growth Opportunities Portfolio GE INVESTMENTS FUNDS, INC.:
    S&P 500 Index Fund, Money Market Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
    Oppenheimer Bond Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Multiple Strategies Fund/VA
FEDERATED INSURANCE SERIES:
    Federated American Leaders Fund II, Federated Utility Fund II, Federated High Income Bond Fund II
THE ALGER AMERICAN FUND:
    Alger American Growth Portfolio, Alger American Small Capitalization
    Portfolio
PBHG INSURANCE SERIES FUND, INC.:
    PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio

GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT):
    Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Equity Fund SALOMON BROTHERS VARIABLE SERIES FUND INC.:
    Salomon Investors Fund, Salomon Total Return Fund, Salomon Strategic Bond
    Fund

     Not all of these portfolios may be available in all states or in all markets.

You bear the investment risk if you allocate your premium payments to Separate Account III.

If you choose our fixed option, your premium payments will grow at the rate of at least 4%. We take the investment risk of premium payments allocated to the Guarantee Account.

Your Policy provides for a Surrender Value. Your Surrender Value will depend upon your Cash Value.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with the Policy might not be to your advantage.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NEITHER THE U.S. GOVERNMENT NOR ANY GOVERNMENTAL AGENCY INSURES OR GUARANTEES YOUR INVESTMENT IN THE POLICY.

This Prospectus contains information about Separate Account III that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

     The date of this Prospectus is May 1, 1999.

                               TABLE OF CONTENTS



                                                                            PAGE
                                                                           -----
DEFINITIONS ...............................................................  6
POLICY SUMMARY ............................................................  8
RISK SUMMARY .............................................................. 12
PORTFOLIO ANNUAL EXPENSE TABLE ............................................ 15
 Other Policies ........................................................... 15
GE LIFE AND ANNUITY ASSURANCE COMPANY ..................................... 17
 State Regulation ......................................................... 17
SEPARATE ACCOUNT III ...................................................... 17
 Changes to Separate Account III .......................................... 18
THE PORTFOLIOS ............................................................ 18
 Investment Subdivisions .................................................. 18
 Investment and Global Equity ............................................. 19
 Specialty................................................................. 19
 Small-Cap Stocks.......................................................... 20
 Mid-Cap Growth ........................................................... 20
 Mid-Cap Value............................................................. 20
 Large-Cap Growth.......................................................... 20
 Large-Cap Value........................................................... 21
 Balanced.................................................................. 22
 Global Bonds.............................................................. 23
 High-Yield Bonds.......................................................... 23
 Domestic Bonds............................................................ 23
 Money Market.............................................................. 24
 Your Right to Vote Portfolio Shares ...................................... 24
THE GUARANTEE ACCOUNT...................................................... 25
CHARGES AND DEDUCTIONS .................................................... 25
 Charges Attributable to Premium Payments ................................. 26
 Mortality and Expense Risk Charge ........................................ 26
 Administrative Expense Charge............................................. 26
 Cost of Insurance ........................................................ 27
 Surrender Charge ......................................................... 27
 Partial Withdrawal Processing Fee ........................................ 28
 Transfer Charge .......................................................... 28
 Other Charges ............................................................ 28
 Reduction of Charges for Group Sales ..................................... 28
THE POLICY ................................................................ 29
 Applying for a Policy .................................................... 29
 Owner .................................................................... 30
 Beneficiary .............................................................. 30
 Changing the Beneficiary ................................................. 30
 Canceling a Policy ....................................................... 30


                                                                            PAGE
                                                                            ----
PREMIUMS .................................................................. 30
 General .................................................................. 30
 Initial Premium .......................................................... 31
 Planned Premium .......................................................... 31
 Preferred Funding Risk Class ............................................. 31
 Tax Free Exchanges (1035 Exchanges) ...................................... 32
 Additional Premium Payments .............................................. 32
 Repayment of Outstanding Policy Debt...................................... 32
 Allocating Premiums ...................................................... 32
HOW YOUR CASH VALUE VARIES ................................................ 33
 Cash Value ............................................................... 33
 Surrender Value .......................................................... 33
 Investment Subdivision Values ............................................ 33
 Unit Values .............................................................. 34
 Net Investment Factor..................................................... 34
TRANSFERS ................................................................. 34
 General .................................................................. 34
 Dollar-Cost Averaging .................................................... 35
 Asset Allocation ......................................................... 35
 Portfolio Rebalancing .................................................... 36
 Transfers by Third Parties ............................................... 36
DEATH BENEFITS ............................................................ 37
 Amount of Death Benefit Payable .......................................... 37
 Changing the Specified Amount ............................................ 37
SURRENDERS AND PARTIAL WITHDRAWALS ........................................ 38
 Surrenders ............................................................... 38
 Partial Withdrawals ...................................................... 38
 Effect of Partial Withdrawals on Cash Value and Death Benefit Proceeds ... 38
LOANS ..................................................................... 38
 General .................................................................. 38
 Interest Rate Credited ................................................... 39
 Interest Rate Charged .................................................... 39
 Repayment of Policy Debt ................................................. 39
 Effect of Policy Loans ................................................... 39
TERMINATION ............................................................... 40
 Premium to Prevent Termination ........................................... 40
 Your Policy will Remain in Effect During the Grace Period ................ 40
 Reinstatement ............................................................ 40
PAYMENTS AND TELEPHONE TRANSACTIONS ....................................... 40
 Requesting Payments ...................................................... 40
 Telephone Transactions ................................................... 41
TAX CONSIDERATIONS ........................................................ 41
 Federal Tax Matters ...................................................... 41
 Introduction ............................................................. 41
 Tax Status of the Policy ................................................. 41
 Tax Treatment of Policies -- General ..................................... 42

                                                        PAGE
                                                       -----
 Tax Treatment of Modified Endowment Contracts.......... 42
 Tax Treatment of Policies That Are Not MECs............ 43
 Other Tax Rules Applicable to the Policies............. 44
 Income Tax Withholding................................. 44
 Taxation Status of the Company ........................ 44
 Changes in the Law and Other Considerations ........... 45
OTHER POLICY INFORMATION ............................... 45
 Exchange Privilege .................................... 45
 Benefits at Maturity................................... 45
 Optional Payment Plans ................................ 45
 Dividends ............................................. 46
 Incontestability ...................................... 46
 Suicide Exclusion ..................................... 46
 Misstatement of Age or Sex ............................ 46
 Written Notice ........................................ 46
 Trustee ............................................... 46
 Other Changes ......................................... 46
 Reports ............................................... 47
 Change of Owner ....................................... 47
 Using the Policy as Collateral ........................ 47
 Reinsurance ........................................... 47
 Legal Proceedings ..................................... 47
ADDITIONAL INFORMATION ................................. 48
 Sale of the Policies .................................. 48
 Legal Matters ......................................... 48
 Year 2000 Readiness Disclosure ........................ 48
 Experts ............................................... 49
 Actuarial Matters ..................................... 49
 Financial Statements .................................. 49
 Executive Officers and Directors....................... 50
 Other Information ..................................... 50
HYPOTHETICAL ILLUSTRATIONS ............................. 50

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
We have tried to make this Prospectus as understandable as possible. However, in explaining how the Policy works, we have had to use certain terms that have special meanings. We define these terms below.

AGE -- The age on the Insured's birthday nearest the Policy Date or a Policy Anniversary.

ATTAINED AGE -- The Insured's Age on the Policy Date plus the number of full years since the Policy Date.

BENEFICIARY -- The person or entity you designate to receive the death benefit payable at the death of the Insured.

BUSINESS DAY -- For each Investment Subdivision, each day on which the New York Stock Exchange is open for business except for days that the Investment Subdivision's corresponding Fund does not value its shares.

CASH VALUE -- The total amount under the Policy in each Investment Subdivision and the General Account.

FUND -- Any open-end management investment company or unit investment trust in which Separate Account III invests.

GE LIFE & ANNUITY -- GE Life and Annuity Assurance Company.

GENERAL ACCOUNT -- Assets of GE Life & Annuity other than those allocated to Separate Account III or any of our other separate accounts.

GUARANTEE ACCOUNT -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. This account is not part of and does not depend on the investment performance of Separate Account III.

HOME OFFICE -- Our offices at 6610 West Broad Street, Richmond, Virginia 23230, 1-804-281-6000.

INITIAL INVESTMENT PERIOD -- The period that commences on the date that coverage begins under the Policy and ends on the date of receipt at the Home Office of the Policy Delivery and Acceptance Letter, signed and dated by the Owner, indicating that the Owner received and accepted the Policy, or if the Policy is not accepted, when amounts due are refunded, whichever is applicable.


INSURED -- The person upon whose life we issue the Policy.

INVESTMENT SUBDIVISION -- A subdivision of Separate Account III, the assets of which invest exclusively in a corresponding portfolio of a Fund. Not all Investment Subdivisions may be available in all states or markets.

MONTHLY ANNIVERSARY DAY -- The same day in each month as the Policy Date.

OPTIONAL PAYMENT PLAN -- A plan under which any part of life insurance proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or a Beneficiary.

OWNER -- The Owner of the Policy. "You" or "your" refers to the Owner. You may also name Contingent Owners.

POLICY -- The Policy with any attached application(s), any riders, and endorsements.

POLICY DATE -- The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy Years and Anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th.

POLICY DEBT -- The amount of outstanding loans plus accrued interest.

POLICY MONTH -- A one-month period beginning on a Monthly Anniversary Day and ending on the day immediately preceding the next Monthly Anniversary Day.

PROCEEDS -- The amount payable upon surrender of the Policy or the death of the Insured. We will reduce your Proceeds by outstanding Policy Debt and any due and unpaid monthly deductions to determine the death benefit payable under the Policy.

SEPARATE ACCOUNT III -- GE Life & Annuity Separate Account III, the segregated asset account of GE Life & Annuity to which you allocate premiums.

SPECIFIED AMOUNT -- An amount we use in determining the insurance coverage on an Insured's life.

SURRENDER VALUE -- The amount we pay you when you surrender the Policy. It is equal to Cash Value less Policy Debt and less any applicable surrender charge.

UNIT VALUE -- A unit of measure we use to calculate the Cash Value for each Investment Subdivision.

VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any Business Day and continues to the end of the next Business Day.

POLICY SUMMARY
--------------------------------------------------------------------------------

                                    PREMIUMS

o You select a premium payment plan. Your initial premium and the amount of any planned premium will be shown in your Policy's data pages. The minimum first year planned premium is $5,000. SEE Premiums.

o Premium amounts depend on the Insured's Age, sex (where applicable), risk class, and Specified Amount selected. SEE Premiums.

o   You may make additional premium payments, within limits. SEE Premiums.

o Under certain circumstances, you may have to pay extra premiums to prevent termination. SEE Premium to Prevent Termination.
-------------------------------------------------------------------------------

                                       -

                            ALLOCATION OF PREMIUMS

o You allocate your premiums among up to seven of the Investment Subdivisions of Separate Account III at any given time. You may also allocate premiums to the Guarantee Account. Allocations to the Guarantee Account count as one of the seven allocations we permit under the Policy. Until l) the date we approve the application, 2) the date we receive all necessary forms (including any subsequent amendments to your application), and 3) the date we receive the entire initial premium, we will place any premiums you pay in a non-interest bearing account. We will then allocate any portion of your initial premium designated for the Guarantee Account to the Guarantee Account and any portion of your initial premium designated for the Investment Subdivisions to the Investment Subdivision investing in the Money Market Fund of the GE Investments Funds (the "Money Market
    Investment Subdivision") during the Initial Investment Period. At the end of the Initial Investment Period, we will transfer this amount to the Investment Subdivisions you designated in your application. SEE Allocating Premiums for rules and limits.

o The Investment Subdivisions invest in corresponding portfolios of the following Funds:
-------------------------------------------------------------------------------

                                       -
----------
1 If we issued your Policy before November 14, 1995, please see Appendix A for a description of certain features of your Policy.

 JANUS ASPEN SERIES                                 OPPENHEIMER VARIABLE ACCOUNT FUNDS
    Growth Portfolio                                   Oppenheimer Bond Fund/VA
    Aggressive Growth Portfolio                        Oppenheimer Aggressive Growth
    International Growth Portfolio                     Fund/VA
    Worldwide Growth Portfolio                         Oppenheimer Capital Appreciation
    Balanced Portfolio                                 Fund/VA
    Flexible Income Portfolio                          Oppenheimer High Income Fund/VA
    Capital Appreciation Portfolio                     Oppenheimer Multiple Strategies
 VARIABLE INSURANCE PRODUCTS FUND                      Fund/VA
    VIP Equity-Income Portfolio                     FEDERATED INSURANCE SERIES
    VIP Overseas Portfolio                             Federated American Leaders Fund II
    VIP Growth Portfolio                               Federated Utility Fund II
 VARIABLE INSURANCE PRODUCTS FUND II                   Federated High Income Bond Fund II
    VIP II Asset Manager Portfolio                  THE ALGER AMERICAN FUND
    VIP II Contrafund Portfolio                        Alger American Growth Portfolio
 VARIABLE INSURANCE PRODUCTS FUND III                  Alger American Small Capitalization
    VIP III Growth & Income Portfolio                  Portfolio
    VIP III Growth Opportunities Portfolio          PBHG INSURANCE SERIES FUND, INC.
 GE INVESTMENTS FUNDS, INC.                            PBHG Growth II Portfolio
    S&P 500 Index Fund                                 PBHG Large Cap Growth Portfolio
    Money Market Fund                               GOLDMAN SACHS VARIABLE INSURANCE TRUST
    Total Return Fund                                  Growth and Income Fund
    International Equity Fund                          Mid Cap Value Fund
    Real Estate Securities Fund                     SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
    Global Income Fund                                 Investors Fund
    Value Equity Fund                                  Total Return Fund
    Income Fund                                        Strategic Bond Fund
    U.S. Equity Fund
    Premier Growth Equity Fund

                                                    SEE Investment Subdivisions.

      Not all of these portfolios may be available in all states or in all markets.
------------------------------------------------------------------------------------------------


                                       -

                            DEDUCTIONS FROM ASSETS

o  Each Fund deducts management fees and other expenses from its assets.

o We deduct a daily mortality and expense risk charge at a current effective annual rate of .90% from assets in the Investment Subdivisions.

o We deduct a daily administrative expense charge at a current effective annual rate of .40% from your assets in the Investment Subdivisions and the Guarantee Account.

o We make a monthly deduction from your Cash Value for 1) the cost of insurance; 2) the premium tax charge (deducted monthly during the first ten years following each premium payment at a rate equivalent to an annual rate of .20% of that portion of the Policy's Cash Value in Separate
   Account III attributable to each premium payment); and 3) the distribution expense charge (deducted monthly during the first ten years following each premium payment at a rate equivalent to an annual rate of .30% of that portion of the Policy's Cash Value in Separate Account III attributable to each premium payment).
-------------------------------------------------------------------------------

                                       -

                                  CASH VALUE

o Cash Value equals the total amount in each Investment Subdivision and the General Account.

o Cash Value serves as the starting point for calculating certain values under a Policy, such as your Proceeds. Cash Value varies from day to day to reflect investment experience of the Investment Subdivisions, charges deducted and other Policy transactions (such as Policy loans, transfers, and partial withdrawals). SEE How Your Cash Value Varies.

o You can transfer Cash Value among the Investment Subdivisions and the Guarantee Account (subject to certain restrictions). A $10 transfer charge applies to each transfer made after the first transfer in a calendar month. SEE Transfers for rules and limits. Policy loans reduce the amount available for allocations and transfers.

o There is no minimum guaranteed Cash Value. Your Policy will terminate if the Surrender Value is too low to cover the monthly deduction (i.e., the premium tax and distribution expense charges, if applicable, and the cost of insurance charge) and the grace period expires without a sufficient payment. SEE Premium to Prevent Termination.
-------------------------------------------------------------------------------

                                       -

                                 CASH BENEFITS

 o You may take a Policy loan for up to 90% of the difference between Cash Value and any Surrender Charges, minus any Policy Debt. SEE Loans.

 o In each Policy Year after the first (but before the maturity date), you may make one partial withdrawal from your Policy. The maximum amount you may withdraw is that amount of Cash Value which exceeds the sum of the premiums paid and outstanding Policy Debt. A processing fee equal to the lesser of $25 or 2% of the amount of the partial withdrawal will apply to each partial withdrawal, but no surrender charge will apply. SEE Partial Withdrawal.

 o While the Insured is alive, you can surrender your Policy at any time for its Surrender Value (Cash Value minus Policy Debt and minus any applicable surrender charge). A surrender charge will apply within nine years of any premium payment. SEE Surrenders and Surrender Charge.

 o  You may choose from a variety of payment options. SEE Requesting
    Payments.
-------------------------------------------------------------------------------

                                       -



                                DEATH BENEFITS

 o We offer a death benefit. The amount of the benefit is the greater of Specified Amount or the Cash Value multiplied by the applicable corridor percentage. SEE Amount of Death Benefit Payable.

 o A death benefit is payable as a lump sum or under a variety of payment options.

 o You may change the Specified Amount. SEE Changing the Specified Amount for rules and limits.

 o During the grace period, your Policy will remain in effect subject to certain provisions. SEE Your Policy Will Remain in Effect During the Grace Period.


                                       -

RISK SUMMARY
--------------------------------------------------------------------------------
INVESTMENT RISK          Your Cash Value is subject to the risk that investment
                         performance will be unfavorable and that your Cash
                         Value will decrease. Because we continue to deduct charges from Cash Value, if investment results are sufficiently unfavorable and/or if the interest rates we credit are too low, the Surrender Value of your Policy may fall to zero. In that case, the Policy will terminate without value and insurance coverage will no longer be in effect, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon Cash Value, through partial withdrawals and Policy loans.


RISK OF LAPSE            If the Surrender Value of your Policy is too low to pay
                         the monthly deductions when due, the Policy will be in default and a grace period will begin. There is a risk that if withdrawals, loans, and monthly deductions reduce your Surrender Value to too low an amount and/or if the investment experience of your selected
                         Investment Subdivisions is unfavorable, then your Policy could lapse. In that case, you will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions.

TAX RISKS                We intend for the Policy to satisfy the definition of
                         a "life insurance contract" under section 7702 of the Internal Revenue Code of 1986, as amended (the "Code").
                         In general, earnings under the Policy will not be taxed until a distribution is made from the Policy. In addition, death benefits generally will be excludable from income. In the case of a Policy that is considered a "modified endowment contract," special rules apply and a 10% penalty tax may be imposed on distributions, including loans. SEE Tax Treatment of Modified
                         Endowment Contracts. You should consult a qualified tax advisor in all tax matters involving your Policy.

LIMITS ON PARTIAL        You may make one partial withdrawal each Policy Year
 WITHDRAWALS             after the first Policy Year (but before the maturity
                         date).

                         You may withdraw an amount up to the amount of Cash Value which exceeds the sum of premiums paid and outstanding Policy Debt. We will assess a processing fee on the withdrawal.

                         Partial withdrawals will reduce your Cash Value and death benefit Proceeds. Federal income taxes and a penalty tax may apply to partial withdrawals.

 EFFECTS OF              A Policy loan, whether or not repaid, will affect Cash
   POLICY LOANS          Value over time because we transfer the amount of the
                         loan from the Investment Subdivisions and/or the Guarantee Account to the General Account and hold it as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Investment Subdivisions and does not participate in the interest credited to the Guarantee Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Investment Subdivisions and the extent, if any, of the difference in the interest rates credited to the Guarantee Account and the General Account, the effect could be favorable or unfavorable. A Policy loan also reduces the death benefit Proceeds.

                         A Policy loan could make it more likely that a Policy would terminate. There is a risk if the loan reduces your Surrender Value to too low an amount and investment experience is unfavorable, that the Policy will lapse, resulting in adverse tax consequences. You must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage.

COMPARISON WITH OTHER    The Policy is similar in many ways to universal life
  INSURANCE POLICIES     insurance. As with universal life insurance:

                             o the Owner pays premiums for insurance coverage
                               on the Insured;

                             o the Policy provides for the accumulation of
                               Surrender Value that is payable if the Owner surrenders the Policy during the Insured's lifetime;

                             o and the Surrender Value may be substantially
                               lower than the premiums paid.

                         However, the Policy differs from universal life insurance in that it permits you to place your premium in the Investment Subdivisions. The amount and duration of life insurance protection and of the Policy's Cash Value will vary with the investment performance of the Investment Subdivisions you select.


                         The Surrender Value of your Policy may decrease if the investment performance of the Investment Subdivisions to which you allocate Cash Value is sufficiently adverse. If the Surrender Value becomes insufficient to cover charges when due, the Policy will terminate without value after a grace period.

--------------------------------------------------------------------------------
                           PORTFOLIO ANNUAL EXPENSE TABLE
--------------------------------------------------------------------------------
This table describes the portfolio fees and expenses during the time that you own the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1998. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses.


PORTFOLIO ANNUAL EXPENSES

Annual expenses of the portfolios of the Funds for the year ended December 31, 1998 (as a percentage of each portfolio's average net assets):

                                                     MANAGEMENT FEES          OTHER EXPENSES
                                                    (AFTER FEE WAIVER     (AFTER REIMBURSEMENT-     TOTAL ANNUAL
                                                      AS APPLICABLE)          AS APPLICABLE)          EXPENSES
                                                   -------------------   -----------------------   -------------
PORTFOLIO
------------------------------------------------
INTERNATIONAL AND GLOBAL EQUITY
 Janus Aspen Worldwide Growth Portfolio1                     .65         .07                              .72
 Janus Aspen International Growth Portfolio1                 .66         .20                              .86
 VIP Overseas Portfolio2                                     .74         .15                              .89
 GE International Equity Fund                               1.00         .15                             1.15
SPECIALTY
 GE Real Estate Securities Fund                              .85         .14                              .99
SMALL-CAP STOCKS
 Oppenheimer Aggressive Growth Fund/VA                       .69         .02                              .71
 Alger American Small Capitalization Portfolio               .85         .04                              .89
MID-CAP GROWTH
 Janus Aspen Aggressive Growth Portfolio                     .72         .03                              .75
 Goldman Sachs VIT Mid Cap Value Fund*5                      .80         .15                              .95
 PBHG Growth II Portfolio9                                   .51         .69                             1.20
MID-CAP VALUE
 GE Value Equity Fund**                                      .65         .10                              .75
LARGE-CAP GROWTH
 Janus Aspen Growth Portfolio1                               .65         .03                              .68
 Janus Aspen Capital Appreciation Portfolio1                 .70         .22                              .92
 VIP II Contrafund Portfolio3                                .59         .07                              .66
 VIP Growth Portfolio2                                       .59         .07                              .66
 VIP III Growth & Income Portfolio4                          .49         .11                              .60
 Oppenheimer Capital Appreciation Fund/VA                    .72         .03                              .75
 GE Premier Growth Equity Fund                               .65         .17                              .82
 Alger American Growth Portfolio                             .75         .04                              .79
 PBHG Large Cap Growth Portfolio9                            .32         .78                             1.10
LARGE-CAP VALUE
 VIP Equity-Income Portfolio2                                .49         .08                              .57
 VIP III Growth Opportunities Portfolio4                     .59         .11                              .70
 GE U.S. Equity Fund                                         .55         .14                              .69
 GE S&P 500 Index Fund                                       .35         .10                              .45
 Federated Utility Fund II8                                  .68         .25                              .93
 Federated American Leaders Fund II8                         .74         .14                              .88
 Goldman Sachs VIT Growth and Income Fund5                   .75         .15                              .90
 Salomon Investors Fund6                                     .70         .30                             1.00
BALANCED
 Janus Aspen Balanced Portfolio                              .72         .02                              .74
 VIP II Asset Manager Portfolio3                             .54         .09                              .63
 Oppenheimer Multiple Strategies Fund/VA                     .72         .04                              .76
 GE Total Return Fund                                        .50         .13                              .63

                                          MANAGEMENT FEES          OTHER EXPENSES
                                         (AFTER FEE WAIVER     (AFTER REIMBURSEMENT-     TOTAL ANNUAL
                                           AS APPLICABLE)          AS APPLICABLE)          EXPENSES
                                        -------------------   -----------------------   -------------
 Salomon Total Return Fund6                     .80                     .20                   1.00
GLOBAL BOND
 GE Global Income Portfolio                     .60                     .22                    .82
HIGH-YIELD BONDS
 Janus Aspen Flexible Income Portfolio          .65                     .08                    .73
 Oppenheimer High Income Fund/VA                .74                     .04                    .78
 Federated High Income Bond Fund II             .60                     .18                    .78
DOMESTIC BONDS
 Oppenheimer Bond Fund/VA                       .72                     .02                    .74
 GE Income Fund                                 .50                     .14                    .64
 Salomon Strategic Bond Fund6                   .75                     .25                   1.00
MONEY MARKET
 GE Money Market Fund7                          .25                     .12                    .37

Not all portfolios may be available in all states or markets.
 * These expenses are estimated due to the portfolio being in existence for less than 10 months.
** Although past practice reflects investments within the mid cap range, the portfolio is not restricted on the capitalizations of the companies in which it can invest.

1 Absent reimbursements, the total annual expenses of the portfolios of the Janus Aspen Series during 1998 would have been .75% for Growth Portfolio, .95% for International Growth Portfolio, .74% for Worldwide Growth Portfolio, and .97% for Capital Appreciation Portfolio.

2 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Absent these reductions and credits, the total annual expenses of the portfolios of the Variable Insurance Products Fund during 1998 would have been .58% for VIP Equity-Income Portfolio, .91% for VIP Overseas Portfolio and .68% for VIP Growth Portfolio.

3 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Absent these reductions and credits, the total annual expenses of the portfolios of the Variable Insurance Products Fund II during 1998 would have been .64% for VIP II Asset Manager Portfolio and .70% for VIP II Contrafund Portfolio.

4 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Absent these reductions and credits, the total annual expenses of the portfolios of the Variable Insurance Products Fund III during 1998 would have been .61% for VIP III Growth & Income Portfolio and .71% for VIP III Growth Opportunities Portfolio.
5 Goldman Sachs Asset Management has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.15% of each Fund's respective average daily net assets. The investment adviser may modify or discontinue any of the limitations set forth above in the future at its discretion. Absent reimbursements, the total annual expenses during 1998 would have been 2.69% for Growth and Income Fund and 4.79% for Mid Cap Value Fund.
6 Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of Salomon Brothers Variable Series Fund during 1998 would have been 2.07% for Investors Fund, 2.90% for Total Return Fund and 1.79% for Strategic Bond Fund.
7 GE Investment Management Incorporated currently serves as investment adviser to GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.) and has voluntarily agreed to waive a portion of the fee payable by the Fund. Absent this fee waiver, the total annual expenses of the GE Money Market Fund would have been .59%.
8 Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of the Federated Insurance Series during 1998 would have been .89% for Federated American Leaders Fund II and 1.00% for Federated Utility Fund II.
9 Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of PBHG Insurance Series Fund, Inc. would have been 1.54% for PBHG Growth II Portfolio and 1.53% for PBHG Large Cap Growth Portfolio.

The expense information regarding the portfolios was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements or fee waivers provided by certain of the Funds will continue.


OTHER POLICIES

We offer other variable life insurance policies which also invest in the same portfolios of the Funds. These policies may have different charges that could affect the value of the Investment Subdivisions and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your agent, or call (800) 352-9910.
--------------------------------------------------------------------------------
                     GE LIFE AND ANNUITY ASSURANCE COMPANY
--------------------------------------------------------------------------------
We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We are principally engaged in the offering of life insurance and annuity policies. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. Before January 1, 1999, our name was The Life Insurance Company of Virginia.

General Electric Capital Assurance Company ("GE Capital Assurance"), an indirect wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"), owns a majority of our capital stock. GE Financial Assurance Holdings, Inc., a direct wholly-owned subsidiary of GE Capital, owns the remainder. GE Capital, a New York corporation, is a diversified financial services company whose subsidiaries consist of specialty insurance, equipment management, and commercial and consumer financing businesses. GE Capital's indirect parent, General Electric Company, founded more than one hundred years ago by Thomas Edison, is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment and large electric power generation equipment.

GNA Corporation, a direct wholly-owned subsidiary of GE Financial Assurance Holdings, Inc., directly owns the stock of Capital Brokerage Corporation (the principal underwriter for the Policies and a broker/dealer registered with the U.S. Securities and Exchange Commission).

We are a member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering various aspects of sales and service for individually sold life insurance and annuities.


STATE REGULATION

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March l of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of Separate Account III and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

--------------------------------------------------------------------------------
                             SEPARATE ACCOUNT III
--------------------------------------------------------------------------------
We established GE Life & Annuity Separate Account III as a separate investment account on February 10, 1987. Separate Account III currently has forty-one Investment Subdivisions available under the Policy. Each Investment Subdivision invests exclusively in shares representing an interest in a separate corresponding portfolio of one of the eleven Funds described below.

The assets of Separate Account III belong to us. However, we may not charge the assets in Separate Account III attributable to the Policies with liabilities arising out of any other business which we may conduct. If Separate Account III's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. Income and both realized and unrealized gains or losses from the assets of Separate Account III are credited to or charged against Separate Account III without regard to the income, gains or losses arising out of any other business we may conduct.

Separate Account III is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of Separate Account III by the SEC.


CHANGES TO SEPARATE ACCOUNT III

Separate Account III may include other Investment Subdivisions that are not available under the Policy. We may substitute another investment subdivision or insurance company separate account under the Policy if, in our judgment, investment in an Investment Subdivision should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another investment subdivision or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

We may also, where permitted by law:

     o create new separate accounts;

     o combine separate accounts, including Separate Account III;

     o transfer assets of Separate Account III, which we determine to be associated with the class of Policies to which this Policy belongs, to another separate account;

     o add new Investment Subdivisions to or remove Investment Subdivisions from Separate Account III or combine Investment Subdivisions;

     o make the Investment Subdivisions available under other policies we issue;

     o add new Funds or remove existing Funds;

     o substitute new Funds for any existing Fund which we determine is no longer appropriate in light of the purposes of the Separate Account;

     o deregister Separate Account III under the 1940 Act; and

     o operate Separate Account III under the direction of a committee or in another form.
--------------------------------------------------------------------------------
                                   THE PORTFOLIOS
--------------------------------------------------------------------------------
You decide the Investment Subdivisions to which you direct premiums. You may change your premium allocation without penalty or charges. There is a separate Investment Subdivision which corresponds to each portfolio of a Fund offered in this Policy.

Each Fund is registered with the Securities and Exchange Commission as an open-end management investment company under the 1940 Act. The assets of each portfolio are separate from other portfolios of a Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate portfolio and the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

Before choosing an Investment Subdivision to allocate your premiums and Cash Value, carefully read the prospectus for each Fund, along with this Prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.


INVESTMENT SUBDIVISIONS

We offer you a choice from among 41 Investment Subdivisions, each of which invests in an underlying portfolio of one of the Funds. You may invest in up to seven Investment Subdivisions at any one time. Allocations to the Guarantee Account count as one of the seven allocations we permit under the Policy.

                                                                                                      ADVISER (AND SUB-
INVESTMENT SUBDIVISION                                  INVESTMENT OBJECTIVE(1)                    ADVISER, AS APPLICABLE)
---------------------------------- -------------------------------------------------------------- ------------------------
                                          INTERNATIONAL AND GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks long-term capital growth in a manner consistent          Janus Capital
  Worldwide Growth Portfolio       with the preservation of capital. Pursues this objective by    Corporation
                                   investing in a diversified portfolio of common stocks of
                                   foreign and domestic issuers of all sizes. Normally invests in at least five different countries including the United
                                   States.
-------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks long-term growth of capital. Pursues this objective      Janus Capital
  International Growth Portfolio   primarily through investments in common stocks of              Corporation
                                   issuers located outside the United States. The portfolio
                                   normally invests at least 65% of its total assets in
                                   securities of issuers from at least five different countries, excluding the United States.
-------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE      Seeks long-term growth of capital by investing at least        Fidelity
  PRODUCTS FUND                    65% of total assets in foreign securities, primarily in        Management &
  VIP Overseas Portfolio           common stocks.                                                 Research
                                                                                                  Company
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing long-term growth of capital by          GE Investment
  International Equity Fund        investing primarily in foreign equity and equity-related       Management
                                   securities which the Adviser believes have long-term           Incorporated
                                   potential for capital growth.
-------------------------------------------------------------------------------------------------------------------------
                                                        SPECIALTY
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing maximum total return through            GE Investment
  Real Estate Securities Fund      current income and capital appreciation by investing           Management
                                   primarily in securities of U.S. issuers that are principally   Incorporated
                                   engaged in or related to the real estate industry including    (Subadvised by
                                   those that own significant real estate assets. The portfolio   Seneca Capital
                                   will not invest directly in real estate.                       Management,
                                                                                                  L.L.C.)
-------------------------------------------------------------------------------------------------------------------------
                                                      SMALL-CAP STOCKS
-------------------------------------------------------------------------------------------------------------------------
  OPPENHEIMER VARIABLE ACCOUNT     Seeks to achieve capital appreciation by investing in          Oppenhei-
  FUNDS                            "growth-type" companies.                                       merFunds, Inc.
  Aggressive Growth Fund/VA
  (formerly known as Aggressive
  Growth Fund)
-------------------------------------------------------------------------------------------------------------------------
  THE ALGER AMERICAN FUND          Seeks long-term capital appreciation by focusing on            Fred Alger
  Alger American Small             small, fast-growing companies that offer innovative            Management,
  Capitalization Portfolio         products, services or technologies to a rapidly expanding      Inc.
                                   marketplace. Under normal circumstances, the portfolio
                                   invests primarily in the equity securities of small
                                   capitalization companies. A small capitalization company
                                   is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P(R) Small Cap
                                   600 Index.
-------------------------------------------------------------------------------------------------------------------------


---------
1 Standard and Poor's, together with the Funds, determined these categories.

                                                                                                     ADVISER (AND SUB-
INVESTMENT SUBDIVISION                                  INVESTMENT OBJECTIVE                      ADVISER, AS APPLICABLE)
---------------------------------- ------------------------------------------------------------- ------------------------
                                                     MID-CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Non-diversified portfolio pursuing long-term growth of        Janus Capital
  Aggressive Growth Portfolio      capital. Pursues this objective by normally investing at      Corporation
                                   least 50% of its assets in equity securities issued by
                                   medium-sized companies.
-------------------------------------------------------------------------------------------------------------------------
  GOLDMAN SACHS VARIABLE           Seeks long-term capital appreciation, primarily through       Goldman Sachs
  INSURANCE TRUST (VIT)            equity securities of companies with public stock market       Asset
  Mid Cap Value Fund               capitalizations within the range of the market                Management
  (formerly known as Mid Cap       capitalization of companies constituting the Russell
  Equity Fund)                     Midcap Index at the time of investment (currently
                                   between $400 million and $16 billion).
-------------------------------------------------------------------------------------------------------------------------
  PBHG INSURANCE SERIES FUND       Seeks to achieve capital appreciation by investing at least   Pilgrim Baxter &
  PBHG Growth II Portfolio         65% of its total assets in the growth securities (primarily   Associates, Ltd.
                                   common stocks) of small and medium sized companies
                                   (market capitalization or annual revenues between $500
                                   million and $10 billion) that, in the adviser's opinion,
                                   have an outlook for strong earnings growth and capital
                                   appreciation potential.
-------------------------------------------------------------------------------------------------------------------------
                                                       MID-CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing long term growth of capital by         GE Investment
  Value Equity Fund                investing primarily in common stock and other equity          Management
                                   securities of companies that the investment adviser           Incorporated
                                   believes are undervalued by the marketplace at the time       (Subadvised by
                                   of purchase and that offer the potential for above-average    NWQ Investment
                                   growth of capital. Although the current portfolio reflects    Management
                                   investments primarily within the mid cap range, the Fund      Company)
                                   is not restricted to investments within any particular
                                   capitalization and may in the future invest a majority of
                                   its assets in another capitalization range.
-------------------------------------------------------------------------------------------------------------------------
                                                      LARGE-CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks long-term capital growth consistent with the            Janus Capital
  Growth Portfolio                 preservation of capital and pursues its objective by          Corporation
                                   investing in common stocks of companies of any size.
                                   Emphasizes larger, more established issuers.
-------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks long-term growth of capital. Pursues this objective     Janus Capital
  Capital Appreciation Portfolio   by investing primarily in common stocks of companies of       Corporation
                                   any size.
-------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE      Seeks long-term capital appreciation by investing mainly      Fidelity
  PRODUCTS FUND II                 in common stocks and in securities of companies whose         Management &
  VIP II Contrafund Portfolio      value is believed to have not been fully recognized by the    Research
                                   public. This fund invests in domestic and foreign issuers.    Company
                                   This fund also invests in "growth" stocks or "value"
                                   stocks or both.
-------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE      Seeks capital appreciation by investing primarily in          Fidelity
  PRODUCTS FUND                    common stocks of companies believed to have                   Management &
  VIP Growth Portfolio             above-average growth potential.                               Research
                                                                                                 Company
-------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE      Seeks high total return through a combination of current      Fidelity
  PRODUCTS FUND III                income and capital appreciation by investing a majority of    Management &
  VIP III Growth & Income          assets in common stocks with a focus on those that pay        Research
  Portfolio                        current dividends and show potential for capital              Company
                                   appreciation.
-------------------------------------------------------------------------------------------------------------------------

                                                                                                     ADVISER (AND SUB-
INVESTMENT SUBDIVISION                                  INVESTMENT OBJECTIVE                      ADVISER, AS APPLICABLE)
----------------------------------- ------------------------------------------------------------ ------------------------
OPPENHEIMER VARIABLE ACCOUNT        Seeks capital appreciation from investments in securities      Oppenhei-
FUNDS                               of well-known and established companies. Such securities       merFunds, Inc.
Capital Appreciation Fund/VA        generally have a history of earnings and dividends and
(formerly known as Oppenheimer      are issued by seasoned companies (having an operating
Growth Fund)                        history of at least five years, including predecessors).
                                    Current income is a secondary consideration in the
                                    selection of the Capital Appreciation Fund's portfolio
                                    securities.
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS              Objective of providing long-term growth of capital as        GE Investment
  Premier Growth Equity Fund        well as future (rather than current) income by investing     Management
                                    primarily in growth-oriented equity securities.              Incorporated
-------------------------------------------------------------------------------------------------------------------------
  THE ALGER AMERICAN FUND           Seeks long-term capital appreciation by focusing on          Fred Alger
  Alger American Growth Portfolio   growing companies that generally have broad product          Management,
                                    lines, markets, financial resources and depth of             Inc.
                                    management. Under normal circumstances, the portfolio
                                    invests primarily in the equity securities of large
                                    companies. The portfolio considers a large company to
                                    have a market capitalization of $1 billion or greater.
-------------------------------------------------------------------------------------------------------------------------
  PBHG INSURANCE SERIES FUND        Seeks long term growth of capital by investing at least      Pilgrim Baxter &
  PBHG Large Cap Growth             65% of its total assets in growth securities (primarily      Associates, Ltd.
  Portfolio                         common stocks) of large capitalization companies (market
                                    capitalization over $1 billion) that, in the adviser's
                                    opinion, have an outlook for strong earnings growth and
                                    capital appreciation potential.
-------------------------------------------------------------------------------------------------------------------------
                                                      LARGE-CAP VALUE
--------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE       Seeks reasonable income and will consider the potential      Fidelity
  PRODUCTS FUND                     for capital appreciation. The fund also seeks a yield,       Management &
  VIP Equity-Income Portfolio       which exceeds the composite yield on the securities          Research
                                    comprising the S&P 500 by investing primarily in             Company
                                    income-producing equity securities and by investing in
                                    domestic and foreign issuers.
-------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE       Seeks to provide capital growth by investing primarily in    Fidelity
  PRODUCTS FUND III                 common stock and other types of securities, including        Management &
  VIP III Growth Opportunities      bonds, which may be lower-quality debt securities.           Research
  Portfolio                                                                                      Company
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS              Objective of providing long-term growth of capital           GE Investment
  U.S. Equity Fund                  through investments primarily in equity securities of U.S.   Management
                                    companies.                                                   Incorporated
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS              Objective of providing capital appreciation and              GE Investment
  S&P 500 Index Fund(2)             accumulation of income that corresponds to the               Management
                                    investment return of the Standard & Poor's 500               Incorporated
                                    Composite Stock Price Index through investment in            (Subadvised by
                                    common stocks comprising the Index.                          State Street
                                                                                                 Global Advisers)
-------------------------------------------------------------------------------------------------------------------------
  FEDERATED INSURANCE SERIES        Seeks high current income and moderate capital               Federated
  Utility Fund II                   appreciation by investing primarily in equity and debt       Investment
                                    securities of utility companies.                             Management
                                                                                                 Company
-------------------------------------------------------------------------------------------------------------------------

---------
     2 "Standard & Poor's," "S&P," and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Investment Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this Fund or the Policy.

                                                                                                       ADVISER (AND SUB-
INVESTMENT SUBDIVISION                                   INVESTMENT OBJECTIVE                       ADVISER, AS APPLICABLE)
---------------------------------- --------------------------------------------------------------- ------------------------
  FEDERATED INSURANCE SERIES       Seeks long-term growth of capital with a secondary              Federated
  American Leaders Fund II         objective of providing income. Seeks to achieve its             Investment
                                   objective by investing, under normal circumstances, at          Management
                                   least 65% of its total assets in common stock of "blue          Company
                                   chip" companies.
-------------------------------------------------------------------------------------------------------------------------
  GOLDMAN SACHS VARIABLE           Seeks long-term capital growth and growth of income,            Goldman Sachs
  INSURANCE TRUST (VIT)            primarily through equity securities that are considered to      Asset
  Growth and Income Fund           have favorable prospects for capital appreciation and/or        Management
                                   dividend-paying ability.
-------------------------------------------------------------------------------------------------------------------------
  SALOMON BROTHERS VARIABLE        Seeks long-term growth of capital with current income as        Salomon
  SERIES FUNDS                     a secondary objective, primarily through investments in         Brothers Asset
  Investors Fund                   common stocks of well-known companies.                          Management Inc
-------------------------------------------------------------------------------------------------------------------------
                                                           BALANCED
-------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks long term growth of capital. Pursues this objective       Janus Capital
  Balanced Portfolio               consistent with the preservation of capital and balanced        Corporation
                                   by current income. Normally invests 40-60% of its assets
                                   in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily
                                   for their income potential.
-------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE      Seeks high total return with reduced risk over the              Fidelity
  PRODUCTS FUND II                 long-term by allocating assets among stocks, bonds and          Management &
  VIP II Asset Manager Portfolio   short-term and money market instruments.                        Research
                                                                                                   Company
-------------------------------------------------------------------------------------------------------------------------
  OPPENHEIMER VARIABLE ACCOUNT     Seeks total investment return (which includes current           Oppenhei-
  FUNDS                            income and capital appreciation in the values of its            merFunds, Inc.
  Multiple Strategies Fund/VA      shares) from investments in common stocks and other
  (formerly known as Multiple      equity securities, bonds and other debt securities, and
  Strategies Fund)                 "money market" securities.
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing the highest total return, composed       GE Investment
  Total Return Fund                of current income and capital appreciation, as is               Management
                                   consistent with prudent investment risk by investing in         Incorporated
                                   common stock, bonds and money market instruments, the
                                   proportion of each being continuously determined by the
                                   investment adviser.
-------------------------------------------------------------------------------------------------------------------------
  SALOMON BROTHERS VARIABLE        Seeks to obtain above-average income by primarily               Salomon
  SERIES FUNDS                     investing in a broad variety of securities, including stocks,   Brothers Asset
  Total Return Fund                fixed-income securities and short-term obligations.             Management Inc
-------------------------------------------------------------------------------------------------------------------------
                                                         GLOBAL BONDS
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing high total return, emphasizing           GE Investment
  Global Income Fund               current income and, to a lesser extent, capital                 Management
                                   appreciation. The Fund seeks to achieve this objective by       Incorporated
                                   investing primarily in foreign and domestic
                                   income-bearing debt securities and other foreign and
                                   domestic income bearing instruments.
-------------------------------------------------------------------------------------------------------------------------

                                                                                                      ADVISER (AND SUB-
INVESTMENT SUBDIVISION                                  INVESTMENT OBJECTIVE                       ADVISER, AS APPLICABLE)
---------------------------------- -------------------------------------------------------------- ------------------------
                                                       HIGH-YIELD BONDS
--------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks maximum total return consistent with preservation        Janus Capital
  Flexible Income Portfolio        of capital. Total return is expected to result from a          Corporation
                                   combination of income and capital appreciation. The
                                   portfolio pursues its objective primarily by investing in
                                   any type of income-producing securities. This portfolio
                                   may have substantial holdings of lower-rated debt
                                   securities or "junk" bonds. The risks of investing in junk bonds are described in the prospectus for Janus Aspen
                                   Series, which should be read carefully before investing.
-------------------------------------------------------------------------------------------------------------------------
  OPPENHEIMER VARIABLE ACCOUNT     Seeks high current income from investments in high yield       Oppenhei-
  FUNDS                            fixed income securities, including unrated securities or       merFunds, Inc.
  High Income Fund/VA              high-risk securities in lower rating categories. These
  (formerly known as High Income   securities may be considered speculative. This Fund may
  Fund)                            have substantial holdings of lower-rated debt securities or
                                   "junk" bonds. The risks of investing in junk bonds are
                                   described in the prospectus for the Oppenheimer Variable
                                   Account Funds, which should be read carefully before
                                   investing.
-------------------------------------------------------------------------------------------------------------------------
  FEDERATED INSURANCE SERIES       Seeks high current income by investing primarily in a          Federated
  High Income Bond Fund II         diversified portfolio of professionally managed                Advisers
                                   fixed-income securities. The fixed income securities in
                                   which the Fund intends to invest are lower-rated
                                   corporate debt obligations, commonly referred to as "junk
                                   bonds". The risks of these securities and their high yield potential are described in the prospectus for the Federated
                                   Insurance Series, which should be read carefully before
                                   investing.
-------------------------------------------------------------------------------------------------------------------------
                                                       DOMESTIC BONDS
-------------------------------------------------------------------------------------------------------------------------
  OPPENHEIMER VARIABLE ACCOUNT     Seeks high level of current income and capital, and            Oppenhei-
  FUNDS                            growth when consistent with its primary objective. Under       merFunds, Inc.
  Bond Fund/VA                     normal conditions this fund will invest at least 65% of its
  (formerly known as Bond Fund)    total assets in investment grade debt securities.
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing maximum income consistent with          GE Investment
  Income Fund                      prudent investment management and preservation of              Management
                                   capital by investing primarily in income-bearing debt          Incorporated
                                   securities and other income bearing instruments.
-------------------------------------------------------------------------------------------------------------------------
  SALOMON BROTHERS VARIABLE        Seeks high level of current income with capital                Salomon
  SERIES FUNDS                     appreciation as a secondary objective, through a globally      Brothers Asset
  Strategic Bond Fund              diverse portfolio of fixed-income investments, including       Management Inc
                                   lower-rated fixed income securities commonly known as
                                   junk bonds.
-------------------------------------------------------------------------------------------------------------------------
                                                        MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing highest level of current income as      GE Investment
  Money Market Fund                is consistent with high liquidity and safety of principal by   Management
                                   investing in various types of good quality money market        Incorporated
                                   securities.
-------------------------------------------------------------------------------------------------------------------------

Not all of these portfolios may be available in all states or markets.

We will purchase shares of the portfolios at net asset value and direct them to the appropriate Investment Subdivisions of Separate Account III. We will redeem sufficient shares of the appropriate portfolios at net asset value to pay surrender/partial withdrawal proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners at additional units, but instead reflect them in unit values.


Shares of the portfolios of the Funds are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. SEE the Prospectuses for the Funds.

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of Account III and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. These agreements reflect administrative services we provide.


YOUR RIGHT TO VOTE PORTFOLIO SHARES

As required by law, we will vote the portfolio shares held in Separate Account III at meetings of the shareholders of the Funds. The voting will be done according to the instructions of Owners who have interests in any Investment Subdivisions which invest in the portfolios of the Funds. If the 1940 Act or any regulation under it should be amended, and if as a result we determine that we are permitted to vote the portfolios' shares in our own right, we may elect to do so.

We will determine the number of votes which you have the right to cast by applying your percentage interest in an Investment Subdivision to the total number of votes attributable to the Investment Subdivision. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in an Investment Subdivision for which we received no timely instructions in proportion to the voting instructions which we received for all Policies participating in that Investment Subdivision. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholders meeting, each person having a voting interest in an Investment Subdivision will receive proxy material, reports and other materials relating to the portfolio. Since each portfolio may engage in shared funding, other persons or entities besides the Company may vote portfolio shares. SEE Investment Subdivisions.
--------------------------------------------------------------------------------
                             THE GUARANTEE ACCOUNT
--------------------------------------------------------------------------------
Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account, nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account, and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

You may allocate some or all of your premium payments and transfer some or all of your Cash Value to the Guarantee Account. We credit the portion of the Cash Value allocated to the Guarantee Account with interest (as described below). Cash Value in the Guarantee Account is subject to some, but not all, of the charges we assess in connection with the Policy. SEE Charges and Deductions.

Each time you allocate premium payments or transfer Cash Value to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a year. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence with respect to that portion of the Cash Value in the Guarantee Account represented by that particular allocation.

The initial interest rate guarantee period for any allocation will be one year. Subsequent interest rate guarantee periods will each be one year. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of Cash Value under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account, or any portion thereof. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF INTEREST RATES IN FUTURE GUARANTEE PERIODS. HOWEVER, THE INTEREST RATES FOR ANY INTEREST GUARANTEE PERIOD WILL BE AT LEAST THE GUARANTEED INTEREST RATE SHOWN IN YOUR POLICY.

--------------------------------------------------------------------------------
                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
This section describes the charges and deductions we make under the Policy to compensate for the services and benefits we provide, costs and expenses we incur, and risks we assume. The services and benefits we provide include:

   o the partial withdrawal, surrender, Policy loan and death benefits under the Policy;

   o investment options, including premium allocations, dollar-cost averaging, asset allocation and portfolio rebalancing programs;

   o administration of various elective options under the Policy; and

   o the distribution of various reports to Owners.

   The costs and expenses we incur include:

   o those associated with underwriting applications and increases in Specified Amount;

   o various overhead and other expenses associated with providing the services and benefits provided by the Policy;

   o sales and marketing expenses; and

   o other costs of doing business, such as federal, state and local premium and other taxes and fees.

The risks we assume include:

   o that insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

   o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.


CHARGES ATTRIBUTABLE TO PREMIUM PAYMENTS

During the first ten years following each premium payment, we deduct a monthly premium tax charge equal to an annual rate of .20% of that portion of the Policy's Cash Value in Separate Account III attributable to each premium payment, and a monthly distribution expense charge equal to an annual rate of
 .30% of that portion of the Policy's Cash Value in Separate Account III attributable to each premium payment. These charges are deducted proportionately from your assets in each Investment Subdivision. These charges are not deducted from Cash Value in the Guarantee Account. The sum of the cumulative distribution expense charges previously deducted, attributable to a particular premium payment, will never exceed 9% of that premium.


MORTALITY AND EXPENSE RISK CHARGE

We currently deduct a daily charge of .0024769% from each Investment Subdivision. This corresponds to an effective annual rate of 0.90% of net assets. This charge is not deducted from your assets in the Guarantee Account. We will not increase this charge for the duration of your Policy. This charge is factored into the net investment factor.

The mortality risk we assume is the risk that Insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.

ADMINISTRATIVE EXPENSE CHARGE

We deduct a daily administrative expense charge of .0010981% from each Investment Subdivision. The effective annual rate of this charge is .40% and is factored into the net investment factor. We also deduct an administrative expense charge daily from the Cash Value in the Guarantee Account at an effective annual rate of .40%.


COST OF INSURANCE

We deduct a cost of insurance charge each month. The cost of insurance is a significant charge under your Policy because it is the primary charge for the death benefit we provide you. The cost of insurance charge depends on a number of factors (Age, gender, Policy duration, and risk class) that cause the charge to vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. We will determine the risk class (and therefore the rates) separately for the initial Specified Amount and for any increase in Specified Amount that requires evidence of insurability.

We calculate the cost of insurance on each Monthly Anniversary Day based on your net amount at risk. We determine your net amount at risk by the following formula:



              LIFE INSURANCE PROCEEDS
              ------------------------      -       Cash Value
                1.0032737


To determine your cost of insurance for a particular Policy Month, we divide your net amount at risk by 1000 and multiply that result by the applicable cost of insurance rate.

On those Monthly Anniversary Days on which a Policy qualifies for the Preferred Funding Risk Class (see Premiums below), the cost of insurance charge will not exceed .0792% of the Policy's Cash Value on the Monthly Anniversary Day. Furthermore, once the amount of total premiums paid meets or exceeds total planned premium, the cost of insurance charge will not exceed .05% of the Policy's Cash Value on the Monthly Anniversary Day. These are equivalent to annual rates of .95% and .60%, respectively, of a Policy's Cash Value. These limits on the cost of insurance charge represent our current practice, which we may change at our discretion.

Changes in the death benefit may affect the amount of the cost of insurance charge deductible under the Policies. Because the cost of insurance charge varies with the net amount at risk, an increase in Specified Amount or the calculation of the death benefit based on the corridor percentage (SEE Death Benefits) may cause the cost of insurance charge to increase.

The cost of insurance rate for the Insured is based on his or her Age, sex and applicable risk class. We currently place Insureds in the following risk classes when we issue the Policy, based on our underwriting: a male or female or unisex risk class where appropriate under applicable law (currently including the State of Montana). The original risk class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different risk class may apply to the increase, based on the Insured's circumstances at the time of the increase.

We may change the cost of insurance rates from time to time at our sole discretion, but we guarantee that the cost of insurance rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners' 1980 Standard Ordinary Mortality Tables. The maximum cost of insurance rates are based on the Insured's age nearest birthday at the start of the Policy Year. Modifications to cost of insurance rates are made for risk classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies, and depend on our expectation of future experience with respect to interest, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same Age, sex (where applicable), and risk class and whose Policies have been in effect for the same length of time. We deduct the cost of insurance charge proportionately from your assets in the Investment Subdivisions and/or the Guarantee Account.

SURRENDER CHARGE

If you fully surrender your Policy within nine years of a premium payment, we will deduct a surrender charge. The total surrender charge will equal the sum of the surrender charges, if any, attributable to the premium payments you made under the Policy before the surrender. For purposes of this charge, we deem all premium payments you make during a Policy Year to be made on the first day of a Policy Year; therefore, one year elapses on each Policy Anniversary. We calculate a surrender charge as a percentage of the premium. We show the schedule of these charges below:



 POLICY YEARS SINCE     SURRENDER CHARGE
   PREMIUM PAYMENT         PERCENTAGE
--------------------   -----------------
         0-1                  6%
          2                   6%
          3                   6%
          4                   6%
          5                   5%
          6                   4%
          7                   3%
          8                   2%
          9                   1%
    10 and later              0%

We also will limit the surrender charge so that the surrender charge attributable to a particular premium payment, when taken together with the total amount of distribution expense charges previously deducted attributable to that premium payment, will never exceed 9% of that premium payment. Thus, in the event of a surrender, if the surrender charge otherwise calculated would cause the sum of those charges to exceed 9% of a particular premium payment, the surrender charge will be limited so that it equals the difference between 9% of the premium payment and the total monthly distribution expense charges attributable to that premium that have been deducted. We will deduct this surrender charge, along with any outstanding Policy Debt, from your Cash Value to determine the amount payable upon surrender.

We do not assess a surrender charge for partial withdrawals, but do assess a processing fee.


PARTIAL WITHDRAWAL PROCESSING FEE

We deduct a partial withdrawal processing fee on partial withdrawals you make. The fee equals the lesser of $25 or 2% of the amount withdrawn and will be deducted from the amount of the withdrawal. We will take the fee proportionately from the Investment Subdivisions and/or the Guarantee Account from which you withdraw Cash Value.


TRANSFER CHARGE

We assess a $10 transfer charge for each transfer after the first transfer you make in any calendar month. We take this charge from the amount you transfer. For purposes of assessing this charge, we consider each transfer request one transfer, regardless of the number of Investment Subdivisions affected by the transfer. Multiple transfers within the same Valuation Period are also considered one transfer for this purpose.


OTHER CHARGES

If you request a projection of illustrative future life insurance under the Policy and Policy values, we reserve the right to charge a maximum fee of $25 for the cost of preparing the projection.

There are deductions from and expenses paid out of the assets of each portfolio that are more fully described in each Fund's prospectus.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

   1. THE SIZE OF THE GROUP. Generally, the sales expenses for each individual owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

   2. THE TOTAL AMOUNT OF PREMIUM PAYMENTS TO BE RECEIVED FROM A GROUP. Per Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

   3. THE PURPOSE FOR WHICH THE POLICIES ARE PURCHASED. Certain types of plans are more likely to be stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

   4. THE NATURE OF THE GROUP FOR WHICH THE POLICIES ARE BEING PURCHASED. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced.

   5. OTHER CIRCUMSTANCES. There may be other circumstances of which we are not presently aware, which could result in reduced sales expenses.

If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of policies funded by Separate Account III.
--------------------------------------------------------------------------------
                                  THE POLICY
--------------------------------------------------------------------------------
APPLYING FOR A POLICY


To purchase a Policy, you must complete an application and you or your registered representative must submit it to us at our Home Office. You also must pay an initial premium of a sufficient amount. SEE Premiums, below. The minimum first year planned premium is $5,000. You can submit your initial premium with your application or at a later date. (If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. SEE Allocating Premium.) Coverage generally becomes effective as of the Policy Date.

Generally, we will issue a Policy covering an Insured up to Age 75 if evidence of insurability satisfies our underwriting rules. (If the Insured is over age 60, however, your premium plan options may be limited.) Required evidence of insurability may include, among other things, a medical examination of the Insured. We may, in our sole discretion, issue a Policy covering an Insured over Age 75. We may reject an application for any lawful reason.

If you do not pay the full first premium with your application, the insurance will become effective on the effective date. This date is the date that you pay your premium and that we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.

If you pay the full first premium with your application, we may give you a conditional receipt. This means that, subject to our underwriting requirements and subject to a maximum limitation, your insurance will become effective on the effective date we specified in the conditional receipt. This effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests we require, and (iii) the policy date you requested when that date is later than the date you completed your application.

If we issued your Policy before November 14, 1995, please see Appendix A for a description of certain features of your Policy that differ from the Policies described in this prospectus.


OWNER

You have rights in the Policy during the Insured's lifetime. If you die before the Insured and there is no contingent Owner, ownership will pass to your estate.


BENEFICIARY

You designate the primary Beneficiaries and contingent Beneficiaries when you apply for the Policy. You may name one or more primary Beneficiaries or contingent Beneficiaries. We will pay the proceeds in equal shares to the survivors in the appropriate Beneficiary class, unless you request otherwise.

Unless an optional payment plan is chosen, we will pay the death Proceeds in a lump sum to the primary Beneficiary(ies). If the primary Beneficiary(ies) dies before the Insured, we will pay the proceeds to the contingent
Beneficiary(ies). If there is no surviving Beneficiary(ies) we will pay the proceeds to you or your estate.


CHANGING THE BENEFICIARY

If you reserve the right, you may change the Beneficiary during the Insured's life. To make this change, please write our Home Office. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request.


CANCELING A POLICY

You may cancel a Policy during the "free-look period" by returning it to us at our Home Office, or to the agent who sold it. The free-look period expires 10 days after you receive the Policy or within 45 days after you sign Part I of the application, whichever is later. The free-look period is longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the sum of:

     o the total amount of monthly deductions made against Cash Value and any charges deducted from premiums paid; plus

     o Cash Value on the date we (or our agent) receive the returned Policy.

If any state law prohibits the calculation above, we will refund the total of all premiums paid for the Policy, or other amounts as required under state law.

--------------------------------------------------------------------------------
                                   PREMIUMS
--------------------------------------------------------------------------------
GENERAL


We will usually credit your initial premium payment to the Policy on the later of the date we approve your application and the date we receive your payment. We will credit any subsequent premium payment to the Policy on the Business Day we receive it at our Home Office.

The total premiums you pay may not exceed guideline premium limitations for life insurance set forth in the Code and shown in your Policy. We may reject any premium, or any portion of a premium, that would result in the Policy being disqualified as life insurance under the Code. We will refund any rejected premium along with any interest it accrued. For your convenience, we will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a Modified Endowment Contract ("MEC") under the Code. SEE Tax Considerations.


INITIAL PREMIUM

The initial premium is due on the Policy Date. Your initial premium will be shown in your Policy's data pages. If the Insured is over age 60, the initial premium must equal the total planned premium.


PLANNED PREMIUMS

Your Policy's data pages will show the amount of the planned premium. The minimum first year planned premium is $5,000.

The total planned premium must equal the guideline single premium for life insurance as determined in the Internal Revenue Code for the Policy's initial Specified Amount. The relationship between the guideline single premium and the Specified Amount depends on the Age, sex (where applicable), and risk class of the Insured. Generally, the same guideline single premium will purchase a higher Specified Amount for a younger Insured than for an older Insured of the same sex and risk class. Likewise, the same guideline single premium will purchase a slightly higher Specified Amount for a female Insured than for a male Insured of the same age and risk class. Representative Specified Amounts for a $10,000 guideline single premium are set forth below:

            Specified Amount for a $10,000 Guideline Single Premium


                           AGE        MALE         FEMALE
                         ------   -----------   -----------
                           10      $172,614      $222,762
                           20       118,079       148,384
                           30        79,351        97,259
                           40        51,445        63,084
                           50        34,265        42,083
                           60        23,862        28,731
                           70        17,680        20,131


PREFERRED FUNDING RISK CLASS

A Policy issued with respect to an Insured assigned to the standard risk class may qualify for the Preferred Funding Risk Class, provided that the amount of total premiums paid under the Policy meets the premium requirements of the Preferred Funding Schedule. The Preferred Funding Schedule, set forth below, shows the amount of total premiums that must be paid (as a percentage of a Policy's total planned premiums) as of the beginning of Policy years one through five in order for a Policy to qualify for the Preferred Funding Risk Class. Cost of insurance charges deducted under Policies in this risk class are subject to certain limits. See below.



                     POLICY YEAR                TOTAL PREMIUMS
                    -------------   --------------------------------------
                                     (AS A % OF THE TOTAL PLANNED PREMIUM)
                      1                                20%
                      2                                40%
                      3                                60%
                      4                                80%
                      5+                              100%

TAX FREE EXCHANGES (1035 EXCHANGES)

We will accept as part of your initial premium money from one contract that qualified for a tax-free exchange under Section 1035 of the Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

ADDITIONAL PREMIUM PAYMENTS

Although the Policy can operate as a single premium policy, you may make additional premium payments under certain circumstances, so long as there is no outstanding Policy Debt. If there is Policy Debt outstanding, we will consider any payment (other than an initial or planned premium payment) we receive to be repayment of that debt. Should any such payment exceed the amount of Policy Debt outstanding, we will treat the amount in excess of Policy Debt as an additional premium payment. The circumstances under which you can make additional premium payments are listed below:

  (1) Increases in Specified Amount -- After the first Policy Year, you may request an increase in Specified Amount. (See Changing the Specified Amount). If your request is approved, we will require you to make an additional premium payment in order for the increase to become effective.


  (2) In Order to Prevent Termination -- If the Surrender Value on a Monthly Anniversary Day is insufficient to cover the monthly deduction due on that Monthly Anniversary Day, then in order to prevent termination, you must make a payment during the grace period sufficient to cover the monthly deduction. We will mail you a notice stating the minimum payment you must make to prevent termination. You may make an additional premium payment in an amount greater than that required to prevent termination as long as the total of all premium payments, immediately after the payment to prevent termination, is less than the maximum premiums limitation shown in your Policy's data pages.

  (3) At Your Discretion -- You may make additional premium payments at your discretion, so long as the amount of the payment is at least $250 and the payment plus the total of all premiums previously paid does not exceed the maximum premiums limitation shown in your Policy's data pages. The maximum premiums limitation will be derived from the guideline premium test for life insurance set forth in the Internal Revenue Code. If the initial premium equals the maximum premiums limitation at issue, you normally will not be able to make discretionary additional premium payments during the early years of the Policy.

      If you make a discretionary additional premium payment that causes the total amount of premiums paid under the Policy to exceed the maximum premiums limitation, we will accept only the portion of the premium which, together with premiums previously paid, equals the maximum premiums limitation, and will return the excess to you. Thereafter, we will not accept any discretionary additional premium payments until allowed by the maximum premiums limitation.


REPAYMENT OF OUTSTANDING POLICY DEBT

If there is any outstanding Policy Debt on the date we receive a payment (other than an initial or planned premium payment), we will treat the payment first as a repayment of outstanding Policy Debt. (SEE Repayment of Policy Debt.)


ALLOCATING PREMIUMS

When you apply for a Policy, you specify the percentage of your premium we allocate to each Investment Subdivision and to the Guarantee Account. You may only direct your premiums and Cash Value to seven Investment Subdivisions at any given time. Allocations to the Guarantee Account count as one of the seven allocations we permit under the Policy. You can change the allocation percentages at any time by writing or calling our Home Office. The change will apply to all premiums we receive with or after we receive your instructions. Premium allocations must be in percentages totaling 100%, and each allocation percentage must at least be 10% of the premium.

Until we approve your application, receive all necessary forms (including any subsequent amendments to the application), and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account. We will then allocate your premium during the Initial Investment Period as specified below.

Once we approve your application, receive all necessary forms (including any subsequent amendments to the application), and receive the entire initial premium, we will transfer your premium from the non-interest bearing account.
At that point, we will tranfer any portion of the initial premium you designated for the Guarantee Account to the Guarantee Account, and we will transfer any portion of the initial premium you designated for the Investment Subdivisions to the Investment Subdivision investing in the Money Market Fund of the GE Investments Funds (the "Money Market Investment Subdivision"). Once allocated, your Policy's Cash Value designated for the Investment Subdivisions will remain in the Money Market Investment Subdivision until the end of the Initial Investment Period. At the end of the Initial Investment Period, we will transfer this amount to the Investment Subdivisions you designated in your application. (The Initial Investment Period ends either on the date we receive at our Home Office a form satisfactory to us and signed by you that you have received and accepted the Policy, or if the Policy is not accepted, when all amounts due are refunded.)
--------------------------------------------------------------------------------
                          HOW YOUR CASH VALUE VARIES
--------------------------------------------------------------------------------
CASH VALUE


The Cash Value is the entire amount we hold under your Policy for you. The Cash Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Investment Subdivision, the amount held in the Guarantee Account, and the Cash Value held in the General Account to secure Policy Debt. SEE Loans. We determine Cash Value first on your Policy Date (or on the date we receive your initial premium payment, if later) and after that on each Business Day. Your Cash Value will vary to reflect the performance of the Investment Subdivisions to which you have allocated amounts and interest we credit to the Guarantee Account, and also will vary to reflect Policy Debt, charges for monthly deduction, mortality and expense risk and administrative expense charges, transfers, partial withdrawals, Policy loan interest, and Policy loan repayments. Your Cash Value may be more or less than the premiums you paid.


SURRENDER VALUE

The Surrender Value on a Business Day is the Cash Value reduced by both any surrender charge and any Policy Debt.


INVESTMENT SUBDIVISION VALUES

On any Business Day, the value of an Investment Subdivision equals the number of Investment Subdivision units we credit to the Policy multiplied by the Unit Value for that day. When you make allocations to an Investment Subdivision, either by premium allocation, transfer of Cash Value, transfer of loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Investment Subdivision. We determine the number of units by dividing the amount allocated, transferred or repaid to the Investment Subdivision by the Investment Subdivision's Unit Value for the Business Day when we effect the allocation, transfer or repayment.

The number of units we credit to a Policy will decrease whenever we take the allocated portion of the monthly deduction, you take a Policy loan or a partial withdrawal from the Investment Subdivision, you transfer an amount from the Investment Subdivision, you take a partial withdrawal from the Investment Subdivision, or you surrender the Policy.

UNIT VALUES

We arbitrarily set the unit value for each Investment Subdivision at $10 when we established the Investment Subdivision. After that, an Investment Subdivision's Unit Value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Business Day to the next. We determine Unit Value, after an Investment Subdivisions operations begin, by multiplying the net investment factor for that Valuation Period by the Unit Value for the immediately preceding period.


NET INVESTMENT FACTOR

The net investment factor for a Valuation Period is (a) divided by (b), minus
(c), where:

     (a) is the result of:

       1. the value of the assets at the end of the preceding Valuation Period; PLUS

       2. the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; MINUS

       3. the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

       4. any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

   (b) is the value of the assets in the Investment Subdivision at the end of the preceding Valuation Period; and

   (c) is a charge no greater than .0035750% for each day in the Valuation Period. This corresponds to 1.30% per year of the net assets of that Investment Subdivision for mortality and expense risks and administrative expenses.
--------------------------------------------------------------------------------
                                   TRANSFERS
--------------------------------------------------------------------------------
GENERAL


You may transfer all or a portion of your Cash Value between and among the Investment Subdivisions of Separate Account III and the Guarantee Account subject to certain conditions. Transfers among the Investment Subdivisions of Separate Account III and from an Investment Subdivision to a Guarantee Account are made as of the end of the Valuation Period that the transfer request is received at our Home Office. Transfers to, from, or among the Investment Subdivisions of Separate Account III may be postponed under certain circumstances. See Requesting Payments.

Transfers from any particular allocation of a Guarantee Account to an Investment Subdivision are restricted. You may make such transfers only during the 30 day period beginning with the end of the preceding guarantee period applicable to that particular allocation. We also may limit the amount which may be transferred from the Guarantee Account to the Investment Subdivisions, but we will not limit it to less than 25% of the original allocation, plus any accrued interest on that allocation remaining in the Guarantee Account. Further, we restrict certain transfers from an Investment Subdivision to the Guarantee Account. You may not make any transfers from an Investment Subdivision to the Guarantee Account during the six month period following the transfer of any amount from the Guarantee Account to any Investment Subdivision.

We reserve the right to limit the number of transfers if it is necessary for the Policy to continue to be treated as a life insurance policy by the Internal Revenue Service. We may not honor a transfer request: (i) if any of the Investment Subdivisions that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Investment Subdivision invests; (ii) if the transfer is a result of more than one trade involving the same Investment Subdivision within a 30 day period; (iii) if the transfer would adversely affect Unit Values; or (iv) if the transfer would adversely affect any portfolio affected by the transfer. We also may not honor transfers made by third parties. (See Transfers by Third Parties.)

When thinking about a transfer of Cash Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason. There is a charge after the first transfer made in a calendar month. SEE Transfer Charge.


DOLLAR-COST AVERAGING

The dollar-cost averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Investment Subdivision investing in the Money Market Fund of the GE Investments Funds (the "Money Market Investment Subdivision") and/or the Guarantee Account (if we issued your Policy on or after May 1, 1995) to any combination of other Investment Subdivisions (as long as the total number of Investment Subdivisions used does not exceed the maximum number allowed under the Policy). The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.


You may participate in the dollar-cost averaging program by selecting the program on your application, completing a dollar-cost averaging agreement, or calling our Home Office. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Investment Subdivision and/or the Guarantee Account (if applicable) to any other Investment Subdivision. If any transfer would leave less than $100 in the Money Market Investment Subdivision or the Guarantee Account, we will transfer the entire amount. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Investment Subdivision or Guarantee Account from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file.

There is no additional charge for dollar-cost averaging, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, nor for calculating any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the dollar-cost averaging program at any time and for any reason.


ASSET ALLOCATION

You may select from five asset allocation model portfolios offered by us, or you may use a model offered by us as a guide to help you develop your own asset allocation program. The models designed by us are as follows:


                               Model     Investment and Risk Profile
                              -------   ----------------------------
                                 1      Income
                                 2      Enhanced Income
                                 3      Growth & Income
                                 4      Growth
                                 5      Aggressive Growth


If you elect to participate in the asset allocation program, we will automatically allocate all premium payments among the Investment Subdivisions indicated by the model and the Funds within the model you select. The models do not include allocation to the Guarantee Account. Although you may use only one model at a time, you may elect to change your selection as your tolerance for risk, needs, and/or objectives change.

You may use a questionnaire that we offer to determine the model that best meets your risk tolerance and time horizons. Asset allocation does not guarantee a profit or protect against a loss.

Because each Investment Subdivision performs differently over time, your portfolio mix may vary from its initial allocations. You may elect to have the portfolios automatically rebalanced under our portfolio rebalancing program, described below.

From time to time, we will review the models and may find that allocation percentages among the Investment Subdivisions or even some of the Investment Subdivisions within a particular model need to be changed. We will send you notice that such a change has been made. Unless you elect to participate in the new allocation model you will remain in your current designated allocation model. This change will not be made automatically.

There is no additional charge for the asset allocation program. We reserve the right to discontinue offering this program at any time and for any reason.


PORTFOLIO REBALANCING
Once you allocate your money among the Investment Subdivisions, the performance of each Investment Subdivision may cause your allocation to shift. You may instruct us to automatically rebalance (on a quarterly, semi-annual or annual basis) your Cash Value to return to the percentages specified in your allocation instructions. The program does not include allocations to the Guarantee Account. You may elect to participate in the portfolio rebalancing program at any time by completing the portfolio rebalancing agreement. Your percentage allocations must be in whole percentages and be at least 10%. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Home Office. Once elected, portfolio rebalancing remains in effect from the date we receive your request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and we do not consider a portfolio rebalancing transfer a transfer for purposes of assessing a transfer charge, nor for calculating any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against a loss.


TRANSFERS BY THIRD PARTIES
As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party mades transfers for many Owners, the result can be simultaneous transfers involving large amounts of Cash Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds underlying the Policies, and the managements of those Funds share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. These procedures will not, however, prevent Owners from making their own transfer requests.
--------------------------------------------------------------------------------
                                DEATH BENEFITS
--------------------------------------------------------------------------------
As long as the Policy remains in force, we will pay the death benefit upon receipt at our Home Office of satisfactory proof of the Insured's death. SEE Requesting Payments. We will pay the death benefit to the Beneficiary.

AMOUNT OF DEATH BENEFIT PAYABLE
The amount of death benefit payable equals:

  o the greater of: 1) the Specified Amount; or 2) Cash Value multiplied by the applicable corridor percentage as determined using the table of percentages shown below;

  o MINUS any Policy Debt on that date; and

  o MINUS the amount of any due and unpaid monthly deductions, if the date of death occurred during a grace period.

Under certain circumstances, we may further adjust the amount of the death benefit payable. SEE Incontestability and Misstatement of Age or Sex.

We determine the Specified Amount and Cash Value on the date of the Insured's death. The corridor percentage is 250% until attainment of Age 40 and declines after that as the Insured's Attained Age increases. If the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations, we reserve the right to change the table.



                       TABLE OF PERCENTAGES OF CASH VALUE
--------------------------------------------------------------------------------
 ATTAINED      CORRIDOR      ATTAINED      CORRIDOR      ATTAINED      CORRIDOR
    AGE       PERCENTAGE        AGE       PERCENTAGE        AGE       PERCENTAGE
----------   ------------   ----------   ------------   ----------   -----------
   0-40         250%           54           157%           68           117%
    41          243%           55           150%           69           116%
    42          236%           56           146%           70           115%
    43          229%           57           142%           71           113%
    44          222%           58           138%           72           111%
    45          215%           59           134%           73           109%
    46          209%           60           130%           74           107%
    47          203%           61           128%          75-90         105%
    48          197%           62           126%           91           104%
    49          191%           63           124%           92           103%
    50          185%           64           122%           93           102%
    51          178%           65           120%           94           101%
    52          171%           66           119%
    53          164%           67           118%

CHANGING THE SPECIFIED AMOUNT

After the first Policy year, you may increase the Specified Amount, provided you have paid the total planned premium for the original Specified Amount. To make a change, you must send a written request and the Policy to our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance. SEE Cost of Insurance. Any change in the Specified Amount will affect the maximum premiums limitation.

To apply for an increase, you must complete a supplemental application and submit evidence of insurability satisfactory to us. When you request the increase, the Insured must be of the same risk class as at the time we issued the Policy. Any approved increase will become effective on the date shown in the supplemental Policy data page.

For an increase in the Specified Amount to become effective, you must make an additional premium payment. This payment will depend upon the amount of the increase requested and the Attained Age, sex (where appropriate), and risk class of the Insured. The required additional premium payment will be the lesser of (a) or (b), where (a) is the increase in the single premium due to the increase in the Specified Amount and (b) is the maximum limitation allowed immediately after the increase in Specified Amount, less the total premiums paid to date. The minimum increase in Specified Amount that we will allow is one which requires a $1,000 additional premium payment.

A partial withdrawal will reduce the Specified Amount. The amount of the reduction will be that which the partial withdrawal amount would purchase if paid as a single premium on the date of the withdrawal.

A change in your Specified Amount may have federal tax consequences. SEE Tax Considerations.
--------------------------------------------------------------------------------
                      SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
SURRENDERS


You may cancel and surrender your Policy at any time before the Insured dies. The Policy will terminate on the Business Day we receive your request at our Home Office, and you will not be able to reinstate it.

We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy within 9 Policy Years of any premium payment. A surrender may have adverse tax consequences. (SEE Tax Considerations.)


PARTIAL WITHDRAWALS

After the first Policy Year, you may make one partial withdrawal each Policy Year (until the maturity date). You may withdraw up to the amount of your Cash Value which exceeds the sum of the premiums paid and outstanding Policy Debt.

We will deduct a processing fee from each partial withdrawal. SEE Partial Withdrawal Processing Fee. No surrender charge will apply.

When you request a partial withdrawal, you can direct how we deduct the withdrawal from your Cash Value. If you provide no directions, we will deduct the partial withdrawal first from the Investment Subdivisions on a pro-rata basis, in proportion to the Cash Value in each Investment Subdivision. We will deduct any remaining amount from the Guarantee Account, starting with the amounts that have been in the Guarantee Account for the longest period of time.



EFFECT OF PARTIAL WITHDRAWALS ON CASH VALUE AND DEATH BENEFIT PROCEEDS

A partial withdrawal will reduce the Cash Value by the amount of the partial withdrawal. A partial withdrawal will reduce the death benefit Proceeds by the amount which the partial withdrawal amount would purchase if paid as a single premium on the date of the withdrawal.

--------------------------------------------------------------------------------
                                     LOANS
--------------------------------------------------------------------------------
GENERAL


You may borrow up to the following amount:

     o 90% of the difference between your Cash Value at the end of the Valuation Period during which we received your loan request and any surrender charges on the date of the loan;

     o LESS any outstanding Policy Debt.

You may request Policy loans by writing our Home Office. The minimum loan amount is $500.

When we make a loan, we transfer an amount equal to the loan proceeds from your Cash Value in Separate Account III and the Guarantee Account to our General Account and hold it as "collateral" for the loan. If you do not direct an allocation for this transfer, we will make it first on a pro-rata basis from each Investment Subdivision in which you have invested; then we will take the amount from the amounts you allocated to the Guarantee Account starting with the amounts that have been in the Guarantee Account for the longest period of time. We will pay interest at an annual rate of at least 4% on the amount transferred to the General Account.


INTEREST RATE CREDITED

Currently, we credit interest at an annual rate of 6% for that part of the General Account Cash Value up to an amount equal to the Cash Value less the total of all premium payments made. We credit an annual rate of 4% to that part of the General Account Cash Value in excess of the above amount. For purposes of crediting these two rates of interest, we will use the Cash Value as calculated on the preceding Monthly Anniversary Day. We reserve the right to decrease, at our discretion, the rate of interest we credit to any portion of General Account Cash Value to an annual rate of not less than 4%. On each Policy anniversary, the interest earned since the preceding Policy anniversary will be credited and transferred to Separate Account III and/or the Guarantee Account. Absent written instructions, we will allocate this amount among the Investment Subdivisions and/or the Guarantee Account in the same manner as Policy loans are allocated.


INTEREST RATE CHARGED

We will charge interest daily on any outstanding Policy loan at a maximum effective annual rate of 6%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. If, on any Policy Anniversary, you have not paid interest accrued since the last Policy Anniversary, we add the amount of the interest to the loan and this becomes part of your outstanding Policy Debt. Absent written instruction, we transfer the interest due first on a pro-rata basis from each Investment Subdivision in which you have invested; then we will take the remaining interest due from the amounts you allocated to the Guarantee Account, starting with the amounts that have been in the Guarantee Account for the longest period of time.


REPAYMENT OF POLICY DEBT

You may repay all or part of your Policy Debt at any time while the Insured is living and the Policy is in force. We will treat any payments by you (other than initial or planned premiums) first as the repayment of any outstanding Policy Debt. We will treat the portion of the payment in excess of any outstanding Policy Debt as an additional premium payment. SEE Premiums.

When you repay a loan, we transfer an amount equal to the repayment from our General Account to Separate Account III and/or the Guarantee Account and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your standing instructions for premium allocations.

You must send loan repayments to our Home Office. We will credit the repayments as of the date we receive them.


EFFECT OF POLICY LOANS

A Policy loan affects the Policy, because we reduce the death benefit Proceeds and Surrender Value under the Policy by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the death benefit Proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. This amount is not affected by Separate Account III's investment performance or the interest we credit on the Guarantee Account. Amounts transferred from Separate Account III as collateral will affect the Cash Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of Separate Account III.

There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. SEE Tax Considerations.

We will notify you if the sum of your loans plus any interest you owe on the loans is more than the Cash Value less applicable surrender charges. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.
--------------------------------------------------------------------------------
                                  TERMINATION
--------------------------------------------------------------------------------
PREMIUM TO PREVENT TERMINATION


Generally, if on a Monthly Anniversary Day, the Surrender Value of your Policy is too low to cover the monthly deduction, a Policy will be in default and a grace period will begin. In that case, we will mail you notice of the premium necessary to prevent your Policy from terminating. You will have a 61-day grace period from the date we mail the notice to make the required premium payment.

So long as there is outstanding Policy Debt, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Policy Debt as a repayment of Policy Debt and not as an additional premium payment. If we treat a payment as a repayment of outstanding Policy Debt, we will transfer the amount of Cash Value held in our General Account (as security for that part of the Policy Debt being repaid) into Separate Account III and/or the Guarantee Account, which increases the Surrender Value of the Policy, thereby preventing termination.


YOUR POLICY WILL REMAIN IN EFFECT DURING THE GRACE PERIOD

If the Insured should die during the grace period before you pay the required premium, the death benefit will still be payable to the Beneficiary, although we will reduce the amount of the death benefit Proceeds by the amount of any due and unpaid monthly deductions and by any outstanding Policy Debt. If you have not paid the required premium before the grace period ends, your Policy will terminate. It will have no value and no benefits will be payable. However, you may reinstate your Policy under certain circumstances.


REINSTATEMENT

If you have not surrendered your Policy and it is before the Maturity Date, you may reinstate your Policy within three years after termination, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information. Any Policy Debt that existed at the end of the grace period will be reinstated if not paid. On the date of reinstatement, the Cash Value less any outstanding Policy Debt will be allocated to the Investment Subdivisions of Separate Account III and/or the Guarantee Account.

--------------------------------------------------------------------------------
                      PAYMENTS AND TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
REQUESTING PAYMENTS


You may send your written requests for payment to our Home Office or give them to one of our authorized agents. We will ordinarily pay any Proceeds, loan proceeds or surrender or partial withdrawal proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the death benefit Proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the date our Home Office receives all required documents. We may pay your death benefit Proceeds in a lump sum or under an optional payment plan. SEE Optional Payment Plans.

Any death benefit Proceeds that we pay in one lump sum will include interest from the date of death to the date of payment. We will pay interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may pay is 2.5%. We will not pay interest beyond one year or any longer time set by law. We will reduce death benefit Proceeds by any outstanding Policy Debt and any due and unpaid monthly deductions.

We may delay making a payment or processing a transfer request if:

   o the disposal or valuation of Separate Account III's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

   o the SEC by order permits postponement of payment to protect our Policy Owners.

We also may defer making payments attributable to a check that has not cleared the bank on which it is drawn. We reserve the right to defer payments from the Guarantee Account for up to six months. We will not defer payments if the law requires us to pay earlier, or if the amount payable is to be used to pay premiums on policies with us.


TELEPHONE TRANSACTIONS

You may make certain requests under the Policy by telephone provided you sent us written authorization at our Home Office. These include requests for transfers, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we follow reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
--------------------------------------------------------------------------------
                              TAX CONSIDERATIONS
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS

INTRODUCTION

This part of the Prospectus discusses the Federal income tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

This discussion is general and is not intended as tax advice. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.


TAX STATUS OF THE POLICY

Federal income tax law generally grants favorable treatment to life insurance: the proceeds paid on the death of the insured are excluded from the gross income of the beneficiary, and the Owner is not taxed on increases in the cash value unless amounts are distributed while the Insured is alive. For this treatment to apply to your Policy, the premiums paid for your Policy must not exceed a limit established by the tax law. An increase or decrease in the Policy's Specified Amount may change this premium limit.

We will monitor the premiums paid for your Policy to keep them within the tax law's limit. However, for your Policy to receive favorable tax treatment as life insurance, two other requirements must be met:

    o The investments of Separate Account III must be "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

    o your right to choose particular investments for a Policy must be limited.

INVESTMENTS IN SEPARATE ACCOUNT III MUST BE DIVERSIFIED. The IRS has issued regulations that prescribe standards for determining whether the investments of Separate Account III, including the assets of the Funds in which Separate Account III invests, are "adequately diversified." If Separate Account III fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Cash Value over the premiums paid for the Policy.

Although we do not control the investments of all of the Funds (the Company only indirectly controls those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that Separate Account III will be considered "adequately diversified."

RESTRICTIONS ON THE EXTENT TO WHICH YOU CAN DIRECT THE INVESTMENT OF CASH VALUES. Federal income tax law limits your right to choose particular investments for the Policy. The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, your right to allocate Cash Values among the Funds may exceed those limits. If so, you would be treated as the owner of a portion of the assets of Separate Account III and thus subject to current taxation on the income and gains from those assets.

The Company does not know what limits may be set forth in any guidance that the Treasury Department may issue, or whether any such limits will apply to existing Policies. The Company therefore reserves the right to modify the Policy without your consent to attempt to prevent the tax law from considering you to own a portion of the assets of Separate Account III.

NO GUARANTEES REGARDING TAX TREATMENT: The Company makes no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Cash Value until there is a distribution from your Policy.


TAX TREATMENT OF POLICIES -- GENERAL

DEATH PROCEEDS AND CASH VALUE INCREASES: A Policy's treatment as life insurance for Federal income tax purposes generally has the following results:

     o Death Proceeds are excludable from the gross income of the Beneficiary.

     o You are not taxed on increases in the Cash Value unless amounts are distributed from the Policy while the Insured is alive.

    o The taxation of amounts distributed while the Insured is alive -- and, in particular, partial surrenders and loans -- depends upon whether your Policy is a "modified endowment contract." A partial surrender occurs when you receive less than the total amount of the Policy's Surrender Value; receipt of the entire Surrender Value is a full surrender. The term "modified endowment contract," or "MEC," is defined below.


TAX TREATMENT OF MODIFIED ENDOWMENT CONTRACTS

DEFINITION OF A "MODIFIED ENDOWMENT CONTRACT:" A Policy will be classified as a MEC if either of the following is true:

    o If premiums are paid more rapidly than allowed by a "7-pay test" under the tax law. At your request, we will let you know the amount of premium that may be paid for your Policy in any year that will avoid MEC treatment under the 7-pay test.

    o If the Policy is received in exchange for another policy that is a MEC.

In most cases, this Policy will constitute a MEC.

TAX TREATMENT OF DISTRIBUTIONS, INCLUDING LOANS, FROM MECS: If a Policy is classified as a MEC, the following special rules apply:

    o A partial surrender will be taxable to you to the extent that the Cash Value exceeds your "investment in the contract," as defined below.

    o A full surrender and any maturity benefits paid will be taxable to the extent the amount received plus Policy Debt exceeds your investment in the contract.

    o A loan from the Policy (together with any unpaid interest included in Policy Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial surrender.

    o A penalty tax of 10% will be imposed on the amount of any full or partial surrender, loan and unpaid loan interest included in Policy Debt, assignment, or pledge on which you must pay tax. However, the penalty tax does not apply to a distribution made:

     (1) after you attain age 59 1/2,

     (2) because you have become disabled, within the meaning of the tax law, or

     (3) in substantially equal periodic payments over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary, within the meaning of the tax law).

You will be taxed on income from this Policy at ordinary income tax rates, not at lower capital gains tax rates. Your "investment in the contract" generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC: All MECs that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.

INTERPRETATIVE ISSUES: The tax law's rules relating to MECs are complex and open to considerable variation in interpretation. You should consult your tax advisor before making any decisions regarding changes in coverage under or distributions from your Policy.


TAX TREATMENT OF POLICIES THAT ARE NOT MECS

PARTIAL AND FULL SURRENDERS AND MATURITY PROCEEDS: If your Policy is not a MEC, you will generally pay tax on the amount of a partial surrender only to the extent it exceeds your investment in the contract.

Similarly, full surrenders and maturity proceeds are taxable to the extent the amount received plus Policy Debt exceeds your investment in the contract.

LOANS: A loan received under a non-MEC Policy (i.e., Policy Debt) normally will be treated as your indebtedness. Hence, so long as the Policy remains in force, you will generally not be taxed on any part of a Policy loan. However, it is possible that you could have additional income for tax purposes if any of your Policy loan is attributable to Cash Value in excess of premium payments made. If your Policy terminates (by a full surrender or by a lapse) while the Insured is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received in cash exceeds your investment in the contract.


OTHER TAX RULES APPLICABLE TO THE POLICIES

SPECIAL RULE FOR CERTAIN CASH DISTRIBUTIONS IN THE FIRST 15 POLICY YEARS:
During the first 15 years after your Policy is issued, if we distribute cash to you and reduce the death Proceeds (E.G., by decreasing the Policy's Specified Amount) at the same time, you may be required to pay tax on all or part of the cash payment, even if it is less than your investment in the contract. This also may occur if we distribute cash to you up to two years before the Proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Cash Value exceeds your investment in the contract.

LOAN INTEREST: Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax advisor should be consulted before taking any Policy loan.

LOSS OF INTEREST DEDUCTION WHERE POLICIES ARE HELD BY OR FOR THE BENEFIT OF CORPORATIONS, TRUSTS, ETC. If an entity (such as a corporation or a trust, not a individual) purchases a Policy or is the beneficiary of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of an individual who is:

     o a 20 percent owner of the entity, or

     o an officer, director, or employee of the trade or business,

at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be beneficiaries under a Policy, should consult a tax advisor.

OPTIONAL PAYMENT PLANS: If death Proceeds under the Policy are paid under one of the optional payment plans, the Beneficiary will be taxed on a portion of each payment (at ordinary income tax rates). The Company will notify the Beneficiary annually of the taxable amount of each payment. However, if the death Proceeds are held by the Company under Optional Payment Plan 4 (interest income), the Beneficiary will be taxed on the interest income as it is credited.

OTHER CONSIDERATIONS: The right to exchange the Policy for a permanent fixed benefit policy (see "Exchange Privilege"), the right to change Owners (see "Change of Owner"), and changes reducing future amounts of death Proceeds may have tax consequences depending upon the circumstances of each exchange or change.


INCOME TAX WITHHOLDING

We may be required to withhold and pay to the IRS a part of the taxable portion of each distribution made under a Policy. However, in many cases, the recipient may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.

TAX STATUS OF THE COMPANY

Under existing Federal income tax law, we do not expect to incur any Federal income tax liability on the income or gains in Separate Account III. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by Separate Account III, we may impose a charge for those taxes.

We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant. If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to Separate Account III.


CHANGES IN THE LAW AND OTHER CONSIDERATIONS

This discussion is based on our understanding of the Federal income tax law existing on the date of this Prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a competent tax advisor.
--------------------------------------------------------------------------------
                           OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
EXCHANGE PRIVILEGE


During the first 24 Policy Months, you may convert the Policy to a permanent fixed benefit Policy. The amount of your new policy will be the Specified Amount of this Policy on the date of the exchange. We will base premiums on the same Age at issue and risk classification of the Insured as the existing Policy. The conversion will be subject to an equitable adjustment in payments and Cash Value to reflect variances, if any, in the payments and Cash Value under the existing Policy and the new Policy. SEE your Policy for further information.


BENEFITS AT MATURITY

If your Policy is in effect at the maturity date, we will pay you your Policy's Cash Value less any outstanding Policy Debt. This is your Policy's maturity value. We may pay benefits at maturity in a lump sum or under an optional payment plan. The maturity date is shown in your Policy.


OPTIONAL PAYMENT PLANS

The Policy currently offers the following five optional payment plans as alternatives to the payment of a death benefit Proceeds or Surrender Value in a lump sum:

PLAN 1 -- LIFE INCOME. We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at a yearly rate of 3%. We will pay the discounted amounts in one sum to the payee's estate unless otherwise provided.

PLAN 2 -- INCOME FOR A FIXED PERIOD. We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

PLAN 3 -- INCOME OF A DEFINITE AMOUNT. We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount we pay each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

PLAN 4 -- INTEREST INCOME. We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided.

PLAN 5 -- JOINT LIFE AND SURVIVOR INCOME. We will make equal monthly payments to two payees for a guaranteed minimum of l0 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at a yearly rate of 3%. We will pay the discounted amount in one sum to the survivor's estate unless otherwise provided.

In selecting an optional payment plan: (1) the payee under a plan cannot be a corporation, association or fiduciary; (2) the Proceeds applied under a plan must be at least $10,000; and (3) the amount of each payment under a plan must be at least $50.

You may select an optional payment plan in your application or by writing our Home Office. We will transfer any amount left with us for payment under an optional payment plan to our General Account. Payments under an optional payment plan will not vary with the investment performance of Separate Account III because they are forms of fixed-benefit annuities. Amounts allocated to an optional payment plan will earn interest of at least 3.0% compounded annually. Certain conditions and restrictions apply to payments received under an optional payment plan. For further information, please review your Policy or contact one of our authorized agents.


DIVIDENDS

The Policy is non-participating. We will not pay dividends on the Policy.


INCONTESTABILITY

The Policy limits our right to contest the Policy as issued or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Policy Date or effective date of the increase.


SUICIDE EXCLUSION

If the Insured commits suicide while sane or insane within two years of the Policy Date, we will limit the death benefit Proceeds we pay under the Policy to all premiums paid (other than those required for an increase in Specified Amount and those applied to repay Policy Debt), less outstanding Policy Debt and less amounts paid upon partial withdrawal of the Policy.

If the Insured commits suicide while sane or insane within two years after the effective date of an increase in the Specified Amount, we will limit the death benefit Proceeds with respect to the increase. The death benefit thus limited will equal the additional premium payment required for the increase.


MISSTATEMENT OF AGE OR SEX

We will adjust the Proceeds if you misstated the Insured's Age or sex in your application.


WRITTEN NOTICE

You should send any written notice to us at our Home Office. The notice should include the Policy number and the Insured's full name. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.

TRUSTEE

If you name a trustee as the Owner or Beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.


OTHER CHANGES

At any time, we may make such changes in the Policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the
Code:

     o to make the Policy, our operations, or the operation of Separate Account III to conform with any law or regulation issued by any government agency to which they are subject; or

     o to reflect a change in the operation of Separate Account III, if allowed by the Policy.

Only the President or Vice President of GE Life & Annuity has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. An officer of GE Life & Annuity must sign all endorsements, amendments, or riders to be valid.


REPORTS

We maintain records and accounts of all transactions involving the Policy, Separate Account III and Policy Debt. Within 30 days after each Policy Anniversary, we will send you a report showing information about your Policy. The report will show:

     o Specified Amount;

     o the Cash Value in each Investment Subdivision and the Guarantee Account;


     o the Surrender Value;

     o Policy Debt; and

     o premiums paid and charges made during the Policy Year.

We also will send you an annual and a semi-annual report for each Fund underlying an Investment Subdivision to which you have allocated Cash Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you take out a Policy loan, make transfers or make partial withdrawals, you will receive a written confirmation of these transactions.


CHANGE OF OWNER

You may change the Owner of the Policy by sending a written request on a form satisfactory to us to our Home Office while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation.



USING THE POLICY AS COLLATERAL

You can assign the Policy as collateral security. You must notify us in writing if you assign the Policy. Any payments we made before the assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the Beneficiary.


REINSURANCE

We intend to reinsure a portion of the risks assumed under the Policies.

LEGAL PROCEEDINGS

GE Life & Annuity, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, GE Life & Annuity believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or Separate Account III.
--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
SALE OF THE POLICIES


Our licensed life insurance agents sell the Policies. These agents are also registered representatives of Capital Brokerage Corporation, the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. (Capital Brokerage Corporation does business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation.)

Capital Brokerage Corporation, a Washington corporation, located at 6630 W. Broad Street, Richmond, Virginia 23230, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Capital Brokerage Corporation also serves as principal underwriter for other variable life insurance and variable annuity policies we issue. However, Capital Brokerage Corporation has not retained any amounts for acting as principal underwriter of these other policies.

Our writing agents receive commissions based on a commission schedule and rules. Commissions depend on the premiums paid. The agent will receive a commission of 2.9% of the initial premium paid and any additional premium payments.

Agents also may be eligible to receive certain bonuses and allowances, as well as retirement plan credits, based on commissions earned. Our field management receives compensation which we may base in part on the level of agent commissions in their management units. Broker-dealers and their registered agents will receive first-year and subsequent year commissions equivalent to the total commissions and benefits received by our field management and writing agents.


LEGAL MATTERS

The legal matters in connection with the Policy described in this prospectus have been passed on by Patricia L. Dysart, Associate General Counsel and Assistant Vice President of GE Life & Annuity. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on matters relating to the federal securities laws.


YEAR 2000 READINESS DISCLOSURE

Like all financial services providers, we use computer systems that may be affected by Year 2000 date data processing issues and we rely on service providers, including banks, custodians, administrators, and investment managers that may also be affected. In addition, to the extent the Funds invest in securities of issuers located in foreign countries, the Funds may be affected not only in the United States, but also in foreign countries. (Please see the Funds' prospectuses for more information.) Therefore, we have been engaged in a process to evaluate and develop plans to have our computer systems and critical applications ready to process Year 2000 date data and to correct or replace systems and applications with Year 2000 issues. Moreover, we have confirmed that our service providers are also so engaged, and we are monitoring these other service providers (particularly those that are critical to our business) for emerging Year 2000 date data issues.

We have devoted, and will continue to devote, substantial resources to this effort. In 1998, we spent $2.4 million dollars on this effort, and we have budgeted an additional $1.8 million dollars on this effort in

1999. Remedial and other actions we have taken include inventorying our computer systems, applications and interfaces, assessing ways we might be impacted by Year 2000 issues, and developing a range of solutions specific to particular situations and implementing appropriate solutions. Most of the systems, applications and interfaces that were identified as having Year 2000 issues have already been replaced with different hardware or software or upgraded to new or other releases of software which is Year 2000 ready. We have also developed a business continuity plan and have completed testing the plan.

It is difficult to predict with precision whether the outcome of these efforts will be completely successful. However, as of the date of this Prospectus, we do not anticipate that you will experience negative effects on your investment, or on the services provided in connection therewith, as a result of the Company's Year 2000 transition implementation. We have completed our efforts with respect to our critical applications, and therefore we believe that our critical applications are substantially Year 2000 capable. With respect to our non-critical applications, our goal is to be substantially Year 2000 capable on or about June 1999. However, there can be no assurance that our efforts will be totally successful, or that interaction with other service providers will not impair our ability to provide uninterrupted and complete services to you.

If we are not successful in our Year 2000 transition or implementation, or if interaction with our service providers is impaired, it is possible that we could encounter difficulty and/or delays in calculating unit values, redeeming units, delivering account statements and providing other information, communication and servicing to our policyholders. In light of our past and current efforts to address this issue, we do not consider the likelihood of this possibility to be very high.


EXPERTS

The consolidated balance sheets of The Life Insurance Company of Virginia, now known as GE Life and Annuity Assurance Company, and subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, shareholders' interest and cash flows for the years then ended, the nine months ended December 31, 1996 and the preacquisition three months ended March 31, 1996, and the statements of assets and liabilities of Life of Virginia Separate Account III, now known as GE Life & Annuity Separate Account III, as of December 31, 1998 and the related statements of operations and changes in net assets for each of the years or lesser periods in the three year period then ended have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein and upon the authority of such firm as experts in accounting and auditing.

The report of KPMG LLP dated January 22, 1999, with respect to the consolidated financial statements of The Life Insurance Company of Virginia, now known as GE Life and Annuity Assurance Company, and subsidiary contains an explanatory paragraph that states that effective April 1, 1996, General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.


ACTUARIAL MATTERS

Actuarial matters included in this prospectus have been examined by Bruce E. Booker, an actuary of GE Life & Annuity, whose opinion we filed as an exhibit to the registration statement.


FINANCIAL STATEMENTS

You should distinguish the consolidated financial statements of Life of Virginia, now GE Life & Annuity, and subsidiary included in this prospectus from the financial statements of Separate Account III. Please consider the financial statements of Life of Virginia, now GE Life & Annuity, only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of Life of Virginia, now GE Life & Annuity, and subsidiary as affecting the investment performance of the assets held in Separate Account III.


EXECUTIVE OFFICERS AND DIRECTORS

We are managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of our executive officers and directors.


   NAME AND POSITION(S)
 WITH GE LIFE & ANNUITY*                             PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-------------------------   --------------------------------------------------------------------------------------
Ronald V. Dolan             Director, Chairman of the Board, GE Life & Annuity since 1997; President and Chief
                            Executive Officer of First Colony Life Insurance Company 1992-1997

Pamela S. Schutz            President, GE Life & Annuity since 9/98; President of The Harvest Life Insurance
                            Company 9/97-7/98; President, GE Capital Realty Group 2/78-5/97

Selwyn L. Flournoy, Jr.     Director, GE Life & Annuity since 5/89; Senior Vice President, GE Life & Annuity, since 1980; Chief Financial Officer 1980-1998

Robert D. Chinn             Director, GE Life & Annuity, since 1997; Senior Vice President --
                            Agency, GE Life & Annuity, since 1/92 Victor C. Moses Director, GE Life
                            & Annuity, since 5/96; Director of GNA since April, 1994; Senior Vice
                            President, Business Development and Chief Actuary of GNA since May,
                            1993.

Geoffrey S. Stiff           Senior Vice President, GE Life & Annuity 3/99; Director, GE Life &
                            Annuity, since 5/96; Vice President, GE Life & Annuity 5/96-3/99;
                            Director of GNA since April, 1994; Senior Vice President, Chief
                            Financial Officer and Treasurer of GNA since May, 1993; Senior Vice
                            President, Controller and Treasurer of GNA Investors Trust since 1993.

Richard P. McKenney         Manager of Finance since 10/96, GE Financial Assurance/GE Life and Annuity
                            Assurance Company; Chief Financial Officer since 10/98

Jerry G. Overman            Treasurer, GE Life and Annuity Assurance Company since 1979
Kelly L. Groh               Vice President and Controller/Sr. Finance Analyst, GE Life and Annuity Assurance
                            Company since 3/96



----------
*  Prior to 1999, GE Life & Annuity was known as Life of Virginia.

     The principal business address of each person listed, unless otherwise indicated, is GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, Virginia 23230.

     The principal business address for Mr. Dolan is First Colony Life Insurance Company, 700 Main Street, Post Office 1280, Lynchburg, VA 24505-1280.


     The principal business address for Mr. Moses is GNA Corporation, Two Union Square, 601 Union Street, Seattle, WA 98101.


OTHER INFORMATION

We have filed a Registration Statement filed with the SEC, under the Securities Act of 1933 as amended, for the Policies being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about Separate Account III, the Company, and the Policies offered. Statements in this Prospectus about the content of Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec gov.

--------------------------------------------------------------------------------
                          HYPOTHETICAL ILLUSTRATIONS
--------------------------------------------------------------------------------

The following tables illustrate how the Death Benefits, Cash Values and Surrender Values of a Policy change with the investment experience of Separate Account III and with changes in the cost of insurance charges. The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all premiums are allocated to Separate Account III, and if no Policy loans, partial withdrawals or transfer requests have been made. The tables are also based on the assumption that the Policyowner has not requested an increase in the Specified Amount of the Policy.

The tables illustrate a Policy issued to a male, age 55, with a total planned premium of $50,000. The first two illustrations show a single premium of $50,000 paid at issue, with no further premiums. The third, fourth, fifth and sixth illustrations show an annual premium of $10,000 payable for five years, with no further premiums. The specified insurance amount for the first four illustrations is $141,964. Because the fifth and sixth illustrations show a rating of 200% (substandard), the specified insurance amount is $125,475. The second column of each illustration shows the accumulated value of the premiums paid at the stated interest rate. The remaining columns illustrate the Death Benefit, Cash Value and Surrender Value of a Policy over the designated period under varying assumptions of investment rates of return and cost of insurance charges. Death benefits, cash and surrender values also take into account charges deducted from premium payments. (SEE Charges and Deductions.)

The guaranteed cost of insurance charges allowable under the Policy (shown in the illustrations as "guaranteed") are based upon the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for any substandard rating class. These guaranteed charges are used to determine the maximum monthly deduction for cost of insurance. GE Life & Annuity currently deducts lower cost of insurance charges (shown in the illustrations as "current") and anticipates deducting these charges for the foreseeable future.

The current cost of insurance charge equals the current cost of insurance rate multiplied by the net amount at risk under the policy. Policies qualifying for the Preferred Funding Risk Class may have a lower cost of insurance charge. (SEE Cost of Insurance provision of the prospectus.)

The illustration columns using the guaranteed cost of insurance charges will show the minimum values that would be available under the Policy's terms based on the assumed investment rates of return of 0%, 6% or 12%. The Death Benefits, Cash Values and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12%, over a period of years, but fluctuated above and below those averages for individual Policy years.

The illustration columns using the cost of insurance charges currently deducted by GE Life & Annuity assume those current cost of insurance charges are continued for the entire period indicated. Although GE Life & Annuity currently makes deductions for cost of insurance based upon the current charges, and anticipates continuing such practice for the foreseeable future, THERE IS NO GUARANTEE THAT SUCH CHARGES WILL BE CONTINUED. At the discretion of GE Life & Annuity, the charges could be increased or decreased, based upon its estimate of expected mortality. Thus, the values in the illustrations using current cost of insurance charges indicate values that would be available, assuming the stated investment rates of return, if the current cost of insurance charges are continued. THOSE COLUMNS DO NOT ILLUSTRATE VALUES THAT WOULD BE GUARANTEED IF THE HYPOTHETICAL INVESTMENT RATES OF RETURN WERE EARNED.

The amounts shown for the Death Benefit, Cash Values and Surrender Values reflect the fact that the net investment return of the Investment Subdivision is lower than the gross, after-tax return on the assets held in the particular Fund as a result of expenses paid by it and charges levied against the Investment Subdivision. The illustrations take into account a charge of 0.65%, which represents the average investment advisory fee of the Funds, and a charge of 0.15%, which represents the average annual other expenses of the Funds.

Assumed charges for fees and other expenses, as an annual percentage of the average daily net assets of the Funds, are based on the actual fees and expenses incurred by the funds in 1998, or on estimates as described below. Actual fees and expenses charged to a policy will depend on the Investment Subdivisions chosen by the Policyowner. The illustrations also take into account the daily charges by GE Life & Annuity to an Investment Subdivision for assuming mortality and expense risks and administrative expenses, which is equivalent to a charge at an annual rate of l.30% of the net assets of the Investment Subdivision. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -2.10%, 3.90% and 9.90%, respectively.

The annual expenses used for all the funds in these illustrations are net of certain reimbursements and fee waivers by the Funds' investment advisors. GE Life & Annuity cannot guarantee that the reimbursements and fee waivers will continue.

All of the information used to determine average fees and expenses for the illustrations was provided by the Funds. In some cases, estimates were substituted by the Funds for the actual fees and expenses. GE Life & Annuity does not represent that such estimates are true and complete, and has not independently verified these figures.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account III, since GE Life & Annuity is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and Cash Values illustrated. (SEE Federal Tax Matters.)

The tables also do not reflect any reduction in sales charges available to certain groups (SEE Reduction in Charges for Group Sales); if the reduced charges were illustrated they would show increased Cash Values.

Upon request, GE Life & Annuity will provide a comparable illustration based upon the proposed Insured's age, sex, where appropriate, and risk class and the proposed premium payments.

                            VARIABLE LIFE INSURANCE


Male Issue Age 55          Initial Specified Amount      $141,964
Rating 100% (Standard)     Initial Premium               $ 50,000
Level Death Benefit        Total Planned Premium (1)     $ 50,000


                         0% ASSUMED HYPOTHETICAL        6% ASSUMED HYPOTHETICAL          12% ASSUMED HYPOTHETICAL
                         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT          GROSS ANNUAL INVESTMENT
           PREMIUMS        RETURN WITH MAXIMUM            RETURN WITH MAXIMUM              RETURN WITH MAXIMUM
   END    ACCUMULATED         CHARGES (2)(3)                 CHARGES (2)(3)                   CHARGES (2)(3)
   OF        AT 5%    ------------------------------ ------------------------------ ----------------------------------
 POLICY    INTEREST    SURRENDER    CASH     DEATH    SURRENDER    CASH     DEATH    SURRENDER     CASH       DEATH
  YEAR     PER YEAR      VALUE      VALUE   BENEFIT     VALUE      VALUE   BENEFIT     VALUE      VALUE      BENEFIT
-------- ------------ ----------- -------- --------- ----------- -------- --------- ----------- --------- ------------
1            52,500     44,744     47,744   141,964    47,712     50,712   141,964     50,681     53,681     141,964
2            55,125     42,430     45,430   141,964    48,364     51,364   141,964     54,659     57,659     141,964
3            57,881     40,048     43,048   141,964    48,949     51,949   141,964     58,968     61,968     141,964
4            60,775     37,588     40,588   141,964    49,460     52,460   141,964     63,648     66,648     141,964
5            63,814     35,538     38,038   141,964    50,386     52,886   141,964     69,245     71,745     141,964
6            67,005     33,378     35,378   141,964    51,212     53,212   141,964     75,307     77,307     141,964
7            70,355     31,086     32,586   141,964    51,919     53,419   141,964     81,891     83,391     141,964
8            73,873     28,633     29,633   141,964    52,486     53,486   141,964     89,065     90,065     141,964
9            77,566     25,984     26,484   141,964    52,883     53,383   141,964     96,908     97,408     141,964
10           81,445     23,104     23,104   141,964    53,081     53,081   141,964    105,519    105,519     141,964
15          103,946      1,652      1,652   141,964    48,920     48,920   141,964    164,192    164,192     190,462
20          132,665          *          *         *    32,176     32,176   141,964    256,631    256,631     274,595
25          169,318          *          *         *         *          *         *    403,757    403,757     423,945
30          216,097          *          *         *         *          *         *    628,458    628,458     659,881
35          275,801          *          *         *         *          *         *    961,635    961,635   1,009,717

* Premium in addition to the planned premium is required to keep the Policy in effect.

(1) The values illustrated assume a single premium of $50,000 with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.

(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6%, AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.1%, 3.9%, AND 9.9%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY GE LIFE & ANNUITY OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         VARIABLE LIFE INSURANCE


Male Issue Age 55          Initial Specified Amount      $141,964
Rating 100% (Standard)     Initial Premium               $ 50,000
Level Death Benefit        Total Planned Premium (1)     $ 50,000


                         0% ASSUMED HYPOTHETICAL         6% ASSUMED HYPOTHETICAL           12% ASSUMED HYPOTHETICAL
                         GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT            GROSS ANNUAL INVESTMENT
           PREMIUMS        RETURN WITH CURRENT             RETURN WITH CURRENT                RETURN WITH CURRENT
   END    ACCUMULATED         CHARGES (2)(3)                 CHARGES (2)(3)                     CHARGES (2)(3)
   OF        AT 5%    ------------------------------ ------------------------------- -------------------------------------
 POLICY    INTEREST    SURRENDER    CASH     DEATH    SURRENDER     CASH     DEATH    SURRENDER      CASH         DEATH
  YEAR     PER YEAR      VALUE      VALUE   BENEFIT     VALUE      VALUE    BENEFIT     VALUE        VALUE       BENEFIT
-------- ------------ ----------- -------- --------- ----------- --------- --------- ----------- ------------ ------------
1            52,500     45,414    48,414   141,964      48,381     51,381  141,964       51,348      54,348      141,964
2            55,125     43,878    46,878   141,964      49,801     52,801  141,964       56,079      59,079      141,964
3            57,881     42,392    45,392   141,964      51,259     54,259  141,964       61,235      64,235      141,964
4            60,775     40,952    43,952   141,964      52,758     55,758  141,964       66,866      69,866      141,964
5            63,814     40,058    42,558   141,964      54,798     57,298  141,964       73,522      76,022      141,964
6            67,005     39,208    41,208   141,964      56,881     58,881  141,964       80,758      82,758      141,964
7            70,355     38,401    39,901   141,964      59,008     60,508  141,964       88,605      90,105      141,964
8            73,873     37,635    38,635   141,964      61,179     62,179  141,964       97,132      98,132      141,964
9            77,566     36,910    37,410   141,964      63,397     63,897  141,964      106,419     106,919      141,964
10           81,445     36,223    36,223   141,964      65,662     65,662  141,964      116,567     116,567      142,212
15          103,946     31,613    31,613   141,964      77,154     77,154  141,964      183,325     183,325      212,657
20          132,665     27,590    27,590   141,964      90,658     90,658  141,964      286,537     286,537      306,594
25          169,318     24,078    24,078   141,964     106,525    106,525  141,964      450,809     450,809      473,349
30          216,097     21,014    21,014   141,964     125,169    125,169  141,964      702,759     702,759      737,896
35          275,801     18,340    18,340   141,964     147,076    147,076  154,430    1,093,358   1,093,358    1,148,026

(1) The values illustrated assume a single premium of $50,000 with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.

(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although GE Life & Annuity anticipates deducting these charges for the forseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF GE LIFE & ANNUITY. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges or expense charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6%, AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.1%, 3.9%, AND 9.9%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY GE LIFE & ANNUITY OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         VARIABLE LIFE INSURANCE


Male Issue Age 55          Initial Specified Amount      $141,964
Rating 100% (Standard)     Initial Premium               $ 10,000
Level Death Benefit        Total Planned Premium (1)     $ 50,000


                          0% ASSUMED HYPOTHETICAL         6% ASSUMED HYPOTHETICAL        12% ASSUMED HYPOTHETICAL
                          GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
           PREMIUMS         RETURN WITH MAXIMUM             RETURN WITH MAXIMUM            RETURN WITH MAXIMUM
   END    ACCUMULATED         CHARGES (2)(3)                  CHARGES (2)(3)                  CHARGES (2)(3)
   OF        AT 5%    ------------------------------- ------------------------------- ------------------------------
 POLICY    INTEREST    SURRENDER     CASH     DEATH    SURRENDER     CASH     DEATH    SURRENDER     CASH     DEATH
  YEAR     PER YEAR      VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT
-------- ------------ ----------- --------- --------- ----------- --------- --------- ----------- --------- --------
1            10,500       7,768     8,368    141,964      8,322     8,922    141,964      8,878      9,478  141,964
2            21,525      15,281    16,481    141,964     16,918    18,118    141,964     18,623     19,823  141,964
3            33,101      22,557    24,357    141,964     25,813    27,613    141,964     29,344     31,144  141,964
4            45,256      29,606    32,006    141,964     35,035    37,435    141,964     41,164     43,564  141,964
5            58,019      36,540    39,440    141,964     44,713    47,613    141,964     54,323     57,223  141,964
6            60,920      34,066    36,766    141,964     44,972    47,672    141,964     58,467     61,167  141,964
7            63,966      31,562    33,962    141,964     45,190    47,590    141,964     63,027     65,427  141,964
8            67,164      28,999    30,999    141,964     45,341    47,341    141,964     68,037     70,037  141,964
9            70,523      26,344    27,844    141,964     45,394    46,894    141,964     73,536     75,036  141,964
10           74,049      23,460    24,460    141,964     45,213    46,213    141,964     79,475     80,475  141,964
15           94,507       2,861     2,861    141,964     38,607    38,607    141,964    119,123    119,123  141,964
20          120,618           *         *          *     16,182    16,182    141,964    186,112    186,112  199,140
25          153,942           *         *          *          *         *          *    292,810    292,810  307,450
30          196,473           *         *          *          *         *          *    455,766    455,766  478,554
35          250,755           *         *          *          *         *          *    697,391    697,391  732,261

* Premium in addition to the planned premium is required to keep the Policy in effect.

(1) The values illustrated assume five annual premiums of $10,000 paid at the beginning of each year, with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.

(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6%, AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.1%, 3.9%, AND 9.9%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY GE LIFE & ANNUITY OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         VARIABLE LIFE INSURANCE


Male Issue Age 55          Initial Specified Amount      $141,964
Rating 100% (Standard)     Initial Premium               $ 10,000
Level Death Benefit        Total Planned Premium (1)     $ 50,000


                          0% ASSUMED HYPOTHETICAL         6% ASSUMED HYPOTHETICAL        12% ASSUMED HYPOTHETICAL
                          GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
           PREMIUMS         RETURN WITH CURRENT             RETURN WITH CURRENT            RETURN WITH CURRENT
   END    ACCUMULATED         CHARGES (2)(3)                  CHARGES (2)(3)                  CHARGES (2)(3)
   OF        AT 5%    ------------------------------- ------------------------------- ------------------------------
 POLICY    INTEREST    SURRENDER     CASH     DEATH    SURRENDER     CASH     DEATH    SURRENDER     CASH     DEATH
  YEAR     PER YEAR      VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT
-------- ------------ ----------- --------- --------- ----------- --------- --------- ----------- --------- --------
1            10,500       9,049     9,649   141,964       9,640     10,240  141,964      10,232     10,832  141,964
2            21,525      17,759    18,959   141,964      19,527     20,727  141,964      21,364     22,564  141,964
3            33,101      26,142    27,942   141,964      29,665     31,465  141,964      33,472     35,272  141,964
4            45,256      34,210    36,610   141,964      40,061     42,461  141,964      46,641     49,041  141,964
5            58,019      42,232    45,132   141,964      51,010     53,910  141,964      61,276     64,176  141,964
6            60,920      41,000    43,700   141,964      52,699     55,399  141,964      67,057     69,757  141,964
7            63,966      39,914    42,314   141,964      54,530     56,930  141,964      73,424     75,824  141,964
8            67,164      38,972    40,972   141,964      56,502     58,502  141,964      80,421     82,421  141,964
9            70,523      38,172    39,672   141,964      58,619     60,119  141,964      88,098     89,598  141,964
10           74,049      37,414    38,414   141,964      60,779     61,779  141,964      96,423     97,423  141,964
15           94,507      33,179    33,179   141,964      71,886     71,886  141,964     151,136    151,136  175,317
20          120,618      28,957    28,957   141,964      84,467     84,467  141,964     236,225    236,225  252,761
25          153,942      25,271    25,271   141,964      99,251     99,251  141,964     371,654    371,654  390,236
30          196,473      22,055    22,055   141,964     116,622    116,622  141,964     579,365    579,365  608,333
35          250,755      19,248    19,248   141,964     137,033    137,033  143,885     901,381    901,381  946,450

(1) The values illustrated assume five annual premiums of $10,000 paid at the beginning of each year, with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.

(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although GE Life & Annuity anticipates deducting these charges for the forseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF GE LIFE & ANNUITY. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges or expense charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6%, AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.1%, 3.9%, AND 9.9%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY GE LIFE & ANNUITY OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         VARIABLE LIFE INSURANCE


Male Issue Age 55            Initial Specified Amount      $125,475
Rating 200% (Substandard)    Initial Premium               $ 10,000
Level Death Benefit          Total Planned Premium (1)     $ 50,000


                          0% ASSUMED HYPOTHETICAL         6% ASSUMED HYPOTHETICAL        12% ASSUMED HYPOTHETICAL
                          GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
           PREMIUMS         RETURN WITH MAXIMUM             RETURN WITH MAXIMUM            RETURN WITH MAXIMUM
   END    ACCUMULATED         CHARGES (2)(3)                  CHARGES (2)(3)                  CHARGES (2)(3)
   OF        AT 5%    ------------------------------- ------------------------------- ------------------------------
 POLICY    INTEREST    SURRENDER     CASH     DEATH    SURRENDER     CASH     DEATH    SURRENDER     CASH     DEATH
  YEAR     PER YEAR      VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT
-------- ------------ ----------- --------- --------- ----------- --------- --------- ----------- --------- --------
1            10,500       6,725     7,325    125,475      7,249     7,849    125,475      7,774      8,374  125,475
2            21,525      13,195    14,395    125,475     14,713    15,913    125,475     16,298     17,498  125,475
3            33,101      19,430    21,230    125,475     22,429    24,229    125,475     25,691     27,491  125,475
4            45,256      25,445    27,845    125,475     30,435    32,835    125,475     36,091     38,491  125,475
5            58,019      31,354    34,254    125,475     38,874    41,774    125,475     47,759     50,659  125,475
6            60,920      27,704    30,404    125,475     37,713    40,413    125,475     50,194     52,894  125,475
7            63,966      23,843    26,243    125,475     36,297    38,697    125,475     52,792     55,192  125,475
8            67,164      19,703    21,703    125,475     34,554    36,554    125,475     55,548     57,548  125,475
9            70,523      15,201    16,701    125,475     32,396    33,896    125,475     58,453     59,953  125,475
10           74,049      10,140    11,140    125,475     29,619    30,619    125,475     61,406     62,406  125,475
15           94,507           *         *          *          2         2    125,475     77,098     77,098  125,475
20          120,618           *         *          *          *         *          *    100,014    100,014  125,475
25          153,942           *         *          *          *         *          *    148,840    148,840  156,282
30          196,473           *         *          *          *         *          *    224,924    224,924  236,171
35          250,755           *         *          *          *         *          *    328,474    328,474  344,897

* Premium in addition to the planned premium is required to keep the Policy in effect.

(1) The values illustrated assume five annual premiums of $10,000 paid at the beginning of each year, with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.

(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6%, AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.1%, 3.9%, AND 9.9%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY GE LIFE & ANNUITY OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         VARIABLE LIFE INSURANCE

Male Issue Age 55            Initial Specified Amount      $125,475
Rating 200% (Substandard)    Initial Premium               $ 10,000
Level Death Benefit          Total Planned Premium (1)     $ 50,000


                          0% ASSUMED HYPOTHETICAL         6% ASSUMED HYPOTHETICAL        12% ASSUMED HYPOTHETICAL
                          GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
           PREMIUMS         RETURN WITH CURRENT             RETURN WITH CURRENT            RETURN WITH CURRENT
   END    ACCUMULATED         CHARGES (2)(3)                  CHARGES (2)(3)                  CHARGES (2)(3)
   OF        AT 5%    ------------------------------- ------------------------------- ------------------------------
 POLICY    INTEREST    SURRENDER     CASH     DEATH    SURRENDER     CASH     DEATH    SURRENDER     CASH     DEATH
  YEAR     PER YEAR      VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT     VALUE      VALUE    BENEFIT
-------- ------------ ----------- --------- --------- ----------- --------- --------- ----------- --------- --------
1            10,500       8,301     8,901    125,475      8,873     9,473    125,475      9,445     10,045  125,475
2            21,525      16,362    17,562    125,475     18,063    19,263    125,475     19,833     21,033  125,475
3            33,101      24,198    25,998    125,475     27,596    29,396    125,475     31,276     33,076  125,475
4            45,256      31,817    34,217    125,475     37,494    39,894    125,475     43,893     46,293  125,475
5            58,019      39,332    42,232    125,475     47,888    50,788    125,475     57,927     60,827  125,475
6            60,920      37,500    40,200    125,475     48,950    51,650    125,475     63,075     65,775  125,475
7            63,966      35,621    38,021    125,475     49,996    52,396    125,475     68,722     71,122  125,475
8            67,164      33,656    35,656    125,475     50,995    52,995    125,475     74,914     76,914  125,475
9            70,523      31,557    33,057    125,475     51,914    53,414    125,475     81,713     83,213  125,475
10           74,049      29,175    30,175    125,475     52,616    53,616    125,475     89,097     90,097  125,475
15           94,507       3,774     3,774    125,475     46,391    46,391    125,475    136,970    136,970  158,885
20          120,618           *         *          *      3,879     3,879    125,475    208,714    208,714  223,324
25          153,942           *         *          *          *         *          *    322,243    322,243  338,355
30          196,473           *         *          *          *         *          *    486,970    486,970  511,319
35          250,755           *         *          *          *         *          *    711,161    711,161  746,719

* Premium in addition to the planned premium is required to keep the Policy in effect.

(1) The values illustrated assume five annual premiums of $10,000 paid at the beginning of each year, with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.

(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although GE Life & Annuity anticipates deducting these charges for the forseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF GE LIFE & ANNUITY. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges or expense charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6%, AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.1%, 3.9%, AND 9.9%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY GE LIFE & ANNUITY OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III


                             FINANCIAL STATEMENTS


                         YEAR ENDED DECEMBER 31, 1998
                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)


                     LIFE OF VIRGINIA SEPARATE ACCOUNT III


                               TABLE OF CONTENTS


                               DECEMBER 31, 1998



                                                   PAGE
                                                   -----

Independent Auditors' Report ...................   A-3
Financial Statements:
 Statements of Assets and Liabilities ..........   A-4
 Statements of Operations ......................   A-11
 Statements of Changes in Net Assets ...........   A-21
Notes to Financial Statements ..................   A-43

                         INDEPENDENT AUDITORS' REPORT

Policyholders
Life of Virginia Separate Account III
and
The Board of Directors
The Life Insurance Company of Virginia:

     We have audited the accompanying statements of assets and liabilities of Life of Virginia Separate Account III (the Account) (comprising the GE Investments Funds, Inc. -- S&P 500 Index, Money Market, Total Return, International Equity, Real Estate Securities, Global Income, Value Equity, Income and U.S. Equity Funds; the Oppenheimer Variable Account Funds -- Bond, Capital Appreciation, Growth, High Income and Multiple Strategies Funds; the Variable Insurance Products Fund -- Equity-Income, Growth and Overseas Portfolios; the Variable Insurance Products Fund II -- Asset Manager and Contrafund Portfolios; the Variable Insurance Products Fund III -- Growth & Income and Growth Opportunities Portfolios; the Federated Investors Insurance Series -- American Leaders, High Income Bond and Utility Funds II; the Alger American -- Small Cap and Growth Portfolios; the PBHG Insurance Series Fund -- PBHG Large Cap Growth and PBHG Growth II Portfolios; the Janus Aspen Series -- Aggressive Growth, Growth, Worldwide Growth, Balanced, Flexible Income, International Growth and Capital Appreciation Portfolios; and the Goldman Sachs Variable Insurance Trust Fund -- Growth and Income, and Mid Cap Equity Funds) as of December 31, 1998 and the related statements of operations and changes in net assets for the aforementioned funds and the GE Investments Funds, Inc. Government Securities Fund; the Oppenheimer Variable Account Money Fund; the Variable Insurance Products Fund -- Money Market and High Income Portfolios; and the Neuberger & Berman Advisers Management Trust -- Balanced, Bond and Growth Portfolios, of Life of Virginia Separate Account III for each of the years or lesser periods in the three year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Life of Virginia Separate Account III as of December 31, 1998 and the results of their operations and changes in their net assets for each of the years or lesser periods in the three year period then ended in conformity with generally accepted accounting principles.


                                                      /s/   KPMG LLP



Richmond, Virginia
February 12, 1999

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III


                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998



                                                                                  GE INVESTMENTS FUNDS, INC.
                                                                 -------------------------------------------------------------
                                                                     S&P 500          MONEY           TOTAL      INTERNATIONAL
                                                                      INDEX           MARKET         RETURN         EQUITY
                                                                       FUND            FUND           FUND           FUND
ASSETS                                                           --------------- --------------- -------------- --------------
Investment in GE Investments Funds, Inc., at fair value
 (note 2):
 S&P 500 Index Fund (262,906 shares;
   cost -- $5,771,156)..........................................   $ 6,233,508              --             --            --
 Money Market Fund (11,242,128 shares;
   cost -- $11,242,128).........................................            --      11,242,128             --            --
 Total Return Fund (122,092 shares;
   cost -- $1,726,565)..........................................            --              --      1,789,863            --
 International Equity Fund (26,863 shares;
   cost -- $345,138)............................................            --              --             --       319,402
 Real Estate Securities Fund (61,643 shares;
   cost -- $935,562)............................................            --              --             --            --
 Global Income Fund (2,709 shares;
   cost -- $27,899).............................................            --              --             --            --
 Value Equity Fund (39,257 shares;
   cost -- $528,175)............................................            --              --             --            --
 Income Fund (119,139 shares; cost of $1,455,472)...............            --              --             --            --
 U.S. Equity Fund (366 shares; cost $11,012)....................            --              --             --            --
Receivable for units sold ......................................            --         198,856            231            --
                                                                   -----------      ----------      ---------       -------
   TOTAL ASSETS ................................................     6,233,508      11,440,984      1,790,094       319,402
                                                                   -----------      ----------      ---------       -------

LIABILITIES
Accrued expenses payable to affiliate (note 3) .................        13,115         602,160          2,542        19,163
Payable for units withdrawn ....................................       140,870              --             --            --
                                                                   -----------      ----------      ---------       -------
   TOTAL LIABILITIES ...........................................       153,985         602,160          2,542        19,163
                                                                   -----------      ----------      ---------       -------
Net assets attributable to variable life policyholders .........   $ 6,079,523      10,838,824      1,787,552       300,239
                                                                   ===========      ==========      =========       =======
Outstanding units ..............................................       140,437         692,577         59,645        20,749
                                                                   ===========      ==========      =========       =======
Net asset value per unit .......................................   $     43.29           15.65          29.97         14.47
                                                                   ===========      ===========     ==========      ========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                                 GE INVESTMENTS FUNDS, INC.
                                                                        (CONTINUED)
                                                                 -------------------------
                                                                  REAL ESTATE     GLOBAL
                                                                   SECURITIES     INCOME
                                                                      FUND         FUND
ASSETS                                                           ------------- -----------
Investment in GE Investments Funds, Inc., at fair value
 (note 2):
 S&P 500 Index Fund (262,906 shares;
   cost -- $5,771,156)..........................................          --          --
 Money Market Fund (11,242,128 shares;
   cost -- $11,242,128).........................................          --          --
 Total Return Fund (122,092 shares;
   cost -- $1,726,565)..........................................          --          --
 International Equity Fund (26,863 shares;
   cost -- $345,138)............................................          --          --
 Real Estate Securities Fund (61,643 shares;
   cost -- $935,562)............................................   $ 712,358          --
 Global Income Fund (2,709 shares;
   cost -- $27,899).............................................          --      28,521
 Value Equity Fund (39,257 shares;
   cost -- $528,175)............................................          --          --
 Income Fund (119,139 shares; cost of $1,455,472)...............          --          --
 U.S. Equity Fund (366 shares; cost $11,012)....................          --          --
Receivable for units sold ......................................          --          --
                                                                   ---------      ------
   TOTAL ASSETS ................................................     712,358      28,521
                                                                   ---------      ------

LIABILITIES
Accrued expenses payable to affiliate (note 3) .................       5,517          36
Payable for units withdrawn ....................................          --          --
                                                                   ---------      ------
   TOTAL LIABILITIES ...........................................       5,517          36
                                                                   ---------      ------
Net assets attributable to variable life policyholders .........   $ 706,841      28,485
                                                                   =========      ======
Outstanding units ..............................................      47,312       2,483
                                                                   =========      ======
Net asset value per unit .......................................   $   14.94       11.47
                                                                   =========     =======



                                                                 GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                                 ---------------------------------------
                                                                     VALUE                       U.S.
                                                                    EQUITY        INCOME        EQUITY
                                                                     FUND          FUND          FUND
ASSETS                                                           ------------ -------------- -----------
Investment in GE Investments Funds, Inc., at fair value
 (note 2):
 S&P 500 Index Fund (262,906 shares;
   cost -- $5,771,156)..........................................         --             --          --
 Money Market Fund (11,242,128 shares;
   cost -- $11,242,128).........................................         --             --          --
 Total Return Fund (122,092 shares;
   cost -- $1,726,565)..........................................         --             --          --
 International Equity Fund (26,863 shares;
   cost -- $345,138)............................................         --             --          --
 Real Estate Securities Fund (61,643 shares;
   cost -- $935,562)............................................         --             --          --
 Global Income Fund (2,709 shares;
   cost -- $27,899).............................................         --             --          --
 Value Equity Fund (39,257 shares;
   cost -- $528,175)............................................    532,724             --          --
 Income Fund (119,139 shares; cost of $1,455,472)...............         --      1,470,171          --
 U.S. Equity Fund (366 shares; cost $11,012)....................         --             --      11,255
Receivable for units sold ......................................      1,652             --          --
                                                                    -------      ---------      ------
   TOTAL ASSETS ................................................    534,376      1,470,171      11,255
                                                                    -------      ---------      ------

LIABILITIES
Accrued expenses payable to affiliate (note 3) .................      1,668          2,862       1,093
Payable for units withdrawn ....................................         --            260          --
                                                                    -------      ---------      ------
   TOTAL LIABILITIES ...........................................      1,668          3,122       1,093
                                                                    -------      ---------      ------
Net assets attributable to variable life policyholders .........    532,708      1,467,049      10,162
                                                                    =======      =========      ======
Outstanding units ..............................................     38,490        137,493         952
                                                                    =======      =========      ======
Net asset value per unit .......................................      13.84          10.67       10.67
                                                                   ========     ==========     =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                                  OPPENHEIMER VARIABLE ACCOUNT
                                                                             FUNDS
                                                                 ------------------------------
                                                                                     CAPITAL
                                                                       BOND       APPRECIATION
                                                                       FUND           FUND
ASSETS                                                           --------------- --------------
Investment in Oppenheimer Variable Account Funds,
 at fair value (note 2):
 Bond Fund (201,259 shares; cost -- $2,458,255).................   $ 2,479,515             --
 Capital Appreciation Fund (145,202 shares;
   cost -- $5,897,978)..........................................            --      6,509,425
 Growth Fund (130,689 shares; cost -- $4,333,754)...............            --             --
 High Income Fund (748,152 shares;
   cost -- $8,219,409)..........................................
 Multiple Strategies Fund (190,787 shares;
   cost -- $3,121,234)..........................................            --             --
 Receivable from affiliate .....................................            --         22,545
 Receivable for units sold .....................................         7,506             --
                                                                   -----------      ---------
   TOTAL ASSETS ................................................     2,487,021      6,531,970
                                                                   -----------      ---------

LIABILITIES
Accrued expenses payable to affiliate (note 3) .................        13,416          8,732
Payable for units withdrawn ....................................            --         24,554
                                                                   -----------      ---------
   TOTAL LIABILITIES ...........................................        13,416         33,286
                                                                   -----------      ---------
Net assets attributable to variable life policyholders .........   $ 2,473,605      6,498,684
                                                                   ===========      =========
Outstanding units ..............................................       106,851        176,259
                                                                   ===========      =========
Net asset value per unit .......................................   $     23.15          36.87
                                                                   ===========     ==========



                                                                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                                 --------------------------------------------
                                                                                     HIGH         MULTIPLE
                                                                     GROWTH         INCOME       STRATEGIES
                                                                      FUND           FUND           FUND
ASSETS                                                           -------------- -------------- --------------
Investment in Oppenheimer Variable Account Funds,
 at fair value (note 2):
 Bond Fund (201,259 shares; cost -- $2,458,255).................           --             --             --
 Capital Appreciation Fund (145,202 shares;
   cost -- $5,897,978)..........................................           --             --             --
 Growth Fund (130,689 shares; cost -- $4,333,754)...............    4,792,364             --             --
 High Income Fund (748,152 shares;
   cost -- $8,219,409)..........................................                   8,244,634
 Multiple Strategies Fund (190,787 shares;
   cost -- $3,121,234)..........................................           --             --      3,252,924
 Receivable from affiliate .....................................      137,978          4,235             --
 Receivable for units sold .....................................    2,064,446             --            471
                                                                    ---------      ---------      ---------
   TOTAL ASSETS ................................................    6,994,788      8,248,869      3,253,395
                                                                    ---------      ---------      ---------

LIABILITIES
Accrued expenses payable to affiliate (note 3) .................        5,971          9,985          5,073
Payable for units withdrawn ....................................           --      2,077,629             --
                                                                    ---------      ---------      ---------
   TOTAL LIABILITIES ...........................................        5,971      2,087,614          5,073
                                                                    ---------      ---------      ---------
Net assets attributable to variable life policyholders .........    6,988,817      6,161,255      3,248,322
                                                                    =========      =========      =========
Outstanding units ..............................................      187,368        193,022        118,293
                                                                    =========      =========      =========
Net asset value per unit .......................................        37.30          31.92          27.46
                                                                   ==========     ==========     ==========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III


                STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
                               DECEMBER 31, 1998

                                                                                   VARIABLE INSURANCE PRODUCTS FUND
                                                                            -----------------------------------------------
                                                                                 EQUITY-
                                                                                 INCOME           GROWTH        OVERSEAS
                                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
ASSETS                                                                      ---------------- --------------- --------------
Investment in Variable Insurance Products Fund, at fair value (note 2):
 Equity -- Income Portfolio (664,659 shares; cost -- $14,237,287)..........   $ 16,895,621              --             --
 Growth Portfolio (300,426 shares; cost -- $11,816,014)....................             --      13,480,127             --
 Overseas Portfolio (251,510 shares; cost -- $4,783,827)...................             --              --      5,042,784
Receivable for units sold .................................................             --             130             --
                                                                              ------------      ----------      ---------
   TOTAL ASSETS ...........................................................     16,895,621      13,480,257      5,042,784
                                                                              ------------      ----------      ---------

LIABILITIES
Accrued expenses payable to affiliate (note 3) ............................         24,419          22,742         34,286
Payable for units withdrawn ...............................................         45,269              --          1,974
                                                                              ------------      ----------      ---------
   TOTAL LIABILITIES ......................................................         69,688          22,742         36,260
                                                                              ------------      ----------      ---------
Net assets attributable to variable life policyholders ....................   $ 16,825,933      13,457,515      5,006,524
                                                                              ============      ==========      =========
Outstanding units .........................................................        466,221         291,541        240,006
                                                                              ============      ==========      =========
Net asset value per unit ..................................................   $      36.09           46.16          20.86
                                                                              ============     ===========     ==========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                                           VARIABLE INSURANCE
                                                                            PRODUCTS FUND II
                                                                    --------------------------------
                                                                          ASSET
                                                                         MANAGER        CONTRAFUND
                                                                        PORTFOLIO       PORTFOLIO
ASSETS                                                              ---------------- ---------------
Investment in Variable Insurance Products Fund II, at fair value
 (note 2):
 Asset Manager Portfolio (571,650 shares;
   cost -- $8,684,598).............................................   $ 10,381,159              --
 Contrafund Portfolio (456,973 shares; cost -- $9,156,256).........                     11,168,410
Investment in Variable Insurance Products Fund III, at fair
 value (note 2):
 Growth & Income Portfolio (62,378 shares;
   cost -- $904,305)...............................................             --              --
 Growth Opportunities Portfolio (28,242 shares;
   cost -- $531,813)...............................................             --              --
Receivable for units sold .........................................            602          26,319
                                                                      ------------      ----------
   TOTAL ASSETS ...................................................     10,381,761      11,194,729
                                                                      ------------      ----------

LIABILITIES
Accrued expenses payable to affiliate (note 3) ....................         33,831          17,505
Payable for units withdrawn .......................................             --              --
                                                                      ------------      ----------
   TOTAL LIABILITIES ..............................................         33,831          17,505
                                                                      ------------      ----------
Net assets attributable to variable life policyholders ............   $ 10,347,930      11,177,224
                                                                      ============      ==========
Outstanding units .................................................        376,015         427,427
                                                                      ============      ==========
Net asset value per unit ..........................................   $      27.52           26.15
                                                                      ============      ==========



                                                                         VARIABLE INSURANCE
                                                                          PRODUCTS FUND III
                                                                    -----------------------------
                                                                       GROWTH &        GROWTH
                                                                        INCOME      OPPORTUNITIES
                                                                       PORTFOLIO      PORTFOLIO
ASSETS                                                              -------------- --------------
Investment in Variable Insurance Products Fund II, at fair value
 (note 2):
 Asset Manager Portfolio (571,650 shares;
   cost -- $8,684,598).............................................           --            --
 Contrafund Portfolio (456,973 shares; cost -- $9,156,256).........           --            --
Investment in Variable Insurance Products Fund III, at fair
 value (note 2):
 Growth & Income Portfolio (62,378 shares;
   cost -- $904,305)...............................................    1,007,398            --
 Growth Opportunities Portfolio (28,242 shares;
   cost -- $531,813)...............................................           --       646,169
Receivable for units sold .........................................           --            --
                                                                       ---------       -------
   TOTAL ASSETS ...................................................    1,007,398       646,169
                                                                       ---------       -------

LIABILITIES
Accrued expenses payable to affiliate (note 3) ....................        2,201         1,866
Payable for units withdrawn .......................................           --            --
                                                                       ---------       -------
   TOTAL LIABILITIES ..............................................        2,201         1,866
                                                                       ---------       -------
Net assets attributable to variable life policyholders ............    1,005,197       644,303
                                                                       =========       =======
Outstanding units .................................................       63,540        42,641
                                                                       =========       =======
Net asset value per unit ..........................................        15.82         15.11
                                                                       =========      ========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                        FEDERATED INVESTORS
                                                         INSURANCE SERIES
                                            -------------------------------------------
                                                                 HIGH
                                                AMERICAN        INCOME
                                                LEADERS          BOND         UTILITY
                                                FUND II         FUND II       FUND II
ASSETS                                      --------------- -------------- ------------
Investment in Federated Investors Insurance
 Series, at fair value (note 2):
 American Leaders Fund II (48,004 shares;
   cost $925,846)..........................   $ 1,040,734             --           --
 High Income Bond Fund II (103,662
   shares; cost $1,137,446)................            --      1,131,985
 Utility Fund II (34,595 shares; cost
   $451,952)...............................            --             --      528,269
Investment in Alger American Fund, at fair
 value (note 2):
 Small Cap Portfolio (68,735 shares; cost
   $2,646,898).............................            --             --           --
 Growth Portfolio (62,855 shares; cost
   $2,787,627).............................            --             --           --
Investment in PBHG Insurance Series Fund,
 at fair value (note 2): ..................
 PBHG Large Cap Growth Portfolio (3,394
   shares; cost $40,380)...................            --             --           --
 PBHG Growth II Portfolio (11,982 shares;
   cost $124,222)..........................
Receivable for units sold .................           150             --           --
                                              -----------      ---------      -------
   TOTAL ASSETS ...........................     1,040,884      1,131,985      528,269
                                              -----------      ---------      -------

LIABILITIES
Accrued expenses payable to affiliate
 (note 3) .................................         2,299          2,462        1,699
Payable for units withdrawn ...............            --             --           --
                                              -----------      ---------      -------
   TOTAL LIABILITIES ......................         2,299          2,462        1,699
                                              -----------      ---------      -------
Net assets attributable to variable life
 policyholders ............................   $ 1,038,585      1,129,523      526,570
                                              ===========      =========      =======
Outstanding units .........................        61,968         74,067       27,861
                                              ===========      =========      =======
Net asset value per unit ..................   $     16.76          15.25        18.90
                                              ===========      ==========     ========



                                                                               PBHG INSURANCE
                                                   ALGER AMERICAN               SERIES FUND
                                            ----------------------------- ------------------------
                                                                              PBHG
                                                 SMALL                     LARGE CAP      PBHG
                                                  CAP          GROWTH        GROWTH     GROWTH II
                                               PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
ASSETS                                      -------------- -------------- ----------- ------------
Investment in Federated Investors Insurance
 Series, at fair value (note 2):
 American Leaders Fund II (48,004 shares;
   cost $925,846)..........................           --             --          --           --
 High Income Bond Fund II (103,662
   shares; cost $1,137,446)................
 Utility Fund II (34,595 shares; cost
   $451,952)...............................           --             --          --           --
Investment in Alger American Fund, at fair
 value (note 2):
 Small Cap Portfolio (68,735 shares; cost
   $2,646,898).............................    3,022,287             --          --           --
 Growth Portfolio (62,855 shares; cost
   $2,787,627).............................           --      3,345,134          --           --
Investment in PBHG Insurance Series Fund,
 at fair value (note 2): ..................
 PBHG Large Cap Growth Portfolio (3,394
   shares; cost $40,380)...................           --             --      52,401           --
 PBHG Growth II Portfolio (11,982 shares;
   cost $124,222)..........................                                              139,355
Receivable for units sold .................        2,517          4,979          --           --
                                               ---------      ---------      ------      -------
   TOTAL ASSETS ...........................    3,024,804      3,350,113      52,401      139,355
                                               ---------      ---------      ------      -------

LIABILITIES
Accrued expenses payable to affiliate
 (note 3) .................................        2,518          4,561      16,706        1,362
Payable for units withdrawn ...............           --             --          --           --
                                               ---------      ---------      ------      -------
   TOTAL LIABILITIES ......................        2,518          4,561      16,706        1,362
                                               ---------      ---------      ------      -------
Net assets attributable to variable life
 policyholders ............................    3,022,286      3,345,552      35,695      137,993
                                               =========      =========      ======      =======
Outstanding units .........................      249,982        171,128       2,362       12,126
                                               =========      =========      ======      =======
Net asset value per unit ..................        12.09          19.55       15.11        11.38
                                              ==========     ==========     =======     ========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                           JANUS ASPEN SERIES
                                             ----------------------------------------------
                                                AGGRESSIVE                     WORLDWIDE
                                                  GROWTH         GROWTH          GROWTH
                                                PORTFOLIO       PORTFOLIO      PORTFOLIO
ASSETS                                       --------------- -------------- ---------------
Investment in Janus Aspen Series,
 at fair value (note 2):
 Aggressive Growth Portfolio
   (100,752 shares;
   cost -- $2,362,322)......................   $ 2,779,743             --              --
 Growth Portfolio (266,304 shares;
   cost -- $5,131,723)......................            --      6,268,803              --
 Worldwide Growth Portfolio
   (386,227 shares;
   cost -- $9,451,759)......................            --             --      11,235,329
 Balanced Portfolio (226,585
   shares; cost -- $3,863,437)..............            --             --              --
 Flexible Income Portfolio (36,259
   shares; cost -- $428,786)................            --             --              --
 International Growth Portfolio
   (143,362 shares;
   cost -- $2,827,850)......................            --             --              --
 Capital Appreciation Portfolio
   (46,288 shares;
   cost -- $866,820)........................
Investment in Goldman Sachs
 Variable Insurance Trust Fund,
 at fair value (note 2):
 Growth and Income Fund
   (507 shares; cost -- $5,246).............            --             --              --
 Mid Cap Equity Fund
   (9,388 shares; cost -- $80,260)..........            --             --              --
Receivable from affiliate ..................        38,714             --              --
Receivable for units sold ..................            --            195              --
                                               -----------      ---------      ----------
   TOTAL ASSETS ............................     2,818,457      6,268,998      11,235,329
                                               -----------      ---------      ----------

LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ..................................         4,331          8,950          14,807
Payable for units withdrawn ................        39,837             --          20,210
                                               -----------      ---------      ----------
   TOTAL LIABILITIES .......................        44,168          8,950          35,017
                                               -----------      ---------      ----------
Net assets attributable to variable life
 policyholders .............................   $ 2,774,289      6,260,048      11,200,312
                                               ===========      =========      ==========
Outstanding units ..........................       123,521        263,803         471,394
                                               ===========      =========      ==========
Net asset value per unit ...................   $     22.46          23.73           23.76
                                               ===========     ==========     ===========



                                                                JANUS ASPEN SERIES
                                             --------------------------------------------------------
                                                              FLEXIBLE   INTERNATIONAL     CAPITAL
                                                BALANCED       INCOME        GROWTH      APPRECIATION
                                                PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
ASSETS                                       -------------- ----------- --------------- -------------
Investment in Janus Aspen Series,
 at fair value (note 2):
 Aggressive Growth Portfolio
   (100,752 shares;
   cost -- $2,362,322)......................           --          --             --            --
 Growth Portfolio (386,227 shares;
   cost -- $9,451,759)......................           --          --             --            --
 Worldwide Growth Portfolio
   (386,227 shares;
   cost -- $9,451,759)......................           --          --             --            --
 Balanced Portfolio (226,585
   shares; cost -- $3,863,437)..............    5,098,156          --             --            --
 Flexible Income Portfolio (36,259
   shares; cost -- $428,786)................           --     437,285             --            --
 International Growth Portfolio
   (143,362 shares;
   cost -- $2,827,850)......................           --          --      3,049,316            --
 Capital Appreciation Portfolio
   (46,288 shares;
   cost -- $866,820)........................                                               922,990
Investment in Goldman Sachs
 Variable Insurance Trust Fund,
 at fair value (note 2):
 Growth and Income Fund
   (507 shares; cost -- $5,246).............           --          --             --            --
 Mid Cap Equity Fund
   (9,388 shares; cost -- $80,260)..........           --          --             --            --
Receivable from affiliate ..................           --          --             --        11,776
Receivable for units sold ..................           --          --             --            --
                                                ---------     -------      ---------       -------
   TOTAL ASSETS ............................    5,098,156     437,285      3,049,316       934,766
                                                ---------     -------      ---------       -------

LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ..................................        7,715       1,199          3,711         1,329
Payable for units withdrawn ................        5,495          --          2,199         5,578
                                                ---------     -------      ---------       -------
   TOTAL LIABILITIES .......................       13,210       1,199          5,910         6,907
                                                ---------     -------      ---------       -------
Net assets attributable to variable life
 policyholders .............................    5,084,946     436,086      3,043,406       927,859
                                                =========     =======      =========       =======
Outstanding units ..........................      261,302      32,471        192,621        47,461
                                                =========     =======      =========       =======
Net asset value per unit ...................        19.46       13.43          15.80         19.55
                                               ==========    ========     ==========      ========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998

                                                                                                GOLDMAN SACHS
                                                                                              VARIABLE INSURANCE
                                                                                                  TRUST FUND
                                                                                         ----------------------------
                                                                                           GROWTH AND       MID CAP
                                                                                          INCOME FUND     EQUITY FUND
ASSETS                                                                                   -------------   ------------
Investment in Janus Aspen Series, at fair value (note 2):
 Aggressive Growth Portfolio (100,752 shares; cost -- $2,362,322).....................           --             --
 Growth Portfolio (266,304 shares; cost -- $5,131,723)................................           --             --
 Worldwide Growth Portfolio (386,227 shares; cost -- $9,451,759)......................           --             --
 Balanced Portfolio (226,585 shares; cost -- $3,863,437)..............................           --             --
 Flexible Income Portfolio (36,259 shares; cost -- $428,786)..........................
 International Growth Portfolio (143,362 shares; cost -- $2,827,850)..................           --             --
 Capital Appreciation Portfolio (46,288 shares; cost -- $866,820).....................
Investment in Goldman Sachs Variable Insurance Trust Fund, at fair value (note 2):
 Growth and Income Fund (507 shares; cost -- $5,246)..................................      $ 5,295             --
 Mid Cap Equity Fund (9,388 shares; cost -- $80,260)..................................           --         80,456
Receivable from affiliate ............................................................           --             --
Receivable for units sold ............................................................           --             --
                                                                                            -------         ------
   TOTAL ASSETS ......................................................................        5,295         80,456
                                                                                            -------         ------

LIABILITIES
Accrued expenses payable to affiliate (note 3) .......................................            6            187
Payable for units withdrawn ..........................................................           --             --
                                                                                            -------         ------
   TOTAL LIABILITIES .................................................................            6            187
                                                                                            -------         ------
Net assets attributable to variable life policyholders ...............................      $ 5,289         80,269
                                                                                            =======         ======
Outstanding units ....................................................................          598          9,377
                                                                                            =======         ======
Net asset value per unit .............................................................      $  8.85           8.56
                                                                                            =======        =======

                See accompanying notes to financial statements.

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III


                           STATEMENTS OF OPERATIONS
                               DECEMBER 31, 1998



                                                                            GE INVESTMENTS FUNDS, INC.
                                                    --------------------------------------------------------------------------
                                                                     S&P 500                              GOVERNMENT
                                                                      INDEX                               SECURITIES
                                                                      FUND                                   FUND
                                                    -----------------------------------------   ------------------------------
                                                                                                    PERIOD            YEAR
                                                                                                     ENDED           ENDED
                                                             YEAR ENDED DECEMBER 31,             DECEMBER 11,     DECEMBER 31,
                                                         1998          1997          1996            1997             1996
                                                    -------------   ---------   -------------   --------------   -------------
Investment income:
 Income -- Dividends ............................    $  231,479       83,460        652,254             --           77,670
 Expenses -- Mortality and expense risk charges
   and administrative expenses (note 3) .........        62,371       30,270         15,181          9,821           10,265
                                                     ----------       ------        -------          -----           ------
Net investment income (expense) .................       169,108       53,190        637,073         (9,821)          67,405
                                                     ----------       ------        -------         ------           ------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .......................       398,018      125,533         70,710          2,596            4,093
 Unrealized appreciation (depreciation) on
   investments ..................................       497,472      337,547       (460,582)        46,607          (68,909)
                                                     ----------      -------       --------         ------          -------
Net realized and unrealized gain (loss) on
 investments ....................................       895,490      463,080       (389,872)        49,203          (64,816)
                                                     ----------      -------       --------         ------          -------
Increase in net assets from operations ..........    $1,064,598      516,270        247,201         39,382            2,589
                                                     ==========      =======       ========         ======          =======


                                                                     GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                    ------------------------------------------------------------------------
                                                                 MONEY MARKET                        TOTAL RETURN
                                                                     FUND                                FUND
                                                    -------------------------------------- ---------------------------------
                                                           YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                                        1998         1997         1996        1998      1997        1996
                                                    ----------- ------------- ------------ --------- --------- -------------
Investment income:
 Income -- Dividends ..............................  $667,640       524,091      500,346     91,033   228,688      387,179
 Expenses -- Mortality and expense risk charges
   and administrative expenses (note 3) ...........   165,220       134,484      131,290     22,215    20,274       16,395
                                                     --------       -------      -------     ------   -------      -------
Net investment income (expense) ...................   502,420       389,607      369,056     68,818   208,414      370,784
                                                     --------       -------      -------     ------   -------      -------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .........................    (2,104)     (256,503)     137,112      4,509     1,710       37,094
 Unrealized appreciation (depreciation) on
   investments ....................................     2,104       287,655      (89,338)   183,805    26,729     (292,293)
                                                     --------      --------      -------    -------   -------     --------
Net realized and unrealized gain (loss) on
 investments ......................................        --        31,152       47,774    188,314    28,439     (255,199)
                                                     --------      --------      -------    -------   -------     --------
Increase in net assets from operations ............  $502,420       420,759      416,830    257,132   236,853      115,585
                                                     ========      ========      =======    =======   =======     ========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                                GE INVESTMENTS FUNDS, INC.
                                                                        (CONTINUED)
                                                            -----------------------------------
                                                                       INTERNATIONAL
                                                                        EQUITY FUND
                                                            -----------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               1998        1997        1996
                                                            ---------- ----------- ------------
Investment income:
 Income -- Dividends ......................................  $16,301      86,245       46,694
 Expenses -- Mortality and expense risk charges ...........
   and administrative expenses (note 3) ...................    4,237      11,206        5,198
                                                             -------      ------       ------
Net investment income .....................................   12,064      75,039       41,496
                                                             -------      ------       ------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .................................    1,173     146,386       19,981
 Unrealized appreciation (depreciation) on
   investments ............................................    5,854      (6,150)     (29,424)
                                                             -------     -------      -------
Net realized and unrealized gain (loss) on
 investments ..............................................    7,027     140,236       (9,443)
                                                             -------     -------      -------
Increase (decrease) in net assets from operations .........  $19,091     215,275       32,053
                                                             =======     =======      =======



                                                                GE INVESTMENTS FUNDS, INC.
                                                                        (CONTINUED)
                                                            -----------------------------------
                                                                        REAL ESTATE
                                                                      SECURITIES FUND
                                                            -----------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                                1998         1997        1996
                                                            ------------ ------------ ---------
Investment income:
 Income -- Dividends ......................................     54,408      111,357    14,330
 Expenses -- Mortality and expense risk charges ...........
   and administrative expenses (note 3) ...................     11,845       10,398     1,294
                                                                ------      -------    ------
Net investment income .....................................     42,563      100,959    13,036
                                                                ------      -------    ------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .................................    (76,333)     142,744     3,590
 Unrealized appreciation (depreciation) on
   investments ............................................   (155,043)     (97,672)   29,513
                                                              --------      -------    ------
Net realized and unrealized gain (loss) on
 investments ..............................................   (231,376)      45,072    33,103
                                                              --------      -------    ------
Increase (decrease) in net assets from operations .........   (188,813)     146,031    46,139
                                                              ========      =======    ======


                                              GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                   ------------------------------------------------------------
                                         GLOBAL INCOME FUND             VALUE EQUITY FUND
                                   ------------------------------ -----------------------------
                                                    PERIOD FROM                    PERIOD FROM
                                        YEAR       SEPTEMBER 15,       YEAR         JUNE 17,
                                        ENDED         1997 TO          ENDED         1997 TO
                                    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        1998            1997           1998           1997
                                   -------------- --------------- -------------- --------------
Investment income:
 Income -- Dividends .............     $1,611           684           15,311          2,631
 Expenses -- Mortality
   and expense risk
   charges and adminis-
   trative expenses
   (note 3) ......................        292            19            7,471            710
                                       ------           ---           ------          -----
Net investment income ............      1,319           665            7,840          1,921
                                       ------           ---           ------          -----
Net realized and unrealized
 gain (loss) on
 investments:
 Net realized gain (loss) ........         11            --            1,355            208
 Unrealized appreciation
   (depreciation) on
   investments ...................      1,291          (669)           2,571          1,977
                                       ------          ----           ------          -----
Net realized and unrealized
 gain (loss) on
 investments .....................      1,302          (669)           3,926          2,185
                                       ------          ----           ------          -----
Increase (decrease) in net
 assets from operations ..........     $2,621            (4)          11,766          4,106
                                       ======         ======          ======          =====



                                       GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                   -----------------------------------------------
                                            INCOME FUND           U.S. EQUITY FUND
                                   ----------------------------- -----------------
                                                    PERIOD FROM     PERIOD FROM
                                        YEAR       DECEMBER 12,     MAY 5, 1998
                                        ENDED         1997 TO            TO
                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                        1998           1997             1998
                                   -------------- -------------- -----------------
Investment income:
 Income -- Dividends .............     82,066          3,329            289
 Expenses -- Mortality
   and expense risk
   charges and adminis-
   trative expenses
   (note 3) ......................     18,068            733             39
                                       ------          -----            ---
Net investment income ............     63,998          2,596            250
                                       ------          -----            ---
Net realized and unrealized
 gain (loss) on
 investments:
 Net realized gain (loss) ........      9,720         (2,508)            89
 Unrealized appreciation
   (depreciation) on
   investments ...................     13,245          1,454            243
                                       ------         ------            ---
Net realized and unrealized
 gain (loss) on
 investments .....................     22,965         (1,054)           332
                                       ------         ------            ---
Increase (decrease) in net
 assets from operations ..........     86,963          1,542            582
                                       ======         ======            ===

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                    ------------------------------------------------------------------------
                                                              MONEY FUND                            BOND FUND
                                                    ------------------------------   ---------------------------------------
                                                        PERIOD            YEAR
                                                         ENDED           ENDED
                                                     DECEMBER 11,     DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                         1997             1996           1998          1997         1996
                                                    --------------   -------------   ------------   ---------   ------------
Investment income:
 Income -- Dividends ............................       $7,779          12,118           58,921      128,635       106,583
 Expenses -- Mortality and expense risk charges
   and administrative expenses (note 3) .........        1,958           2,973           44,412       21,914        22,427
                                                        ------          ------           ------      -------       -------
Net investment income ...........................        5,821           9,145           14,509      106,721        84,156
                                                        ------          ------           ------      -------       -------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain ..............................           --              --          140,916       11,410        31,061
 Unrealized appreciation (depreciation) on
   investments ..................................           --              --          (22,639)      14,947       (44,892)
                                                        ------          ------          -------      -------       -------
Net realized and unrealized gain (loss) on
 investments ....................................           --              --          118,277       26,357       (13,831)
                                                        ------          ------          -------      -------       -------
Increase in net assets from operations ..........       $5,821           9,145          132,786      133,078        70,325
                                                        ======          ======          =======      =======       =======


                                                           OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                                --------------------------------------------------------------------
                                                    CAPITAL APPRECIATION FUND                GROWTH FUND
                                                --------------------------------- ----------------------------------
                                                     YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                     1998        1997      1996        1998        1997      1996
                                                ------------- --------- --------- ------------- --------- ----------
Investment income:
 Income -- Dividends ..........................  $  188,573    271,809   216,310      381,828    137,266   100,033
 Expenses -- Mortality and expense risk charges
   and administrative expenses (note 3) .......      92,177     80,784    58,271       56,132     39,859    18,585
                                                 ----------    -------   -------      -------    -------   -------
Net investment income .........................      96,396    191,025   158,039      325,696     97,407    81,448
                                                 ----------    -------   -------      -------    -------   -------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain ............................   1,139,675    362,326   207,037      779,763    211,799   104,773
 Unrealized appreciation (depreciation) on
   investments ................................    (392,601)    69,894   284,866     (197,508)   311,259   101,309
                                                 ----------    -------   -------     --------    -------   -------
Net realized and unrealized gain (loss) on
 investments ..................................     747,074    432,220   491,903      582,255    523,058   206,082
                                                 ----------    -------   -------     --------    -------   -------
Increase in net assets from operations ........  $  843,470    623,245   649,942      907,951    620,465   287,530
                                                 ==========    =======   =======     ========    =======   =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                              OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                                  -----------------------------------------------------------------------
                                                            HIGH INCOME FUND                MULTIPLE STRATEGIES FUND
                                                  ------------------------------------ ----------------------------------
                                                        YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                       1998         1997        1996        1998        1997      1996
                                                  ------------- ------------ --------- ------------- --------- ----------
Investment income:
 Income -- Dividends ............................  $  268,182      395,329    317,982      196,071    204,231   161,518
 Expenses -- Mortality and expense risk charges
   and administrative expenses (note 3) .........      83,415       56,210     39,512       42,195     36,789    29,130
                                                   ----------      -------    -------      -------    -------   -------
Net investment income ...........................     184,767      339,119    278,470      153,876    167,442   132,388
                                                   ----------      -------    -------      -------    -------   -------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) .......................    (157,587)     180,406     57,827      353,554     34,009    53,160
 Unrealized appreciation (depreciation) on
   investments ..................................         402      (53,341)    72,516     (372,624)   206,122   106,953
                                                   ----------      -------    -------     --------    -------   -------
Net realized and unrealized gain (loss) on
 investments ....................................    (157,185)     127,065    130,343      (19,070)   240,131   160,113
                                                   ----------      -------    -------     --------    -------   -------
Increase in net assets from operations ..........  $   27,582      466,184    408,813      134,806    407,573   292,501
                                                   ==========      =======    =======     ========    =======   =======


                                                                              VARIABLE INSURANCE PRODUCTS FUND
                                                                 ----------------------------------------------------------
                                                                    MONEY MARKET PORTFOLIO        HIGH INCOME PORTFOLIO
                                                                 ----------------------------- ----------------------------
                                                                     PERIOD          YEAR          PERIOD          YEAR
                                                                      ENDED          ENDED          ENDED         ENDED
                                                                  DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,
                                                                      1997           1996           1997           1996
                                                                 -------------- -------------- -------------- -------------
Investment income:
 Income -- Dividends ...........................................     $91,625        75,804         105,638       201,481
 Expenses -- Mortality and expense risk charges and
   administrative expenses (note 3) ............................      10,228        18,807          15,435        20,933
                                                                     -------        ------         -------       -------
Net investment income ..........................................      81,397        56,997          90,203       180,548
                                                                     -------        ------         -------       -------
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) ......................................          --            --         185,532       (17,100)
 Unrealized appreciation (depreciation) on investments .........          --            --         (92,552)       27,229
                                                                     -------        ------         -------       -------
Net realized and unrealized gain on investments ................          --            --          92,980        10,129
                                                                     -------        ------         -------       -------
Increase in net assets from operations .........................     $81,397        56,997         183,183       190,677
                                                                     =======        ======         =======       =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                              VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                               --------------------------------------------------------------------------
                                                      EQUITY-INCOME PORTFOLIO                  GROWTH PORTFOLIO
                                               -------------------------------------- -----------------------------------
                                                      YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                    1998         1997        1996         1998        1997        1996
                                               ------------- ----------- ------------ ----------- ------------ ----------
Investment income:
 Income -- Dividends .........................  $1,007,037    1,283,339     413,062    1,413,289     315,208    461,083
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   (note 3) ..................................     217,902      186,346     140,373      156,899     121,040    101,913
                                                ----------    ---------     -------    ---------     -------    -------
Net investment income ........................     789,135    1,096,993     272,689    1,256,390     194,168    359,170
                                                ----------    ---------     -------    ---------     -------    -------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ....................   1,283,354    1,197,816     500,603    1,619,202   1,766,746    536,491
 Unrealized appreciation (depreciation) on
   investments ...............................    (494,927)   1,016,128     539,174      667,154    (282,336)    31,232
                                                ----------    ---------     -------    ---------   ---------    -------
Net realized and unrealized gain on
 investments .................................     788,427    2,213,944   1,039,777    2,286,356   1,484,410    567,723
                                                ----------    ---------   ---------    ---------   ---------    -------
Increase in net assets from operations .......  $1,577,562    3,310,937   1,312,466    3,542,746   1,678,578    926,893
                                                ==========    =========   =========    =========   =========    =======


                                                            VARIABLE INSURANCE
                                                        PRODUCTS FUND (CONTINUED)          VARIABLE INSURANCE PRODUCTS FUND II
                                                 ---------------------------------------- --------------------------------------
                                                            OVERSEAS PORTFOLIO                   ASSET MANAGER PORTFOLIO
                                                 ---------------------------------------- --------------------------------------
                                                         YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                                      1998          1997         1996          1998         1997        1996
                                                 ------------- ------------- ------------ ------------- ----------- ------------
Investment income:
 Income -- Dividends ...........................  $  351,924       506,300      176,637     1,219,238    1,006,221     555,062
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   (note 3) ....................................      62,196        73,250       81,887       131,037      120,291     107,941
                                                  ----------       -------      -------     ---------    ---------     -------
Net investment income (expense) ................     289,728       433,050       94,750     1,088,201      885,930     447,121
                                                  ----------       -------      -------     ---------    ---------     -------
Net realized and unrealized gain (loss) on
 investments: ..................................
 Net realized gain (loss) ......................    (178,639)      801,884      517,315       252,067      187,349     168,152
 Unrealized appreciation (depreciation) on
   investments .................................     349,052      (489,713)     (15,497)      (67,659)     534,401     400,455
                                                  ----------      --------      -------     ---------    ---------     -------
Net realized and unrealized gain on
 investments ...................................     170,413       312,171      501,818       184,408      721,750     568,607
                                                  ----------      --------      -------     ---------    ---------     -------
Increase in net assets from operations .........  $  460,141       745,221      596,568     1,272,609    1,607,680   1,015,728
                                                  ==========      ========      =======     =========    =========   =========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                           VARIABLE INSURANCE
                                      PRODUCTS FUND II (CONTINUED)
                                 ---------------------------------------
                                          CONTRAFUND PORTFOLIO
                                 ---------------------------------------
                                         YEAR ENDED DECEMBER 31,
                                      1998         1997         1996
                                 ------------- ------------ ------------
Investment income:
 Income -- Dividends ...........  $  458,019      150,006       15,826
 Expenses -- Mortality and
   expense risk charges
   and administrative
   expenses (note 3) ...........     110,295       81,691       38,668
                                  ----------      -------       ------
Net investment income
 (expense) .....................     347,724       68,315      (22,842)
                                  ----------      -------      -------
Net realized and unrealized
 gain (loss) on investments:
 Net realized gain (loss) ......   1,254,204      268,831      100,260
 Unrealized appreciation
   (depreciation) on
   investments .................     648,485      823,917      476,601
                                  ----------      -------      -------
Net realized and unrealized
 gain on investments ...........   1,902,689    1,092,748      576,861
                                  ----------    ---------      -------
Increase in net assets from
 operations ....................  $2,250,413    1,161,063      554,019
                                  ==========    =========      =======



                                                     VARIABLE INSURANCE
                                                      PRODUCT FUND III
                                 ----------------------------------------------------------
                                        GROWTH & INCOME            GROWTH OPPORTUNITIES
                                           PORTFOLIO                    PORTFOLIO
                                 ----------------------------- ----------------------------
                                                  PERIOD FROM                  PERIOD FROM
                                      YEAR          MAY 16,         YEAR         MAY 16,
                                      ENDED         1997 TO         ENDED        1997 TO
                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                      1998           1997           1998           1997
                                 -------------- -------------- -------------- -------------
Investment income:
 Income -- Dividends ...........      1,681             --          18,246            --
 Expenses -- Mortality and
   expense risk charges
   and administrative
   expenses (note 3) ...........     10,395          1,712           5,891         1,910
                                     ------          -----          ------         -----
Net investment income
 (expense) .....................     (8,714)        (1,712)         12,355        (1,910)
                                     ------         ------          ------        ------
Net realized and unrealized
 gain (loss) on investments:
 Net realized gain (loss) ......    100,071          6,219          15,522           876
 Unrealized appreciation
   (depreciation) on
   investments .................     91,779         11,314          75,120        39,235
                                    -------         ------          ------        ------
Net realized and unrealized
 gain on investments ...........    191,850         17,533          90,642        40,111
                                    -------         ------          ------        ------
Increase in net assets from
 operations ....................    183,136         15,821         102,997        38,201
                                    =======         ======         =======        ======


                                                          NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                    ----------------------------------------------------------------------------------------
                                              BALANCED                        BOND                         GROWTH
                                              PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                                    ----------------------------- ----------------------------- ----------------------------
                                        PERIOD          YEAR          PERIOD          YEAR          PERIOD          YEAR
                                         ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                                     DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,
                                         1997           1996           1997           1996           1997           1996
                                    -------------- -------------- -------------- -------------- -------------- -------------
Investment income:
 Income -- Dividends ..............   $  123,193       293,957        36,455          67,433         64,488        68,654
 Expenses -- Mortality and
   expense risk charges
   and administrative expenses
   (note 3) .......................       24,999        24,806         6,443           9,529          9,747         9,845
                                      ----------       -------        ------          ------         ------        ------
Net investment income .............       98,194       269,151        30,012          57,904         54,741        58,809
                                      ----------       -------        ------          ------         ------        ------
Net realized and unrealized gain
 (loss) on investments: ...........
 Net realized gain (loss) .........      315,380        13,816        (3,318)         (5,135)       150,610         5,513
 Unrealized depreciation on
   investments ....................     (146,827)     (182,324)       (1,629)        (34,909)       (55,310)       (6,856)
                                      ----------      --------        ------         -------        -------        ------
Net realized and unrealized gain
 (loss) on investments ............      168,553      (168,508)       (4,947)        (40,044)        95,300        (1,343)
                                      ----------      --------        ------         -------        -------        ------
Increase in net assets from
 operations .......................   $  266,747       100,643        25,065          17,860        150,041        57,466
                                      ==========      ========        ======         =======        =======        ======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                         FEDERATED INVESTORS INSURANCE SERIES
                            ----------------------------------------------------------------------------------------------
                                      AMERICAN LEADERS                    HIGH INCOME                    UTILITY
                                          FUND II                         BOND FUND II                   FUND II
                            ------------------------------------ ------------------------------ --------------------------
                                                    PERIOD FROM
                                                    SEPTEMBER 5,
                             YEAR ENDED DECEMBER      1996 TO
                                     31,            DECEMBER 31,    YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                               1998        1997         1996         1998       1997     1996     1998     1997     1996
                            ---------- ----------- ------------- ------------ -------- -------- -------- -------- --------
Investment income:
 Income -- Dividends ......  $ 42,271      1,480          96         62,046    45,217   36,032   28,948   12,197    6,514
 Expenses -- Mortality
   and expense risk
   charges and
   administrative
   expenses (note 3) ......    11,035      3,437          60         17,967    10,943    5,378    6,146    3,837    2,042
                             --------      -----          --         ------    ------   ------   ------   ------    -----
Net investment income
 (expense) ................    31,236     (1,957)         36         44,079    34,274   30,654   22,802    8,360    4,472
                             --------     ------          --         ------    ------   ------   ------   ------    -----
Net realized and
 unrealized gain on
 investments:
 Net realized gain
   (loss) .................    (4,077)    11,788          19         85,989     5,827    1,726   25,956   11,484    9,190
 Unrealized
   appreciation
   (depreciation) on
   investments ............    58,884     53,148       2,855        (90,012)   55,167   27,920    8,478   50,092    5,651
                             --------     ------       -----        -------    ------   ------   ------   ------    -----
Net realized and
 unrealized gain (loss)
 on investments ...........    54,807     64,936       2,874         (4,023)   60,994   29,646   34,434   61,576   14,841
                             --------     ------       -----        -------    ------   ------   ------   ------   ------
Increase in net assets
 from operations ..........  $ 86,043     62,979       2,910         40,056    95,268   60,300   57,236   69,936   19,313
                             ========     ======       =====        =======    ======   ======   ======   ======   ======

                                LIFE OF VIRGINIA

                               DECEMBER 31, 1998



                                                                     ALGER AMERICAN FUND
                                                            --------------------------------------
                                                                     SMALL CAP PORTFOLIO
                                                            --------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                                 1998         1997         1996
                                                            ------------- ------------ -----------
Investment income:
 Income -- Dividends ......................................  $   207,517      42,941       3,785
 Expenses -- Mortality and expense risk charges
   and administrative expenses (note 3) ...................       21,533      18,711      10,887
                                                             -----------      ------      ------
Net investment income (expense) ...........................      185,984      24,230      (7,102)
                                                             -----------      ------      ------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) .................................     (361,335)    155,266     (13,977)
 Unrealized appreciation (depreciation)
   on investments .........................................      411,856     (23,084)    (18,580)
                                                             -----------     -------     -------
Net realized and unrealized gain (loss)
 on investments ...........................................       50,521     132,182     (32,557)
                                                             -----------     -------     -------
Increase (decrease) in net assets from operations .........  $   236,505     156,412     (39,659)
                                                             ===========     =======     =======



                                                                    ALGER AMERICAN FUND
                                                            ------------------------------------
                                                                      GROWTH PORTFOLIO
                                                            ------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                                1998         1997        1996
                                                            ------------ ----------- -----------
Investment income:
 Income -- Dividends ......................................    360,690      15,712      14,003
 Expenses -- Mortality and expense risk charges
   and administrative expenses (note 3) ...................     31,716      21,426       7,612
                                                               -------      ------      ------
Net investment income (expense) ...........................    328,974      (5,714)      6,391
                                                               -------      ------      ------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) .................................    342,335     121,886      (8,548)
 Unrealized appreciation (depreciation)
   on investments .........................................    332,102     195,886      27,545
                                                               -------     -------      ------
Net realized and unrealized gain (loss)
 on investments ...........................................    674,437     317,772      18,997
                                                               -------     -------      ------
Increase (decrease) in net assets from operations .........  1,003,411     312,058      25,388
                                                             =========     =======      ======


                                                                                 PBHG INSURANCE SERIES FUND
                                                              ----------------------------------------------------------------
                                                                      PBHG LARGE CAP
                                                                     GROWTH PORTFOLIO              PBHG GROWTH II PORTFOLIO
                                                              -------------------------------   ------------------------------
                                                                                 PERIOD FROM                      PERIOD FROM
                                                                   YEAR           JULY 22,           YEAR           MAY 22,
                                                                   ENDED           1997 TO           ENDED          1997 TO
                                                               DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                   1998             1997             1998             1997
                                                              --------------   --------------   --------------   -------------
Investment income:
 Income -- Dividends ......................................      $     --            --                 --              --
 Expenses -- Mortality and expense risk charges
   and administrative expenses (note 3) ...................         1,340           205              1,328             540
                                                                 --------           ---              -----             ---
Net investment income (expense) ...........................        (1,340)         (205)            (1,328)           (540)
                                                                 --------          ----             ------            ----
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) .................................        12,396              (1)          36,908           1,296
 Unrealized appreciation (depreciation)
   on investments .........................................        11,365           656             15,978            (846)
                                                                 --------          ------           ------           -----
Net realized and unrealized gain (loss)
 on investments ...........................................        23,761           655             52,886             450
                                                                 --------          ------           ------           -----
Increase (decrease) in net assets from operations .........      $ 22,421           450             51,558             (90)
                                                                 ========          ======           ======           =====

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                                            JANUS ASPEN SERIES
                                                 ------------------------------------------------------------------------
                                                       AGGRESSIVE GROWTH PORTFOLIO               GROWTH PORTFOLIO
                                                 --------------------------------------- --------------------------------
                                                         YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                     1998         1997          1996         1998        1997      1996
                                                 ------------ ------------ ------------- ------------ --------- ---------
Investment income:
 Income -- Dividends ...........................  $      --           --        16,844      336,326    112,727    59,031
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   (note 3) ....................................     31,583       28,915        23,442       67,687     49,779    27,643
                                                  ---------       ------        ------      -------    -------    ------
Net investment income (expense) ................    (31,583)     (28,915)       (6,598)     268,639     62,948    31,388
                                                  ---------      -------        ------      -------    -------    ------
Net realized and unrealized gain
 on investments: ...............................
 Net realized gain .............................    678,326      192,226       267,683      870,857    243,734   132,138
 Unrealized appreciation
 (depreciation) on investments .................    307,545       99,444      (112,622)     434,354    376,858   144,223
                                                  ---------      -------      --------      -------    -------   -------
Net realized and unrealized gain
 on investments ................................    985,871      291,670       155,061    1,305,211    620,592   276,361
                                                  ---------      -------      --------    ---------    -------   -------
Increase in net assets from operations .........  $ 954,288      262,755       148,463    1,573,850    683,540   307,749
                                                  =========      =======      ========    =========    =======   =======


                                                                    JANUS ASPEN SERIES (CONTINUED)
                                                 ---------------------------------------------------------------------
                                                      WORLDWIDE GROWTH PORFOLIO              BALANCED PORTFOLIO
                                                 ------------------------------------ --------------------------------
                                                       YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                      1998         1997        1996       1998        1997      1996
                                                 ------------- ------------ --------- ------------ --------- ---------
Investment income:
 Income -- Dividends ...........................  $  398,345      114,020     59,279     183,223     54,275   10,644
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   (note 3) ....................................     132,642       91,422     40,177      53,807     15,089    4,138
                                                  ----------      -------     ------     -------     ------   ------
Net investment income (expense) ................     265,703       22,598     19,102     129,416     39,186    6,506
                                                  ----------      -------     ------     -------     ------   ------
Net realized and unrealized gain
 on investments: ...............................
 Net realized gain .............................   1,535,984      457,649    156,316      75,042     16,368    3,534
 Unrealized appreciation
 (depreciation) on investments .................     417,036      666,571    498,790   1,021,865    172,861   38,227
                                                  ----------      -------    -------   ---------    -------   ------
Net realized and unrealized gain
 on investments ................................   1,953,020    1,124,220    655,106   1,096,907    189,229   41,761
                                                  ----------    ---------    -------   ---------    -------   ------
Increase in net assets from operations .........  $2,218,723    1,146,818    674,208   1,226,323    228,415   48,267
                                                  ==========    =========    =======   =========    =======   ======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                                  JANUS ASPEN SERIES (CONTINUED)
                                             -------------------------------------------------------------------------
                                                FLEXIBLE INCOME PORTFOLIO          INTERNATIONAL GROWTH PORTFOLIO
                                             -------------------------------   ---------------------------------------
                                                                                                          PERIOD FROM
                                                                                                            JUNE 5,
                                                                                                            1996 TO
                                                 YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                1998        1997       1996       1998         1997           1996
                                             ----------   --------   -------   ---------   -----------   -------------
Investment income:
 Income -- Dividends .....................    $23,382      12,042     9,499      62,083       13,292          2,339
 Expenses -- Mortality and expense risk
   charges and administrative expenses
   (note 3) ..............................      4,450       2,246     1,046      31,407       19,234          1,253
                                              -------      ------     -----      ------       ------          -----
 Net investment income (expense) .........     18,932       9,796     8,453      30,676       (5,942)         1,086
                                              -------      ------     -----      ------       ------          -----
 Net realized and unrealized gain
   (loss) on investments:
 Net realized gain (loss) ................      2,524       3,107       111     171,620      145,208          2,328
 Unrealized appreciation
   (depreciation) on investments .........      3,399       4,489       585     158,124       45,943         17,399
                                              -------      ------     -----     -------      -------         ------
Net realized and unrealized gain
 (loss) on investments ...................      5,923       7,596       696     329,744      191,151         19,727
                                              -------      ------     -----     -------      -------         ------
Increase (decrease) in net assets
 from operations .........................    $24,855      17,392     9,149     360,420      185,209         20,813
                                              =======      ======     =====     =======      =======         ======


                                                                                              GOLDMAN SACHS
                                                                                            VARIABLE INSURANCE
                                                    JANUS ASPEN SERIES (CONTINUED)              TRUST FUND
                                                    -------------------------------   ------------------------------
                                                                CAPITAL                 GROWTH AND        MID CAP
                                                             APPRECIATION                 INCOME           EQUITY
                                                               PORTFOLIO                   FUND             FUND
                                                    -------------------------------   --------------   -------------
                                                                       PERIOD FROM      PERIOD FROM     PERIOD FROM
                                                                         MAY 22,        OCTOBER 6,        JUNE 25,
                                                      YEAR ENDED         1997 TO          1998 TO         1998 TO
                                                     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                         1998             1997             1998             1998
                                                    --------------   --------------   --------------   -------------
Investment income:
 Income -- Dividends ............................      $    555              37              48             662
 Expenses -- Mortality and expense risk charges
   and administrative expenses (note 3) .........         6,271             112              11             237
                                                       --------             ---              --             ---
 Net investment income (expense) ................        (5,716)            (75)             37             425
                                                       --------             ---              --             ---
 Net realized and unrealized gain
   (loss) on investments:
 Net realized gain (loss) .......................       225,641          (7,519)             58             (16)
                                                       --------          ------              --             ---
 Unrealized appreciation
   (depreciation) on investments ................        56,754            (582)             49             196
                                                       --------          ------              --             ---
Net realized and unrealized gain
 (loss) on investments ..........................       282,395          (8,101)            107             180
                                                       --------          ------             ---             ---
Increase (decrease) in net assets
 from operations ................................      $276,679          (8,176)            144             605
                                                       ========          ======             ===             ===

                See accompanying notes to financial statements.

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III


                      STATEMENTS OF CHANGES IN NET ASSETS
                               DECEMBER 31, 1998



                                                                          GE INVESTMENTS FUNDS, INC.
                                                    ----------------------------------------------------------------------
                                                               S&P 500 INDEX FUND              GOVERNMENT SECURITIES FUND
                                                    ----------------------------------------- ----------------------------
                                                                                                  PERIOD          YEAR
                                                                                                   ENDED         ENDED
                                                             YEAR ENDED DECEMBER 31,           DECEMBER 11,   DECEMBER 31,
                                                         1998          1997          1996          1997           1996
                                                    ------------- ------------- ------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (loss) .....................  $  169,108        53,190       637,073        (9,821)       67,405
 Net realized gain (loss) .........................     398,018       125,533        70,710         2,596         4,093
 Unrealized appreciation (depreciation) on
   investments ....................................     497,472       337,547      (460,582)       46,607       (68,909)
                                                     ----------       -------      --------        ------       -------
Increase in net assets from operations ............   1,064,598       516,270       247,201        39,382         2,589
                                                     ----------       -------      --------        ------       -------
From capital transactions:
 Net premiums .....................................     364,101        29,621            --        13,143            --
 Loan interest ....................................      (1,758)         (472)          (45)         (455)          (35)
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits .................................     (26,898)       (1,802)      (70,983)           --            --
   Surrenders .....................................    (122,586)      (50,594)       (8,805)     (262,974)      (27,170)
   Loans ..........................................      (8,955)      (10,019)      (23,690)      (23,924)       (1,574)
   Cost of insurance and administrative
    expense (note 3) ..............................     (54,690)      (24,852)      (12,093)       (8,334)       (8,533)
   Transfer gain (loss) and transfer fees .........     190,048        (2,909)       (3,844)       (3,207)         (829)
 Transfers (to) from the Guarantee Account
   (note 1) .......................................     156,285        33,241        40,800           288        (3,299)
 Interfund transfers ..............................   1,318,239     1,154,053       531,241      (529,174)       12,746
                                                     ----------     ---------      --------      --------       -------
Increase (decrease) in net assets from capital
 transactions .....................................   1,813,786     1,126,267       452,581      (814,637)      (28,694)
                                                     ----------     ---------      --------      --------       -------
Increase (decrease) in net assets .................   2,878,384     1,642,537       699,782      (775,255)      (26,105)
Net assets at beginning of year ...................   3,201,139     1,558,602       858,820       775,255       801,360
                                                     ----------     ---------      --------      --------       -------
Net assets at end of year .........................  $6,079,523     3,201,139     1,558,602            --       775,255
                                                     ==========     =========     =========      ========       =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                 GE INVESTMENT FUNDS, INC. (CONTINUED)
                                            ------------------------------------------------
                                                           MONEY MARKET FUND
                                            ------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                                 1998            1997             1996
                                            -------------- ---------------- ----------------
Increase (decrease) in net assets
From operations:
 Net investment income (loss) .............  $    502,420         389,607          369,056
 Net realized gain (loss) .................        (2,104)       (256,503)         137,112
 Unrealized appreciation
   (depreciation) on investments ..........         2,104         287,655          (89,338)
                                             ------------        --------          -------
Increase in net assets from
 operations ...............................       502,420         420,759          416,830
                                             ------------        --------          -------
From capital transactions:
 Net premiums .............................    10,323,239      14,800,378       21,281,538
 Loan interest ............................        15,680          25,356              843
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................        (9,663)             --          (30,581)
   Surrenders .............................      (492,391)        (81,503)        (292,797)
   Loans ..................................    (1,044,167)       (259,694)      (1,123,153)
   Cost of insurance and
    administrative expense
    (note 3) ..............................      (149,692)       (124,687)        (120,240)
   Transfer gain (loss) and
    transfer fees .........................         3,729        (135,353)         (46,805)
 Transfers (to) from the Guarantee
   Account (note 1) .......................       (57,398)        (32,069)        (480,716)
 Interfund transfers ......................    (9,507,257)    (13,250,370)     (15,451,140)
                                             ------------     -----------      -----------
Increase (decrease) in net assets from
 capital transactions .....................      (917,920)        942,058        3,736,949
                                             ------------     -----------      -----------
Increase (decrease) in net assets .........      (415,500)      1,362,817        4,153,779
Net assets at beginning of year ...........    11,254,324       9,891,507        5,737,728
                                             ------------     -----------      -----------
Net assets at end of year .................  $ 10,838,824      11,254,324        9,891,507
                                             ============     ===========      ===========



                                              GE INVESTMENT FUNDS, INC. (CONTINUED)
                                            -----------------------------------------
                                                        TOTAL RETURN FUND
                                            -----------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                 1998          1997          1996
                                            ------------- ------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (loss) .............      68,818       208,414       370,784
 Net realized gain (loss) .................       4,509         1,710        37,094
 Unrealized appreciation
   (depreciation) on investments ..........     183,805        26,729      (292,293)
                                                -------       -------      --------
Increase in net assets from
 operations ...............................     257,132       236,853       115,585
                                                -------       -------      --------
From capital transactions:
 Net premiums .............................      13,446        37,415            --
 Loan interest ............................        (107)           77          (130)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................          --      (122,969)           --
   Surrenders .............................    (163,264)       (9,555)     (105,824)
   Loans ..................................     (33,631)      (31,550)           --
   Cost of insurance and
    administrative expense
    (note 3) ..............................     (17,774)      (16,232)      (13,237)
   Transfer gain (loss) and
    transfer fees .........................         643        (3,467)        1,607
 Transfers (to) from the Guarantee
   Account (note 1) .......................      10,426        45,496        40,576
 Interfund transfers ......................      52,057       134,091       264,670
                                               --------      --------      --------
Increase (decrease) in net assets from
 capital transactions .....................    (138,204)       33,306       187,662
                                               --------      --------      --------
Increase (decrease) in net assets .........     118,928       270,159       303,247
Net assets at beginning of year ...........   1,668,624     1,398,465     1,095,218
                                              ---------     ---------     ---------
Net assets at end of year .................   1,787,552     1,668,624     1,398,465
                                              =========     =========     =========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                                       GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                    -----------------------------------------------------------------------------
                                                           INTERNATIONAL EQUITY FUND             REAL ESTATE SECURITIES FUND
                                                    --------------------------------------- -------------------------------------
                                                            YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                                        1998          1997         1996         1998         1997         1996
                                                    ------------ ------------- ------------ ------------ ------------ -----------
Increase (decrease) in net assets
From operations:
 Net investment income ............................  $  12,064        75,039       41,496       42,563      100,959      13,036
 Net realized gain (loss) .........................      1,173       146,386       19,981      (76,333)     142,744       3,590
 Unrealized appreciation (depreciation) on
   investments ....................................      5,854        (6,150)     (29,424)    (155,043)     (97,672)     29,513
                                                     ---------       -------      -------     --------      -------      ------

Increase (decrease) in net assets from
 operations .......................................     19,091       215,275       32,053     (188,813)     146,031      46,139
                                                     ---------       -------      -------     --------      -------      ------
From capital transactions:
 Net premiums .....................................      1,056         1,056           --       41,531       62,904       9,377
 Loan interest ....................................        (50)          (12)          --         (188)          --          --
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits .................................         --            --           --           --           --          --
   Surrenders .....................................         --            --          750       (2,915)          --          --
   Loans ..........................................      3,954         1,860           --      (15,423)     (16,740)         --
   Cost of insurance and administrative
    expense (note 3) ..............................     (3,955)       (9,446)      (4,299)     (11,347)      (9,178)     (1,186)
   Transfer gain (loss) and transfer fees .........     26,258       (16,723)         320        1,201       (5,456)       (277)
 Transfers (to) from the Guarantee Account
   (note 1) .......................................     25,276            --           --       35,000        3,269          --
 Interfund transfers ..............................    (28,632)     (727,513)     551,175     (222,532)     661,463     173,587
                                                     ---------      --------      -------     --------      -------     -------
Increase (decrease) in net assets from capital
 transactions .....................................     23,907      (750,778)     547,946     (174,673)     696,262     181,501
                                                     ---------      --------      -------     --------      -------     -------
Increase (decrease) in net assets .................     42,998      (535,503)     579,999     (363,486)     842,293     227,640
Net assets at beginning of period .................    257,241       792,744      212,745    1,070,327      228,034         394
                                                     ---------      --------      -------    ---------      -------     -------
Net assets at end of year .........................  $ 300,239       257,241      792,744      706,841    1,070,327     228,034
                                                     =========      ========      =======    =========    =========     =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                                                GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                                      -----------------------------------------------------------
                                                                            GLOBAL INCOME FUND            VALUE EQUITY FUND
                                                                      ------------------------------ ----------------------------
                                                                                                                     PERIOD FROM
                                                                                       PERIOD FROM                     JUNE 17,
                                                                                      SEPTEMBER 15,                      1997
                                                                        YEAR ENDED       1997 TO       YEAR ENDED         TO
                                                                       DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                           1998            1997           1998           1997
                                                                      -------------- --------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income ..............................................    $1,319            665             7,840         1,921
 Net realized gain (loss) ...........................................        11             --             1,355           208
 Unrealized appreciation (depreciation) on investments ..............     1,291           (669)            2,571         1,977
                                                                         -------          -----            -----         -----
 Increase (decrease) in net assets from operations ..................     2,621               (4)         11,766         4,106
                                                                         -------          -------         ------         -----
From capital transactions:
 Net premiums .......................................................         --             --            19,404         4,596
 Loan interest ......................................................         --             --            (1,009)           --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ...................................................         --             --                --            --
   Surrenders .......................................................         --             --                --            --
   Loans ............................................................         --             --            (1,441)           --
   Cost of insurance and administrative expense (note 3) ............       (264)            (18)          (5,910)         (615)
   Transfer gain (loss) and transfer fees ...........................         (3)            --           (39,597)          360
 Transfers (to) from the Guarantee Account (note 1) .................         --             --                --            --
 Interfund transfers ................................................     12,432          13,721          297,789       243,259
                                                                         --------        -------          -------       -------
Increase (decrease) in net assets from capital transactions .........     12,165          13,703          269,236       247,600
                                                                         --------        -------          -------       -------
Increase (decrease) in net assets ...................................     14,786          13,699          281,002       251,706
Net assets at beginning of period ...................................     13,699             --           251,706            --
                                                                         --------        -------          -------       -------
Net assets at end of year ...........................................    $28,485          13,699          532,708       251,706
                                                                         =======         =======          =======       =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                                                 GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                                        --------------------------------------------------------
                                                                                    INCOME FUND                 U.S. EQUITY FUND
                                                                        ------------------------------------   -----------------
                                                                             YEAR            PERIOD FROM          PERIOD FROM
                                                                             ENDED        DECEMBER 12, 1997       MAY 5, 1998
                                                                         DECEMBER 31,      TO DECEMBER 31,      TO DECEMBER 31,
                                                                             1998                1997                 1998
                                                                        --------------   -------------------   -----------------
Increase (decrease) in net assets
From operations:
 Net investment income ..............................................     $   63,998              2,596                250
 Net realized gain (loss) ...........................................          9,720             (2,508)                89
 Unrealized appreciation (depreciation) on investments ..............         13,245              1,454                243
                                                                          ----------             ------                ---
 Increase (decrease) in net assets from operations ..................         86,963              1,542                582
                                                                          ----------             ------                ---
From capital transactions:
 Net premiums .......................................................             --                 --                 --
 Loan interest ......................................................         (3,764)                --                 --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...................................................             --                 --                 --
   Surrenders .......................................................         (2,594)                --                 --
   Loans ............................................................        (21,862)            (2,396)                --
   Cost of insurance and administrative expense (note 3) ............        (15,101)              (742)               (30)
   Transfer gain (loss) and transfer fees ...........................           (703)              (202)              (108)
 Transfers (to) from the Guarantee Account (note 1) .................          7,872                 --                 --
 Interfund transfers ................................................        196,041          1,221,995              9,718
                                                                          ----------          ---------              -----
Increase (decrease) in net assets from capital transactions .........        159,889          1,218,655              9,580
                                                                          ----------          ---------              -----
Increase (decrease) in net assets ...................................        246,852          1,220,197             10,162
Net assets at beginning of period ...................................      1,220,197                 --                 --
                                                                          ----------          ---------             ------
Net assets at end of year ...........................................     $1,467,049          1,220,197             10,162
                                                                          ==========          =========             ======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                                                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                    ----------------------------------------------------------------------
                                                             MONEY FUND                          BOND FUND
                                                    ---------------------------- -----------------------------------------
                                                        PERIOD          YEAR
                                                         ENDED         ENDED
                                                     DECEMBER 11,   DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                         1997           1996           1998          1997         1996
                                                    -------------- ------------- --------------- ------------ ------------
Increase (decrease) in net assets
From operations:
 Net investment income ............................   $    5,821         9,145          14,509      106,721       84,156
 Net realized gain ................................           --            --         140,916       11,410       31,061
 Unrealized appreciation (depreciation) on
   investments ....................................           --            --         (22,639)      14,947      (44,892)
                                                      ----------         -----         -------      -------      -------
Increase in net assets from operations ............        5,821         9,145         132,786      133,078       70,325
                                                      ----------         -----         -------      -------      -------
From capital transactions:
 Net premiums .....................................           --            --          63,953       12,401           --
 Loan interest ....................................           --          (247)          1,867          224         (240)
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .................................           --            --              --           --           --
   Surrenders .....................................           --            --         (80,793)          --      (19,035)
   Loans ..........................................           --        (7,000)           (717)     (20,518)     (46,361)
   Cost of insurance and administrative expense
    (note 3) ......................................       (1,618)       (2,228)        (29,054)     (17,321)     (18,368)
   Transfer gain (loss) and transfer fees .........           26        (1,331)        (48,553)       4,175        5,246
 Transfers (to) from the Guarantee Account
   (note 1) .......................................           --            --           8,443       10,164        9,597
 Interfund transfers ..............................     (160,456)     (178,397)     (1,102,223)   1,749,977       49,462
                                                      ----------      --------      ----------    ---------      -------
Increase (decrease) in net assets from capital
 transactions .....................................     (162,048)     (189,203)     (1,187,077)   1,739,102      (19,699)
                                                      ----------      --------      ----------    ---------      -------
Increase (decrease) in net assets .................     (156,227)     (180,058)     (1,054,291)   1,872,180       50,626
Net assets at beginning of year ...................      156,227       336,285       3,527,896    1,655,716    1,605,090
                                                      ----------      --------      ----------    ---------    ---------
Net assets at end of year .........................   $       --       156,227       2,473,605    3,527,896    1,655,716
                                                      ==========      ========      ==========    =========    =========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                                   (CONTINUED)
                                                    -----------------------------------------
                                                            CAPITAL APPRECIATION FUND
                                                    -----------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                          1998          1997         1996
                                                    --------------- ------------ ------------
Increase (decrease) in net assets
From operations:
 Net investment income ............................  $      96,396     191,025      158,039
 Net realized gain ................................      1,139,675     362,326      207,037
 Unrealized appreciation (depreciation) on
   investments ....................................       (392,601)     69,894      284,866
                                                     -------------     -------      -------
Increase in net assets from operations ............        843,470     623,245      649,942
                                                     -------------     -------      -------
From capital transactions:
 Net premiums .....................................        106,960     160,331           --
 Loan interest ....................................          7,156        (478)      (1,349)
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits .................................             --          --           --
   Surrenders .....................................       (235,363)     (5,632)     (22,921)
   Loans ..........................................       (644,066)    (76,259)     (37,406)
   Cost of insurance and administrative
    expense (note 3) ..............................        (81,387)    (69,581)     (48,816)
   Transfer gain (loss) and transfer fees .........       (865,659)    (10,950)       6,558
 Transfers from the Guarantee Account
   (note 1) .......................................          7,563      86,490       38,369
 Interfund transfers ..............................        515,285     786,921    1,391,680
                                                     -------------     -------    ---------
Increase (decrease) in net assets from
 capital transactions .............................     (1,189,511)    870,842    1,326,115
                                                     -------------     -------    ---------
Increase (decrease) in net assets .................       (346,041)  1,494,087    1,976,057
Net assets at beginning of year ...................      6,844,725   5,350,638    3,323,128
                                                     -------------   ---------    ---------
Net assets at end of year .........................  $   6,498,684   6,844,725    5,299,185
                                                     =============   =========    =========



                                                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                                   (CONTINUED)
                                                    -----------------------------------------
                                                                   GROWTH FUND
                                                    -----------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                         1998          1997          1996
                                                    ------------- ------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income ............................     325,696        97,407        81,448
 Net realized gain ................................     779,763       211,799       104,773
 Unrealized appreciation (depreciation) on
   investments ....................................    (197,508)      311,259       101,309
                                                       --------       -------       -------
Increase in net assets from operations ............     907,951       620,465       287,530
                                                       --------       -------       -------
From capital transactions:
 Net premiums .....................................     130,707       136,857            --
 Loan interest ....................................      (2,818)       (1,570)          (58)
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits .................................          --            --            --
   Surrenders .....................................    (143,689)           --        (5,002)
   Loans ..........................................    (119,579)      (52,908)      (31,288)
   Cost of insurance and administrative
    expense (note 3) ..............................     (46,695)      (33,074)      (15,042)
   Transfer gain (loss) and transfer fees .........     130,682         5,703         5,414
 Transfers from the Guarantee Account
   (note 1) .......................................      58,430        67,111        22,600
 Interfund transfers ..............................   2,177,306     1,239,168       515,014
                                                      ---------     ---------       -------
Increase (decrease) in net assets from
 capital transactions .............................   2,184,344     1,361,287       491,638
                                                      ---------     ---------       -------
Increase (decrease) in net assets .................   3,092,295     1,981,752       779,168
Net assets at beginning of year ...................   3,896,522     1,914,770     1,135,602
                                                      ---------     ---------     ---------
Net assets at end of year .........................   6,988,817     3,896,522     1,914,770
                                                      =========     =========     =========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                                                 OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                                 -------------------------------------------------------------------------------
                                                            HIGH INCOME FUND                    MULTIPLE STRATEGIES FUND
                                                 --------------------------------------- ---------------------------------------
                                                         YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                                      1998         1997         1996          1998         1997         1996
                                                 ------------- ------------ ------------ ------------- ------------ ------------
Increase (decrease) in net assets
From operations:
 Net investment income .........................  $  184,767      339,119      278,470       153,876      167,442      132,388
 Net realized gain (loss) ......................    (157,587)     180,406       57,827       353,554       34,009       53,160
 Unrealized appreciation (depreciation)
   on investments ..............................         402      (53,341)      72,516      (372,624)     206,122      106,953
                                                  ----------      -------      -------      --------      -------      -------
Increase in net assets from operations .........      27,582      466,184      408,813       134,806      407,573      292,501
                                                  ----------      -------      -------      --------      -------      -------
From capital transactions:
 Net premiums ..................................      11,471       94,743        8,422         1,000       12,358       23,572
 Loan interest .................................      (1,733)        (628)         (50)         (877)        (722)        (207)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ..............................     (45,936)          --           --       (18,545)      (2,000)     (60,123)
   Surrenders ..................................    (576,832)      (9,092)      (4,708)     (140,865)          --     (212,502)
   Loans .......................................     (34,516)     (29,617)     (37,253)      (50,344)       8,746       (9,140)
   Cost of insurance and
    administrative expense (note 3) ............     (62,108)     (45,518)     (32,765)      (31,968)     (29,942)     (23,520)
   Transfer gain (loss) and transfer
    fees .......................................     (53,899)      32,059        4,282         6,332          356          789
 Transfers from the Guarantee Account
   (note 1) ....................................      28,238           --           --        29,334       23,966        4,000
 Interfund transfers ...........................     191,267    2,226,116    1,526,214       108,424      447,254      240,604
                                                  ----------    ---------    ---------      --------      -------     --------
Increase (decrease) in net assets from
 capital transactions ..........................    (544,048)   2,268,063    1,464,142       (97,509)     460,016      (36,527)
                                                  ----------    ---------    ---------      --------      -------     --------
Increase (decrease) in net assets ..............    (516,466)   2,734,247    1,872,955        37,297      867,589      255,974
Net assets at beginning of year ................   6,677,721    3,943,474    2,070,519     3,211,025    2,343,436    2,087,462
                                                  ----------    ---------    ---------     ---------    ---------    ---------
Net assets at end of year ......................  $6,161,255    6,677,721    3,943,474     3,248,322    3,211,025    2,343,436
                                                  ==========    =========    =========     =========    =========    =========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                                                    VARIABLE INSURANCE PRODUCTS FUND
                                                   ------------------------------------------------------------------
                                                       MONEY MARKET PORTFOLIO             HIGH INCOME PORTFOLIO
                                                   -------------------------------   --------------------------------
                                                       PERIOD            YEAR            PERIOD             YEAR
                                                        ENDED            ENDED            ENDED            ENDED
                                                    DECEMBER 11,     DECEMBER 31,     DECEMBER 11,      DECEMBER 31,
                                                        1997             1996             1997              1996
                                                   --------------   --------------   --------------   ---------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...............    $     81,397          56,997           90,203           180,548
 Net realized gain (loss) ......................              --              --          185,532           (17,100)
 Unrealized appreciation (depreciation)
   on investments ..............................              --              --          (92,552)           27,229
                                                    ------------          ------          -------           -------
Increase in net assets from operations .........          81,397          56,997          183,183           190,677
                                                    ------------          ------          -------           -------
From capital transactions:
 Net premiums ..................................              --              --               --                --
 Loan interest .................................          (8,013)            720                6              (361)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ..............................              --              --               --           (59,986)
   Surrenders ..................................         (11,729)       (129,716)        (163,901)         (136,277)
   Loans .......................................         (17,933)        (17,326)          (6,459)           (1,885)
   Cost of insurance and
    administrative expense .....................          (8,075)        (14,528)         (11,738)          (16,160)
   Transfer gain (loss) and transfer
    fees .......................................         (66,375)         (2,554)         (44,309)            4,523
 Transfers from the Guarantee Account
   (note 1) ....................................              --           5,528               --                --
 Interfund transfers ...........................      (1,079,728)     (1,016,677)      (1,280,202)         (873,671)
                                                    ------------      ----------       ----------          --------
Increase (decrease) in net assets from
 capital transactions ..........................      (1,191,853)     (1,174,553)      (1,506,603)       (1,083,817)
                                                    ------------      ----------       ----------        ----------
Increase (decrease) in net assets ..............      (1,110,456)     (1,117,556)      (1,323,420)         (893,140)
Net assets at beginning of year ................       1,110,456       2,228,012        1,323,420         2,216,560
                                                    ------------      ----------       ----------        ----------
Net assets at end of year ......................    $         --       1,110,456               --         1,323,420
                                                    ============      ==========       ==========        ==========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998

                                            VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                            ---------------------------------------------
                                                       EQUITY-INCOME PORTFOLIO
                                            ---------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                  1998           1997           1996
                                            --------------- -------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income
   (expense) ..............................   $   789,135      1,096,993        272,689
 Net realized gain (loss) .................     1,283,354      1,197,816        500,603
 Unrealized appreciation
   (depreciation) on investments ..........      (494,927)     1,016,128        539,174
                                              -----------      ---------        -------
Increase in net assets from
 operations ...............................     1,577,562      3,310,937      1,312,466
                                              -----------      ---------      ---------
From capital transactions:
 Net premiums .............................       146,903        215,369         77,436
 Loan interest ............................       (10,898)        (5,772)        (6,953)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................       (61,020)       (18,249)       (92,711)
   Surrenders .............................      (222,133)       (71,914)      (373,251)
   Loans ..................................      (402,392)      (121,271)      (215,646)
   Cost of insurance and
    administrative expense ................      (167,638)      (151,529)      (114,634)
   Transfer gain (loss) and transfer
    fees ..................................        15,304         58,911         41,116
 Transfers (to) from the Guarantee
   Account (note 1) .......................       122,727        112,723        127,788
 Interfund transfers ......................      (202,161)       311,215      3,056,657
                                              -----------      ---------      ---------
Increase (decrease) in net assets from
 capital transactions .....................      (781,308)       329,483      2,499,802
                                              -----------      ---------      ---------
Increase (decrease) in net assets .........       796,254      3,640,420      3,812,268
Net assets at beginning of year ...........    16,029,679     12,389,259      8,576,991
                                              -----------     ----------      ---------
Net assets at end of year .................   $16,825,933     16,029,679     12,389,259
                                              ===========     ==========     ==========



                                                VARIABLE INSURANCE PRODUCTS FUND
                                                           (CONTINUED)
                                            -----------------------------------------
                                                        GROWTH PORTFOLIO
                                            -----------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                 1998           1997         1996
                                            -------------- ------------- ------------
Increase (decrease) in net assets
From operations:
 Net investment income
   (expense) ..............................    1,256,390       194,168      359,170
 Net realized gain (loss) .................    1,619,202     1,766,746      536,491
 Unrealized appreciation
   (depreciation) on investments ..........      667,154      (282,336)      31,232
                                               ---------     ---------      -------
Increase in net assets from
 operations ...............................    3,542,746     1,678,578      926,893
                                               ---------     ---------      -------
From capital transactions:
 Net premiums .............................       50,433        78,875       27,587
 Loan interest ............................      (17,111)       (3,060)      (3,910)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................      (24,255)       (1,634)     (73,221)
   Surrenders .............................     (572,105)      (28,946)     (32,373)
   Loans ..................................     (532,091)     (153,343)     (43,837)
   Cost of insurance and
    administrative expense ................     (123,718)      (99,653)     (83,276)
   Transfer gain (loss) and transfer
    fees ..................................      177,115        26,694       14,043
 Transfers (to) from the Guarantee
   Account (note 1) .......................      100,312        44,630      135,064
 Interfund transfers ......................      463,637        44,400    1,429,513
                                               ---------     ---------    ---------
Increase (decrease) in net assets from
 capital transactions .....................     (477,783)      (92,037)   1,369,590
                                               ---------     ---------    ---------
Increase (decrease) in net assets .........    3,064,963     1,586,541    2,296,483
Net assets at beginning of year ...........   10,392,552     8,806,011    6,509,528
                                              ----------     ---------    ---------
Net assets at end of year .................   13,457,515    10,392,552    8,806,011
                                              ==========    ==========    =========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                                          VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                                                        -------------------------------------------------
                                                                                       OVERSEAS PORTFOLIO
                                                                        -------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                             1998             1997              1996
                                                                        -------------   ---------------   ---------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ....................................    $  289,728           433,050            94,750
 Net realized gain (loss) ...........................................      (178,639)          801,884           517,315
 Unrealized appreciation (depreciation) on investments ..............       349,052          (489,713)          (15,497)
                                                                         ----------          --------           -------
Increase in net assets from operations ..............................       460,141           745,221           596,568
                                                                         ----------          --------           -------
From capital transactions:
 Net premiums .......................................................        19,010            12,810            10,673
 Loan interest ......................................................        (1,529)           (2,436)             (326)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...................................................       (30,475)               --           (10,056)
   Surrenders .......................................................      (214,745)          (26,126)          (99,794)
   Loans ............................................................       (93,248)         (140,934)          (49,140)
   Cost of insurance and administrative expense (note 3) ............       (47,188)          (59,162)          (67,126)
   Transfer gain (loss) and transfer fees ...........................        66,028           (12,801)           30,035
 Transfers (to) from Guarantee Account (note 1) .....................        (8,627)           61,472            47,987
 Interfund transfers ................................................       294,585        (1,392,016)       (2,098,908)
                                                                         ----------        ----------        ----------
Increase (decrease) in net assets from capital transactions .........       (16,189)       (1,559,193)       (2,236,655)
                                                                         ----------        ----------        ----------
Increase (decrease) in net assets ...................................       443,952          (813,972)       (1,640,087)
Net assets at beginning of period ...................................     4,562,572         5,376,544         7,016,631
                                                                         ----------        ----------        ----------
Net assets at end of period .........................................    $5,006,524         4,562,572         5,376,544
                                                                         ==========        ==========        ==========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                                                      VARIABLE INSURANCE PRODUCTS FUND II
                                             -------------------------------------------------------------------------------------
                                                       ASSET MANAGER PORTFOLIO                      CONTRAFUND PORTFOLIO
                                             -------------------------------------------- ----------------------------------------
                                                       YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                                   1998          1997           1996           1998          1997         1996
                                             --------------- ------------ --------------- -------------- ------------ ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...........   $ 1,088,201      885,930         447,121        347,724       68,315      (22,842)
 Net realized gain (loss) ..................       252,067      187,349         168,152      1,254,204      268,831      100,260
 Unrealized appreciation (depreciation)
   on investments ..........................       (67,659)     534,401         400,455        648,485      823,917      476,601
                                               -----------      -------         -------      ---------      -------      -------
Increase in net assets from operations .....     1,272,609    1,607,680       1,015,728      2,250,413    1,161,063      554,019
                                               -----------    ---------       ---------      ---------    ---------      -------
From capital transactions:
 Net premiums ..............................         2,300       98,687              --        177,753      171,916      139,592
 Loan interest .............................        (7,000)      (4,946)         (3,433)        (6,910)      (3,288)        (465)
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits ..........................       (41,112)    (149,074)             --        (24,991)      (1,797)     (20,796)
   Surrenders ..............................      (325,417)      (8,956)       (497,465)       (22,516)      (9,456)     (35,592)
   Loans ...................................      (241,371)     (97,092)       (368,309)       (85,784)    (118,554)     (41,285)
   Cost of insurance and administrative
    expense (note 3) .......................      (101,341)     (98,131)        (86,595)       (94,295)     (72,675)     (34,864)
   Transfer gain (loss) and transfer
    fees ...................................       (13,045)         397           2,356         59,824       34,177       58,463
 Transfers (to) from Guarantee Account
   (note 1) ................................        69,851       33,707           1,000         84,180      150,028      105,233
 Interfund transfers .......................       156,323      (59,803)       (122,445)       989,747    1,827,255    2,524,438
                                               -----------    ---------       ---------      ---------    ---------    ---------
Increase (decrease) in net assets from
 capital transactions ......................      (500,812)    (285,211)     (1,074,891)     1,077,008    1,977,606    2,694,724
                                               -----------    ---------      ----------      ---------    ---------    ---------
Increase (decrease) in net assets ..........       771,797    1,322,469         (59,163)     3,327,421    3,138,669    3,248,743
Net assets at beginning of period ..........     9,576,133    8,253,664       8,312,827      7,849,803    4,711,134    1,462,391
                                               -----------    ---------      ----------      ---------    ---------    ---------
Net assets at end of period ................   $10,347,930    9,576,133       8,253,664     11,177,224    7,849,803    4,711,134
                                               ===========    =========      ==========     ==========    =========    =========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                                                 VARIABLE INSURANCE PRODUCTS FUND III
                                                   ----------------------------------------------------------------
                                                      GROWTH & INCOME PORTFOLIO      GROWTH OPPORTUNITIES PORTFOLIO
                                                   -------------------------------   ------------------------------
                                                                      PERIOD FROM                      PERIOD FROM
                                                        YEAR            MAY 16,           YEAR           MAY 16,
                                                        ENDED           1997 TO           ENDED          1997 TO
                                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                        1998             1997             1998             1997
                                                   --------------   --------------   --------------   -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...............     $   (8,714)        (1,712)          12,355           (1,910)
 Net realized gain (loss) ......................        100,071          6,219           15,522              876
 Unrealized appreciation (depreciation)
   on investments ..............................         91,779         11,314           75,120           39,235
                                                     ----------         ------           ------           ------
Increase in net assets from operations .........        183,136         15,821          102,997           38,201
                                                     ----------         ------          -------           ------
From capital transactions:
 Net premiums ..................................         23,295         12,486           39,535           18,354
 Loan interest .................................           (393)            --             (134)              --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ..............................             --             --               --               --
   Surrenders ..................................             --             --               --               --
   Loans .......................................         (3,183)            --               --               --
   Cost of insurance and
    administrative expense (note 3) ............         (7,686)        (1,616)          (5,140)          (1,627)
   Transfer gain (loss) and transfer
    fees .......................................         28,249         10,283            1,640              (20)
 Transfers (to) from Guarantee
   Account (note 1) ............................         13,857             --            8,711            2,963
 Interfund transfers ...........................        357,477        373,471          145,247          293,576
                                                     ----------        -------          -------          -------
Increase (decrease) in net assets from
 capital transactions ..........................        411,616        394,624          189,859          313,246
                                                     ----------        -------          -------          -------
Increase (decrease) in net assets ..............        594,752        410,445          292,856          351,447
Net assets at beginning of period ..............        410,445             --          351,447               --
                                                     ----------        -------          -------          -------
Net assets at end of period ....................     $1,005,197        410,445          644,303          351,447
                                                     ==========        =======          =======          =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                           NEUBERGER & BERMAN ADVISERS
                                                 MANAGEMENT TRUST
                                          ------------------------------
                                                BALANCED PORTFOLIO
                                          ------------------------------
                                               PERIOD          YEAR
                                               ENDED           ENDED
                                            DECEMBER 11,   DECEMBER 31,
                                                1997           1996
                                          --------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income ..................  $      98,194      269,151
 Net realized gain (loss) ...............        315,380       13,816
 Unrealized appreciation
   (depreciation) on
   investments ..........................       (146,827)    (182,324)
                                           -------------     --------
Increase in net assets from
 operations .............................        266,747      100,643
                                           -------------     --------
From capital transactions:
 Net premiums ...........................             --           --
 Loan interest ..........................           (669)        (657)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................             --           --
   Surrenders ...........................        (19,398)     (27,861)
   Loans ................................         (4,103)     (34,817)
   Cost of insurance and
    administrative expense
    (note 3) ............................        (19,558)     (20,292)
   Transfer gain (loss) and
    transfer fees .......................            669        5,371
 Interfund transfers ....................     (2,096,250)     (79,871)
                                           -------------     --------
Decrease in net assets from capital
 transactions ...........................     (2,139,309)    (158,127)
                                           -------------     --------
Decrease in net assets ..................     (1,872,562)     (57,484)
Net assets at beginning of year .........      1,872,562    1,930,046
                                           -------------    ---------
Net assets at end of year ...............  $          --    1,872,562
                                           =============    =========



                                                 NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                          ----------------------------------------------------------
                                                 BOND PORTFOLIO               GROWTH PORTFOLIO
                                          ----------------------------- ----------------------------
                                              PERIOD          YEAR          PERIOD          YEAR
                                               ENDED          ENDED          ENDED         ENDED
                                           DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,
                                               1997           1996           1997           1996
                                          -------------- -------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income ..................      30,012         57,904         54,741        58,809
 Net realized gain (loss) ...............      (3,318)        (5,135)       150,610         5,513
 Unrealized appreciation
   (depreciation) on
   investments ..........................      (1,629)       (34,909)       (55,310)       (6,856)
                                               ------        -------        -------        ------
Increase in net assets from
 operations .............................      25,065         17,860        150,041        57,466
                                               ------        -------        -------        ------
From capital transactions:
 Net premiums ...........................          --             --             --            --
 Loan interest ..........................      (2,301)           258           (894)       (1,215)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................          --             --             --            --
   Surrenders ...........................          --        (43,768)            --            --
   Loans ................................      53,065        (55,969)        (7,618)           --
   Cost of insurance and
    administrative expense
    (note 3) ............................      (5,054)        (7,634)        (7,810)       (7,938)
   Transfer gain (loss) and
    transfer fees .......................     (38,185)        (5,840)        (1,185)         (482)
 Interfund transfers ....................    (670,024)      (163,478)      (881,910)      (74,169)
                                             --------       --------       --------       -------
Decrease in net assets from capital
 transactions ...........................    (662,499)      (276,431)      (899,417)      (83,804)
                                             --------       --------       --------       -------
Decrease in net assets ..................    (637,434)      (258,571)      (749,376)      (26,338)
Net assets at beginning of year .........     637,434        896,005        749,376       775,714
                                             --------       --------       --------       -------
Net assets at end of year ...............          --        637,434             --       749,376
                                             ========       ========       ========       =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                                      FEDERATED INVESTORS INSURANCE SERIES
                                                   ------------------------------------------
                                                            AMERICAN LEADERS FUND II
                                                   ------------------------------------------
                                                                                 PERIOD FROM
                                                                                 SEPTEMBER 5,
                                                                                   1996 TO
                                                     YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                        1998           1997          1996
                                                   -------------- ------------- -------------
Increase in net assets
From operations:
 Net investment income (expense) .................   $   31,236      (1,957)            36
 Net realized gain (loss) ........................       (4,077)     11,788             19
 Unrealized appreciation (depreciation)
   on investments ................................       58,884      53,148          2,855
                                                     ----------      --------        -----
Increase in net assets from operations ...........       86,043      62,979          2,910
                                                     ----------      --------        -----
From capital transactions:
 Net premiums ....................................       96,517      92,480             --
 Loan interest ...................................         (225)         (3)            --
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ................................           --          --             --
   Surrenders ....................................           --          --             --
   Loans .........................................      (12,883)        205             --
   Cost of insurance and administrative
    expense (note 3) .............................      (11,161)     (3,145)           (65)
   Transfer gain (loss) and transfer fees ........        2,778       1,084         (1,522)
 Transfers (to) from the Guarantee Account
   (note 1) ......................................       16,071       5,323            300
 Interfund transfers .............................      343,685     341,074         16,140
                                                     ----------     --------        ------
Increase (decrease) in net assets from capital
 transactions ....................................      434,782      437,018        14,853
                                                     ----------      --------       ------
Increase (decrease) in net assets ................      520,825      499,997        17,763
Net assets at beginning of period ................      517,760       17,763            --
                                                     ----------      --------       ------
Net assets at end of period ......................   $1,038,585      517,760        17,763
                                                     ==========      ========       ======



                                                      FEDERATED INVESTORS INSURANCE SERIES
                                                   ------------------------------------------
                                                            HIGH INCOME BOND FUND II
                                                   ------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                         1998           1997         1996
                                                   --------------- ------------- ------------
Increase in net assets
From operations:
 Net investment income (expense) .................        44,079        34,274       30,654
 Net realized gain (loss) ........................        85,989         5,827        1,726
 Unrealized appreciation (depreciation)
   on investments ................................       (90,012)       55,167       27,920
                                                         -------        ------       ------
Increase in net assets from operations ...........        40,056        95,268       60,300
                                                         -------        ------       ------
From capital transactions:
 Net premiums ....................................        28,358        43,594           --
 Loan interest ...................................          (409)       (1,353)          --
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ................................            --            --           --
   Surrenders ....................................            --            --           --
   Loans .........................................       (14,686)      (11,473)     (40,000)
   Cost of insurance and administrative
    expense (note 3) .............................       (14,411)       (8,961)      (4,447)
   Transfer gain (loss) and transfer fees ........           706          (359)         100
 Transfers (to) from the Guarantee Account
   (note 1) ......................................         6,031         5,441       (6,742)
 Interfund transfers .............................    (1,149,736)    1,432,858      571,170
                                                      ----------     ---------      -------
Increase (decrease) in net assets from capital
 transactions ....................................    (1,144,147)    1,459,747      520,081
                                                      ----------     ---------      -------
Increase (decrease) in net assets ................    (1,104,091)    1,555,015      580,381
Net assets at beginning of period ................     2,233,614       678,599       98,218
                                                      ----------     ---------      -------
Net assets at end of period ......................     1,129,523     2,233,614      678,599
                                                      ==========     =========      =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                                                          FEDERATED INVESTORS INSURANCE SERIES
                                                                                      (CONTINUED)
                                                                        ----------------------------------------
                                                                                    UTILITY FUND II
                                                                        ----------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                            1998           1997          1996
                                                                        ------------   ------------   ----------
Increase in net assets
From operations:
 Net investment income (expense) ....................................    $  22,802          8,360        4,472
 Net realized gain (loss) ...........................................       25,956         11,484        9,190
 Unrealized appreciation (depreciation) on investments ..............        8,478         50,092        5,651
                                                                         ---------         ------        -----
Increase in net assets from operations ..............................       57,236         69,936       19,313
                                                                         ---------         ------       ------
From capital transactions:
 Net premiums .......................................................       21,133             --           --
 Loan interest ......................................................         (807)           (55)        (110)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...................................................           --             --           --
   Surrenders .......................................................           --             --           --
   Loans ............................................................      (18,860)       (34,631)      (2,022)
   Cost of insurance and administrative expense (note 3) ............       (5,595)        (3,486)      (1,683)
   Transfer gain (loss) and transfer fees ...........................          690          2,314         (364)
 Transfers (to) from the Guarantee Account (note 1) .................           --         10,521        3,000
 Interfund transfers ................................................       79,433        107,029      130,977
                                                                         ---------        -------      -------
Increase (decrease) in net assets from capital transactions .........       75,994         81,692      129,798
                                                                         ---------        -------      -------
Increase (decrease) in net assets ...................................      133,230        151,628      149,111
Net assets at beginning of period ...................................      393,340        241,712       92,601
                                                                         ---------        -------      -------
Net assets at end of period .........................................    $ 526,570        393,340      241,712
                                                                         =========        =======      =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                                                             ALGER AMERICAN FUND
                                              ---------------------------------------------------------------------------------
                                                        SMALL CAP PORTFOLIO                        GROWTH PORTFOLIO
                                              ---------------------------------------- ----------------------------------------
                                                      YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
                                                   1998         1997          1996         1998          1997          1996
                                              ------------- ------------ ------------- ------------ ------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ............  $  185,984       24,230        (7,102)     328,974        (5,714)        6,391
 Net realized gain (loss) ...................    (361,335)     155,266       (13,977)     342,335       121,886        (8,548)
 Unrealized appreciation (depreciation)
   on investments ...........................     411,856      (23,084)      (18,580)     332,102       195,886        27,545
                                               ----------      -------       -------      -------       -------        ------
Increase (decrease) in net assets from
 operations .................................     236,505      156,412       (39,659)   1,003,411       312,058        25,388
                                               ----------      -------       -------    ---------       -------        ------
From capital transactions:
 Net premiums ...............................      53,010       88,579        22,914       49,615        23,449        11,882
 Loan interest ..............................        (394)           2            68         (929)         (449)      (11,178)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ...........................     (13,545)          --       (11,290)     (19,533)           --            --
   Surrenders ...............................     (70,773)      (1,243)      (40,820)     (43,795)       (4,963)         (716)
   Loans ....................................      22,480      (51,090)      (33,607)     (69,736)      (60,475)      (10,642)
   Cost of insurance and
    administrative expense (note 3) .........     (19,635)     (17,890)      (10,161)     (27,911)      (20,884)       (7,424)
   Transfer gain (loss) and transfer
    fees ....................................      68,756       (6,935)        5,384       30,431       (16,706)        9,692
 Transfers (to) from the Guarantee
   Account (note 1) .........................      23,461       72,126           929       35,331        25,127         5,392
 Interfund transfers ........................   1,262,264      148,081       863,942      631,892       147,496     1,228,789
                                               ----------      -------       -------    ---------       -------     ---------
Increase (decrease) in net assets from
 capital transactions .......................   1,325,624      231,630       797,359      585,365        92,595     1,225,795
                                               ----------      -------       -------    ---------       -------     ---------
Increase in net assets ......................   1,562,129      388,042       757,700    1,588,776       404,653     1,251,183
Net assets at beginning of period ...........   1,460,157    1,072,115       314,415    1,756,776     1,352,123       100,940
                                               ----------    ---------       -------    ---------     ---------     ---------
Net assets at end of period .................  $3,022,286    1,460,157     1,072,115    3,345,552     1,756,776     1,352,123
                                               ==========    =========     =========    =========     =========     =========

                     IFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                                                                      PBHG INSURANCE SERIES FUND
                                                                      ----------------------------------------------------------
                                                                          PBHG LARGE CAP GROWTH
                                                                                PORTFOLIO             PBHG GROWTH II PORTFOLIO
                                                                      ----------------------------- ----------------------------
                                                                                       PERIOD FROM                  PERIOD FROM
                                                                           YEAR         JULY 22,         YEAR         MAY 22,
                                                                           ENDED         1997 TO         ENDED        1997 TO
                                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                           1998           1997           1998           1997
                                                                      -------------- -------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ....................................   $  (1,340)        (205)          (1,328)        (540)
 Net realized gain (loss) ...........................................      12,396           (1)          36,908        1,296
 Unrealized appreciation (depreciation) on investments ..............      11,365          656           15,978         (846)
                                                                        ---------         ------         ------        -----
Increase (decrease) in net assets from operations ...................      22,421          450           51,558          (90)
                                                                        ---------         ------         ------        -----
From capital transactions:
 Net premiums .......................................................          --           --            3,717        4,615
 Loan interest ......................................................          --           --              (58)          --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ...................................................          --           --               --           --
   Surrenders .......................................................      (3,629)          --               --           --
   Loans ............................................................        (817)          --               --           --
   Cost of insurance and administrative expense
    (note 3) ........................................................      (2,407)        (134)          (1,168)        (460)
   Transfer gain (loss) and transfer fees ...........................      (2,844)          53          (36,339)       1,309
 Transfers (to) from the Guarantee Account (note 1) .................          --        3,269           25,929        2,518
 Interfund transfers ................................................      (8,883)       28,216           2,248       84,214
                                                                        ---------        -------        -------       ------
Increase (decrease) in net assets from capital transactions .........     (18,580)       31,404          (5,671)      92,196
                                                                        ---------        -------        -------       ------
Increase in net assets ..............................................       3,841        31,854          45,887       92,106
Net assets at beginning of period ...................................      31,854           --           92,106           --
                                                                        ---------        -------        -------       ------
Net assets at end of period .........................................   $  35,695        31,854         137,993       92,106
                                                                        =========        =======        =======       ======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                                               JANUS ASPEN SERIES
                                                    ----------------------------------------
                                                          AGGRESSIVE GROWTH PORTFOLIO
                                                    ----------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                         1998         1997          1996
                                                    ------------- ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..................  $  (31,583)     (28,915)       (6,598)
 Net realized gain ................................     678,326      192,226       267,683
 Unrealized appreciation (depreciation)
   on investments .................................     307,545       99,444      (112,622)
                                                     ----------      -------      --------
Increase in net assets from operations ............     954,288      262,755       148,463
                                                     ----------      -------      --------
From capital transactions:
 Net premiums .....................................      42,148       60,192         3,031
 Loan interest ....................................      (1,997)         (77)         (266)
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits .................................          --           --            --
   Surrenders .....................................      (9,219)        (318)      (48,757)
   Loans ..........................................     (24,856)     (68,184)       (2,874)
   Cost of insurance and administrative
    expense (note 3) ..............................     (25,282)     (24,702)      (20,310)
   Transfer gain (loss) and transfer fees .........    (164,381)      43,699        (3,623)
 Transfers (to) from the Guarantee
   Account (note 1) ...............................       8,345       34,546        10,008
 Interfund transfers ..............................    (793,229)     503,885       (61,164)
                                                     ----------      -------      --------
Increase (decrease) in net assets from
 capital transactions .............................    (968,471)     549,041      (123,955)
                                                     ----------      -------      --------
Increase (decrease) in net assets .................     (14,183)     811,796        24,508
Net assets at beginning of period .................   2,788,472    1,976,676     1,952,168
                                                     ----------    ---------     ---------
Net assets at end of period .......................  $2,774,289    2,788,472     1,976,676
                                                     ==========    =========     =========



                                                               JANUS ASPEN SERIES
                                                    ----------------------------------------
                                                                GROWTH PORTFOLIO
                                                    ----------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                        1998          1997          1996
                                                    ------------ ------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..................    268,639        62,948        31,388
 Net realized gain ................................    870,857       243,734       132,138
 Unrealized appreciation (depreciation)
   on investments .................................    434,354       376,858       144,223
                                                       -------       -------       -------
Increase in net assets from operations ............  1,573,850       683,540       307,749
                                                     ---------       -------       -------
From capital transactions:
 Net premiums .....................................     64,698       100,831        24,787
 Loan interest ....................................     (5,496)         (600)       (1,074)
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits .................................         --            --            --
   Surrenders .....................................   (103,135)      (11,331)      (24,314)
   Loans ..........................................   (159,214)     (101,750)      (75,374)
   Cost of insurance and administrative
    expense (note 3) ..............................    (55,256)      (43,347)      (23,158)
   Transfer gain (loss) and transfer fees .........     16,223           594           435
 Transfers (to) from the Guarantee
   Account (note 1) ...............................     18,355        84,063        65,687
 Interfund transfers ..............................    305,817     1,105,318     1,204,517
                                                     ---------     ---------     ---------
Increase (decrease) in net assets from
 capital transactions .............................     81,992     1,133,778     1,171,506
                                                     ---------     ---------     ---------
Increase (decrease) in net assets .................  1,655,842     1,817,318     1,479,255
Net assets at beginning of period .................  4,604,206     2,786,888     1,307,633
                                                     ---------     ---------     ---------
Net assets at end of period .......................  6,260,048     4,604,206     2,786,888
                                                     =========     =========     =========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                          JANUS ASPEN SERIES (CONTINUED)
                                                    ------------------------------------------
                                                            WORLDWIDE GROWTH PORTFOLIO
                                                    ------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                          1998          1997          1996
                                                    --------------- ------------ -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..................   $   265,703       22,598        19,102
 Net realized gain ................................     1,535,984      457,649       156,316
 Unrealized appreciation (depreciation) on
   investments ....................................       417,036      666,571       498,790
                                                      -----------      -------       -------
Increase in net assets from operations ............     2,218,723    1,146,818       674,208
                                                      -----------    ---------       -------
From capital transactions:
 Net premiums .....................................       276,172      334,686          (533)
 Loan interest ....................................        (3,134)        (933)       95,498
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits .................................       (68,985)      (1,737)           --
   Surrenders .....................................      (104,833)      (5,393)      (27,186)
   Loans ..........................................       (97,145)     (74,934)      (15,174)
   Cost of insurance and administrative
    expense (note 3) ..............................      (110,038)     (79,593)      (34,706)
   Transfer gain (loss) and transfer fees .........        12,636       14,879           685
 Transfers (to) from the Guarantee
   Account (note 1) ...............................       (12,929)     109,443        43,645
 Interfund transfers ..............................       863,455    1,831,317     2,870,698
                                                      -----------    ---------     ---------
Increase (decrease) in net assets from
 capital transactions .............................       755,199    2,127,735     2,932,927
                                                      -----------    ---------     ---------
Increase (decrease) in net assets .................     2,973,922    3,274,553     3,607,135
Net assets at beginning of period .................     8,226,390    4,951,837     1,344,702
                                                      -----------    ---------     ---------
Net assets at end of period .......................   $11,200,312    8,226,390     4,951,837
                                                      ===========    =========     =========


                                                        JANUS ASPEN SERIES (CONTINUED)
                                                    --------------------------------------
                                                              BALANCED PORTFOLIO
                                                    --------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                        1998          1997         1996
                                                    ------------ ------------- -----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..................    129,416        39,186       6,506
 Net realized gain ................................     75,042        16,368       3,534
 Unrealized appreciation (depreciation) on
   investments ....................................  1,021,865       172,861      38,227
                                                     ---------       -------      ------
Increase in net assets from operations ............  1,226,323       228,415      48,267
                                                     ---------       -------      ------
From capital transactions:
 Net premiums .....................................     20,390        32,001          --
 Loan interest ....................................     (4,091)          (48)     53,887
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits .................................    (18,660)           --          --
   Surrenders .....................................     (5,329)       (2,416)         --
   Loans ..........................................    (78,415)       26,990      (1,996)
   Cost of insurance and administrative
    expense (note 3) ..............................    (43,371)      (13,436)     (3,985)
   Transfer gain (loss) and transfer fees .........        989           606        (851)
 Transfers (to) from the Guarantee
   Account (note 1) ...............................     46,495        41,217      45,923
 Interfund transfers ..............................    395,097     2,601,676     457,706
                                                     ---------     ---------     -------
Increase (decrease) in net assets from
 capital transactions .............................    313,105     2,686,590     550,684
                                                     ---------     ---------     -------
Increase (decrease) in net assets .................  1,539,428     2,915,005     598,951
Net assets at beginning of period .................  3,545,518       630,513      31,562
                                                     ---------     ---------     -------
Net assets at end of period .......................  5,084,946     3,545,518     630,513
                                                     =========     =========     =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998



                                                       JANUS ASPEN SERIES (CONTINUED)
                                                    -------------------------------------
                                                          FLEXIBLE INCOME PORTFOLIO
                                                    -------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                        1998         1997         1996
                                                    ------------ ------------ -----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..................  $  18,932        9,796       8,453
 Net realized gain (loss) .........................      2,524        3,107         111
 Unrealized appreciation (depreciation) on
   investments ....................................      3,399        4,489         585
                                                     ---------        -----       -----
Increase (decrease) in net assets from
 operations .......................................     24,855       17,392       9,149
                                                     ---------       ------       -----
From capital transactions:
   Net premiums ...................................      5,245       21,946         (18)
   Loan interest ..................................       (324)         (28)         --
   Transfers (to) from the general
    account of Life of Virginia:
   Death benefits .................................         --           --          --
   Surrenders .....................................    (52,087)          --          --
   Loans ..........................................     21,183      (30,720)     (4,791)
   Cost of insurance and administrative
    expense (note 3) ..............................     (3,675)      (1,977)       (963)
   Transfer gain (loss) and transfer fees .........       (208)        (429)       (200)
 Transfers (to) from the Guarantee
   Account (note 1) ...............................         85        3,243          --
 Interfund transfers ..............................    269,008        3,106     149,346
                                                     ---------      -------     -------
Increase (decrease) in net assets from
 capital transactions .............................    239,227       (4,859)    143,374
                                                     ---------      -------     -------
Increase in net assets ............................    264,082       12,533     152,523
Net assets at beginning of period .................    172,004      159,471       6,948
                                                     ---------      -------     -------
Net assets at end of period .......................  $ 436,086      172,004     159,471
                                                     =========      =======     =======

                                                         JANUS ASPEN SERIES (CONTINUED)
                                                    -----------------------------------------
                                                         INTERNATIONAL GROWTH PORTFOLIO
                                                    -----------------------------------------
                                                                                 PERIOD FROM
                                                                                   JUNE 5,
                                                                                   1996 TO
                                                      YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                         1998          1997          1996
                                                    ------------- ------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..................      30,676        (5,942)       1,086
 Net realized gain (loss) .........................     171,620       145,208        2,328
 Unrealized appreciation (depreciation) on
   investments ....................................     158,124        45,943       17,399
                                                        -------       -------       ------
Increase (decrease) in net assets from
 operations .......................................     360,420       185,209       20,813
                                                        -------       -------       ------
From capital transactions:
   Net premiums ...................................      36,145        60,001           --
   Loan interest ..................................        (617)       (1,662)          --
   Transfers (to) from the general
    account of Life of Virginia:
   Death benefits .................................     (11,677)           --           --
   Surrenders .....................................     (60,448)           --           --
   Loans ..........................................       4,516       (10,000)          --
   Cost of insurance and administrative
    expense (note 3) ..............................     (24,306)      (16,021)        (958)
   Transfer gain (loss) and transfer fees .........      59,856        12,507           58
 Transfers (to) from the Guarantee
   Account (note 1) ...............................      77,727       122,804       10,500
 Interfund transfers ..............................     813,972     1,044,932      359,635
                                                        -------     ---------      -------
Increase (decrease) in net assets from
 capital transactions .............................     895,168     1,212,561      369,235
                                                        -------     ---------      -------
Increase in net assets ............................   1,255,588     1,397,770      390,048
Net assets at beginning of period .................   1,787,818       390,048           --
                                                      ---------     ---------      -------
Net assets at end of period .......................   3,043,406     1,787,818      390,048
                                                      =========     =========      =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                               DECEMBER 31, 1998


                                                                                                    GOLDMAN SACHS VARIABLE
                                                                                                          INSURANCE
                                                              JANUS ASPEN SERIES (CONTINUED)              TRUST FUND
                                                              -------------------------------   ------------------------------
                                                                                                  GROWTH AND        MID CAP
                                                              CAPITAL APPRECIATION PORTFOLIO      INCOME FUND     EQUITY FUND
                                                              -------------------------------   --------------   -------------
                                                                                 PERIOD FROM      PERIOD FROM     PERIOD FROM
                                                                   YEAR            MAY 22,        OCTOBER 6,        JUNE 25,
                                                                   ENDED           1997 TO          1998 TO         1998 TO
                                                               DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                   1998             1997             1998             1998
                                                              --------------   --------------   --------------   -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..........................     $  (5,716)            (75)             37              425
 Net realized gain (loss) .................................       225,641          (7,519)             58              (16)
 Unrealized appreciation (depreciation) on
   investments ............................................        56,754            (582)             49              196
                                                                ---------          ------              --              ---
Increase (decrease) in net assets from operations .........       276,679          (8,176)            144              605
                                                                ---------          ------             ---              ---
From capital transactions:
   Net premiums ...........................................        12,000              --              --               --
   Loan interest ..........................................            --              --              --               --
   Transfers (to) from the general account of
    Life of Virginia:
   Death benefits .........................................            --              --              --               --
   Surrenders .............................................            --              --              --               --
   Loans ..................................................       (37,337)             --              --               --
   Cost of insurance and administrative expense
    (note 3) ..............................................        (8,261)           (181)            (10)            (279)
   Transfer gain (loss) and transfer fees .................        (4,436)            (24)             63              116
 Transfers (to) from the Guarantee Account
   (note 1) ...............................................            --              --              --               --
 Interfund transfers ......................................       677,289          20,306           5,092           79,827
                                                                ---------          ------           -----           ------
Increase (decrease) in net assets from capital
 transactions .............................................       639,255          20,101           5,145           79,664
                                                                ---------          ------           -----           ------
Increase in net assets ....................................       915,934          11,925           5,289           80,269
Net assets at beginning of period .........................        11,925              --              --               --
                                                                ---------          ------           -----           ------
Net assets at end of period ...............................     $ 927,859          11,925           5,289           80,269
                                                                =========          ======           =====           ======

                See accompanying notes to financial statements.

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III


                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998


(1) DESCRIPTION OF ENTITY

     Life of Virginia Separate Account III (the Account) is a separate investment account established in 1986 by The Life Insurance Company of Virginia (Life of Virginia) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for variable life insurance policies issued by Life of Virginia. Life of Virginia is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. Eighty percent of the capital stock of Life of Virginia is owned by General Electric Capital Assurance Company. The remaining 20% is owned by GE Financial Assurance Holdings, Inc. General Electric Capital Assurance Company and GE Financial Assurance Holdings, Inc. are indirect, wholly-owned subsidiaries of General Electric Capital Corporation ("GE Capital"). GE Capital, a diversified financial services company, is a wholly-owned subsidiary of General Electric Company (GE), a New York corporation. Prior to April 1, 1996, Life of Virginia was an indirect wholly-owned subsidiary of Aon Corporation (Aon).

     In October 1998, three new investment subdivisions were added to the Account. The Investors Fund, Strategic Bond Fund, and the Total Return Fund each invest solely in a designated portfolio of the Salomon Brothers Variable Series Fund. All designated portfolios described above are series type mutual funds.

     In May 1998, three new investment subdivisions were added to the Account. The U.S. Equity Fund invests solely in a designated portfolio of the GE Investments Funds, Inc. The Growth and Income, and Mid Cap Equity Funds each invest solely in a designated portfolio of the Goldman Sachs Variable Insurance Trust Fund. All designated portfolios described above are series type mutual funds.

     In May 1997, seven new investment subdivisions were added to the Account. The Growth & Income Portfolio and Growth Opportunities Portfolio each invest solely in a designated portfolio of the Variable Insurance Products Fund III. The Global Income Fund and the Value Equity Fund each invest solely in a designated portfolio of the GE Investments Funds, Inc. The Capital Appreciation Portfolio invests solely in a designated portfolio of the Janus Aspen Series. The Growth II Portfolio and the Large Cap Growth Portfolio each invest solely in a designated portfolio of the PBHG Insurance Series Fund. All designated portfolios described above are series type mutual funds.

     On December 12, 1997, the Account added the GE Investments Funds, Inc.--Income Fund as a new investment subdivision and made the following substitutions of shares held by the investment subdivisions:



   BEFORE THE SUBSTITUTION                            AFTER THE SUBSTITUTION
   Shares of Money Market Portfolio -- Variable       Shares of Money Market Fund -- GE Investments
   Insurance Products Fund                            Funds, Inc.
   Shares of Money Fund -- Oppenheimer Variable       Shares of Money Market Fund -- GE Investments
   Account Funds                                      Funds, Inc.
   Shares of Government Securities Fund -- GE         Shares of Income Fund -- GE Investments Funds, Inc.
   Investments Funds, Inc.
   Shares of Bond Portfolio -- Neuberger & Berman     Shares of Income Fund -- GE Investments Funds, Inc.
   Advisers Management Trust
   Shares of High Income Portfolio -- Variable        Shares of High Income Fund -- Oppenheimer Variable
   Insurance Products Fund                            Account Funds
   Shares of Growth Portfolio -- Neuberger & Berman   Shares of Growth Portfolio -- Variable Insurance
   Advisers Management Trust                          Products Fund
   Shares of Balanced Portfolio -- Neuberger &        Shares of Balanced Portfolio -- Janus Aspen Series
   Berman Advisers Management Trust

     The foregoing substitutions were carried out pursuant to an order of the Securities and Exchange Commission (Commission) issued on December 11, 1997, with the approval of any necessary department of insurance. The effect of such a share substitution was to replace certain portfolios of Variable Insurance Products Fund, Oppenheimer Variable Account Funds, GE Investments Funds, Inc., and Neuberger & Berman Advisers Management Trust with those of GE Investments Funds, Inc., Oppenheimer Variable Account Funds, Variable Insurance Products Fund, and Janus Aspen Series.

     In May 1996, two new investment subdivisions were added to the Account. One of these subdivisions, the International Growth Portfolio, invests solely in a designated portfolio of the Janus Aspen Series, a series type mutual fund. The other

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(1) DESCRIPTION OF ENTITY -- Continued

new subdivision, the American Leaders Fund II, invests solely in a designated portfolio of the Federated Investors Insurance Series, a series type mutual fund.

     For policies issued after May 1, 1995, some policyowners may transfer cash values between the Account's portfolios and the Guarantee Account that is part of the general account of Life of Virginia. Amounts transferred to the Guarantee Account earn interest at the interest rate effective at the time of such transfer and remain in effect for one year, after which a new rate may be declared.


(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     (A) INVESTMENTS

     Investments are stated at fair value which is based on the underlying net asset value per share of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.

     The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or period ended December 31, 1998, were:


                                            COST OF          PROCEEDS
                                             SHARES            FROM
FUND/PORTFOLIO                              ACQUIRED        SHARES SOLD
-------------------------------------   ---------------   --------------
GE Investments Funds, Inc.:
 S&P 500 Index ......................    $ 27,218,449       25,079,333
 Money Market .......................     264,936,313      265,566,838
 Total Return .......................         378,075          445,895
 International Equity ...............       1,059,286        1,020,330
 Real Estate Securities .............         448,245          581,063
 Global Income ......................          14,054              544
 Value Equity .......................       6,058,766        5,781,494
 Income .............................         436,325          271,027
 U.S. Equity ........................          25,071           14,149
Oppenheimer Variable Account Funds:
 Bond ...............................      29,944,577       31,105,031
 Capital Appreciation ...............      52,671,648       53,748,619
 Growth .............................      12,723,537       12,402,066
 High Income ........................      34,470,779       32,744,079
 Multiple Strategies ................       4,786,911        4,720,639
Variable Insurance Products Fund:
 Equity-Income ......................       9,090,858        8,840,402
 Growth .............................     111,621,940      110,781,654
 Overseas ...........................      16,515,111       16,227,529
Variable Insurance Products Fund II:
 Asset Manager ......................       2,526,675        1,924,064
 Contrafund .........................      13,766,933       12,248,577
Variable Insurance Products Fund III:
 Growth and Income ..................       6,255,114        5,850,535
 Growth Opportunities ...............         341,093          137,283
Federated Investors Insurance Series:
 American Leaders II ................         831,620          362,093
 High Income Bond II ................       4,254,817        5,354,145
 Utility II .........................         338,932          236,489

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                             COST OF        PROCEEDS
                                              SHARES          FROM
FUND/PORTFOLIO                               ACQUIRED      SHARES SOLD
---------------------------------------   -------------   ------------
Alger American Fund:
 Small Cap ............................    $ 5,870,967      4,352,529
 Growth ...............................      6,196,569      5,270,632
PBHG Insurance Series Fund:
 PBHG Large Cap Growth ................      4,106,152      4,109,381
 PBHG Growth II .......................      2,556,295      2,560,662
Janus Aspen Series:
 Aggressive Growth ....................      9,329,303     10,202,804
 Growth ...............................      8,188,817      7,824,471
 Worldwide Growth .....................     10,623,313      9,541,416
 Balanced .............................        998,549        507,678
 Flexible Income ......................        362,164        103,470
 International Growth .................     13,627,793     12,681,934
 Capital Appreciation .................     28,579,287     27,950,648
Goldman Sachs Variable Insurance Trust:
 Growth and Income ....................          6,855          1,667
 Mid Cap Equity .......................         80,916            640

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued


     (B) CAPITAL TRANSACTIONS

     The increase (decrease) of outstanding units from capital transactions for the years or lesser periods ended December 31, 1998, 1997 and 1996 are as follows:


                                                          GE INVESTMENTS FUNDS, INC.
                                                          ---------------------------
                                                             S&P 500     GOVERNMENT
                                                              INDEX      SECURITIES
                                                              FUND          FUND
                                                          ------------ --------------
Units outstanding at December 31, 1995 ..................   39,687         45,046
                                                            --------       ------
 Net premiums ...........................................       --             --
 Loan interest ..........................................         (2)            (1)
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits .......................................   (2,944)            --
   Surrenders ...........................................     (365)        (1,455)
   Loans ................................................     (982)           (84)
   Cost of insurance and administrative expense .........     (502)          (457)
 Transfers (to) from the Guarantee Account ..............    1,692           (177)
 Interfund transfers ....................................   22,032            682
                                                            --------       --------
Net increase (decrease) in units from capital
 transactions ...........................................   18,929         (1,492)
                                                            --------       --------
Units outstanding at December 31, 1996 ..................   58,616         43,554
                                                            --------       --------
 Net premiums ...........................................      918            705
 Loan interest ..........................................      (15)           (24)
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits .......................................      (56)            --
   Surrenders ...........................................   (1,568)       (14,115)
   Loans ................................................     (310)        (1,284)
   Cost of insurance and administrative expense .........     (770)          (447)
 Transfers (to) from the Guarantee Account ..............    1,030             15
 Interfund transfers ....................................   35,756        (28,404)
                                                            --------      ---------
Net increase (decrease) in units from capital
 transactions ...........................................   34,985        (43,554)
                                                            --------      ---------
Units outstanding at December 31, 1997 ..................   93,601             --
                                                            --------      ---------
 Net premiums ...........................................   10,503             --
 Loan interest ..........................................      (51)            --
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits .......................................     (776)            --
   Surrenders ...........................................   (3,536)            --
   Loans ................................................     (258)            --
   Cost of insurance and administrative expense .........   (1,578)            --
 Transfers (to) from the Guarantee Account ..............    4,508             --
 Interfund transfers ....................................   38,024             --
                                                            --------      ---------
Net increase (decrease) in units from capital
 transactions ...........................................   46,836             --
                                                            --------      ---------
Units outstanding at December 31, 1998 ..................   140,437            --
                                                            ========      =========



                                                                   GE INVESTMENTS FUNDS, INC.
                                                          ---------------------------------------------
                                                               MONEY           TOTAL      INTERNATIONAL
                                                               MARKET         RETURN         EQUITY
                                                                FUND           FUND           FUND
                                                          --------------- -------------- --------------
Units outstanding at December 31, 1995 ..................       412,193      53,713          20,127
                                                                -------      --------        ------
 Net premiums ...........................................     1,523,788          --              --
 Loan interest ..........................................            60            (7)           --
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits .......................................        (2,190)         --              --
   Surrenders ...........................................       (20,965)     (5,166)             --
   Loans ................................................       (80,419)         --              67
   Cost of insurance and administrative expense .........        (8,609)       (646)           (384)
 Transfers (to) from the Guarantee Account ..............       (34,420)      1,981              --
 Interfund transfers ....................................    (1,106,323)     12,921          49,244
                                                             ----------      --------        ------
Net increase (decrease) in units from capital
 transactions ...........................................       270,922       9,083          48,927
                                                             ----------      --------        ------
Units outstanding at December 31, 1996 ..................       683,115      62,796          69,054
                                                             ----------      --------        ------
 Net premiums ...........................................       888,521       1,582              69
 Loan interest ..........................................         1,522           3                (1)
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits .......................................            --      (5,200)             --
   Surrenders ...........................................        (4,893)       (404)             --
   Loans ................................................       (15,590)     (1,334)            123
   Cost of insurance and administrative expense .........        (7,485)       (686)           (623)
 Transfers (to) from the Guarantee Account ..............        (1,925)      1,924              --
 Interfund transfers ....................................      (795,469)      5,670         (48,010)
                                                             ----------      --------       ---------
Net increase (decrease) in units from capital
 transactions ...........................................        64,681       1,555         (48,442)
                                                             ----------      --------       ---------
Units outstanding at December 31, 1997 ..................       747,796      64,351          20,612
                                                             ----------      --------       ---------
 Net premiums ...........................................       618,502         457             (63)
 Loan interest ..........................................           939            (4)            3
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits .......................................          (579)         --              --
   Surrenders ...........................................       (29,501)     (5,534)             --
   Loans ................................................       (62,560)     (1,140)           (230)
   Cost of insurance and administrative expense .........        (8,969)       (602)            231
 Transfers (to) from the Guarantee Account ..............        (3,439)        353          (1,473)
 Interfund transfers ....................................      (569,612)      1,764           1,669
                                                             ----------      --------       ---------
Net increase (decrease) in units from capital
 transactions ...........................................       (55,219)     (4,706)            137
                                                             ----------      --------       ---------
Units outstanding at December 31, 1998 ..................       692,577      59,645          20,749
                                                             ==========      ========       =========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                               GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                                     -----------------------------------------------------------
                                                                      REAL ESTATE     GLOBAL       VALUE                  U.S.
                                                                       SECURITIES     INCOME      EQUITY      INCOME     EQUITY
                                                                          FUND         FUND        FUND        FUND       FUND
                                                                     ------------- ------------ ---------- ----------- ---------
Units outstanding at December 31, 1995 .............................         34         --            --          --      --
                                                                             --         --            --          --      --
 Net premiums ......................................................        753         --            --          --      --
 Loan interest .....................................................         --         --            --          --      --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --         --            --          --      --
   Surrenders ......................................................         --         --            --          --      --
   Loans ...........................................................         --         --            --          --      --
   Cost of insurance and administrative expense ....................        (95)        --            --          --      --
 Transfers (to) from the Guarantee Account .........................         --         --            --          --      --
 Interfund transfers ...............................................     13,935         --            --          --      --
                                                                         ------         --            --          --      --
Net increase (decrease) in units from capital transactions .........     14,593         --            --          --      --
                                                                         ------         --            --          --      --
Units outstanding at December 31, 1996 .............................     14,627         --            --          --      --
                                                                         ------         --            --          --      --
 Net premiums ......................................................      3,906         --           356          --      --
 Loan interest .....................................................         --         --            --          --      --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --         --            --          --      --
   Surrenders ......................................................         --         --            --          --      --
   Loans ...........................................................     (1,039)        --            --        (240)     --
   Cost of insurance and administrative expense ....................       (570)          (2)        (48)        (74)     --
 Transfers (to) from the Guarantee Account .........................        203         --            --          --      --
 Interfund transfers ...............................................     41,075       1,338       18,848     122,212      --
                                                                         ------       ------      ------     -------      ----
Net increase (decrease) in units from capital transactions .........     43,575       1,336       19,156     121,898      --
                                                                         ------       ------      ------     -------      ----
Units outstanding at December 31, 1997 .............................     58,202       1,336       19,156     121,898      --
                                                                         ------       ------      ------     -------      ----
 Net premiums ......................................................      2,573         --         1,214           1      --
 Loan interest .....................................................        (12)        --           (63)       (366)     --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --         --            --          --      --
   Surrenders ......................................................       (181)        --            --        (252)     --
   Loans ...........................................................       (955)        --           (90)     (2,123)     --
   Cost of insurance and administrative expense ....................       (703)       (25)         (370)     (1,466)       (3)
 Transfers (to) from the Guarantee Account .........................      2,167         --            --         764      --
 Interfund transfers ...............................................    (13,779)      1,172       18,643      19,037      955
                                                                        -------       ------      ------     -------      ----
Net increase (decrease) in units from capital transactions .........    (10,890)      1,147       19,334      15,595      952
                                                                        -------       ------      ------     -------      ----
Units outstanding at December 31, 1998 .............................     47,312       2,483       38,490     137,493      952
                                                                        =======       ======      ======     =======      ====

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                           OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                       ------------------------------------------
                                                                       CAPITAL
                                           MONEY         BOND       APPRECIATION
                                           FUND          FUND           FUND
                                       ------------ -------------- --------------
Units outstanding at December 31, 1995     23,192       81,518         130,729
                                           ------       -------        -------
 Net premiums ........................         --             (1)           --
 Loan interest .......................        (17)          --             449
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ....................         --           --              --
   Surrenders ........................         --            1          35,618
   Loans .............................       (477)           5          86,753
   Cost of insurance and adminis-
    trative expense ..................       (152)           4          34,370
 Transfers (to) from the Guarantee
   Account ...........................         --           --         (17,958)
 Interfund transfers .................    (12,159)        (205)        (92,553)
                                          -------       --------       -------
Net increase (decrease) in units from
 capital transactions ................    (12,805)        (196)         46,679
                                          -------       --------       -------
Units outstanding at December 31, 1996     10,387       81,322         177,408
                                          -------       --------       -------
 Net premiums ........................         --          567           5,184
 Loan interest .......................         --           10             (15)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ....................         --           --              --
   Surrenders ........................         --           --            (182)
   Loans .............................         --         (938)         (2,466)
   Cost of insurance and adminis-
    trative expense ..................       (104)        (792)         (2,250)
 Transfers (to) from the Guarantee
   Account ...........................         --          465           2,796
 Interfund transfers .................    (10,283)      80,017          25,443
                                          -------       --------       -------
Net increase (decrease) in units from
 capital transactions ................    (10,387)      79,329          28,510
                                          -------       --------       -------
Units outstanding at December 31, 1997         --      160,651         205,918
                                          -------      ---------       -------
 Net premiums ........................         --        3,023           9,796
 Loan interest .......................         --           88             655
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ....................         --           --              --
   Surrenders ........................         --       (3,818)        (21,555)
   Loans .............................         --          (34)        (58,985)
   Cost of insurance and adminis-
    trative expense ..................         --       (1,373)         (7,454)
 Transfers (to) from the Guarantee
   Account ...........................         --          399             693
 Interfund transfers .................         --      (52,085)         47,191
                                          -------      ---------       -------
Net increase (decrease) in units from
 capital transactions ................         --      (53,800)        (29,659)
                                          -------      ---------       -------
Units outstanding at December 31, 1998         --      106,851         176,259
                                          =======      =========       =======



                                                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                       ------------------------------------------------------------------
                                                        HIGH         MULTIPLE       MONEY        HIGH
                                          GROWTH       INCOME       STRATEGIES      MARKET      INCOME
                                           FUND         FUND           FUND       PORTFOLIO    PORTFOLIO
                                       ----------- -------------- -------------- ----------- ------------
Units outstanding at December 31, 1995    57,586       80,911        105,534       153,233      101,444
                                          ------       -------       --------      -------      -------
 Net premiums ........................       789           --         1,018             --           --
 Loan interest .......................       (21)            (6)           (9)          49          (17)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ....................        --           --        (2,597)            --       (2,625)
   Surrenders ........................      (351)        (561)       (9,180)        (8,837)      (5,963)
   Loans .............................      (573)      (3,511)         (395)        (1,180)         (82)
   Cost of insurance and adminis-
    trative expense ..................      (747)      (1,688)       (1,016)          (990)        (707)
 Transfers (to) from the Guarantee
   Account ...........................       587        2,536           173            377           --
 Interfund transfers .................    21,301       57,787        10,394        (69,258)     (38,231)
                                          ------       --------      --------      -------      -------
Net increase (decrease) in units from
 capital transactions ................    20,985       54,557        (1,612)       (79,839)     (47,625)
                                          ------       --------      --------      -------      -------
Units outstanding at December 31, 1996    78,571      135,468        103,922        73,394       53,819
                                          ------      ---------      --------      -------      -------
 Net premiums ........................     4,979        3,036           515             --           --
 Loan interest .......................       (57)         (20)          (30)          (523)          --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ....................        --           --           (83)            --           --
   Surrenders ........................        --         (291)           --           (765)      (6,032)
   Loans .............................    (1,925)        (949)          364         (1,169)        (238)
   Cost of insurance and adminis-
    trative expense ..................    (1,203)      (1,459)       (1,248)          (526)        (432)
 Transfers (to) from the Guarantee
   Account ...........................     2,441           --           999             --           --
 Interfund transfers .................    45,075       71,340        18,636        (70,411)     (47,117)
                                          ------      ---------      --------      -------      -------
Net increase (decrease) in units from
 capital transactions ................    49,310       71,657        19,153        (73,394)     (53,819)
                                          ------      ---------      --------      -------      -------
Units outstanding at December 31, 1997   127,881      207,125        123,075            --           --
                                         -------      ---------      --------      -------      -------
 Net premiums ........................     3,787          331            45             --           --
 Loan interest .......................       (82)         (50)          (40)            --           --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ....................        --       (1,322)         (854)            --           --
   Surrenders ........................    (4,162)     (16,597)       (6,487)            --           --
   Loans .............................    (3,464)        (993)       (2,318)            --           --
   Cost of insurance and adminis-
    trative expense ..................    (1,353)      (1,787)       (1,472)            --           --
 Transfers (to) from the Guarantee
   Account ...........................     1,693          812         1,351             --           --
 Interfund transfers .................    63,068        5,503         4,993             --           --
                                         -------      ---------      --------      -------      -------
Net increase (decrease) in units from
 capital transactions ................    59,487      (14,103)       (4,782)            --           --
                                         -------      ---------      --------      -------      -------
Units outstanding at December 31, 1998   187,368      193,022        118,293            --           --
                                         =======      =========      ========      =======      =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                           VARIABLE INSURANCE PRODUCTS FUND
                                                                       -----------------------------------------
                                                                         EQUITY-
                                                                          INCOME        GROWTH        OVERSEAS
                                                                        PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                       -----------   -----------   -------------
Units outstanding at December 31, 1995 .............................     373,400       267,882         460,711
                                                                         -------       -------         -------
 Net premiums ......................................................       3,304         1,064             682
 Loan interest .....................................................        (297)         (151)            (21)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................      (3,957)       (2,821)           (642)
   Surrenders ......................................................     (15,932)       (1,247)         (6,376)
   Loans ...........................................................      (9,205)       (1,689)         (3,139)
   Cost of insurance and administrative expense ....................      (4,893)       (3,208)         (4,289)
 Transfers (to) from the Guarantee Account .........................       5,455         5,203           3,066
 Interfund transfers ...............................................     130,475        55,069        (134,096)
                                                                         -------       -------        --------
Net increase (decrease) in units from capital transactions .........     104,950        52,220        (144,815)
                                                                         -------       -------        --------
Units outstanding at December 31, 1996 .............................     478,350       320,102         315,896
                                                                         -------       -------        --------
 Net premiums ......................................................       8,841         6,684             600
 Loan interest .....................................................        (237)         (259)           (114)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................        (749)         (139)             --
   Surrenders ......................................................      (2,952)       (2,453)         (1,224)
   Loans ...........................................................      (4,978)      (12,995)         (6,601)
   Cost of insurance and administrative expense ....................      (6,220)       (8,445)         (2,771)
 Transfers (to) from the Guarantee Account .........................       4,627         3,782           2,879
 Interfund transfers ...............................................      12,774         3,763         (65,198)
                                                                         -------       -------        --------
Net increase (decrease) in units from capital transactions .........      11,106       (10,062)        (72,429)
                                                                         -------       -------        --------
Units outstanding at December 31, 1997 .............................     489,456       310,040         243,467
                                                                         -------       -------        --------
 Net premiums ......................................................       4,285         1,424             799
 Loan interest .....................................................        (318)         (483)            (64)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................      (1,780)         (685)         (1,283)
   Surrenders ......................................................      (6,479)      (16,160)         (9,040)
   Loans ...........................................................     (11,737)      (15,030)         (3,925)
   Cost of insurance and administrative expense ....................      (4,890)       (3,495)         (1,986)
 Transfers (to) from the Guarantee Account .........................       3,580         2,834            (363)
 Interfund transfers ...............................................      (5,896)       13,096          12,401
                                                                         -------       -------        --------
Net increase (decrease) in units from capital transactions .........     (23,235)      (18,499)         (3,461)
                                                                         -------       -------        --------
Units outstanding at December 31, 1998 .............................     466,221       291,541         240,006
                                                                         =======       =======        ========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                           VARIABLE INSURANCE            VARIABLE INSURANCE
                                                                            PRODUCTS FUND II             PRODUCTS FUND III
                                                                       --------------------------   ----------------------------
                                                                          ASSET                       GROWTH &        GROWTH
                                                                         MANAGER      CONTRAFUND       INCOME      OPPORTUNITIES
                                                                        PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                                       -----------   ------------   -----------   --------------
Units outstanding at December 31, 1995 .............................     462,080       105,208            --              --
                                                                         -------       -------            --              --
 Net premiums ......................................................          --         9,420            --              --
 Loan interest .....................................................        (180)          (31)           --              --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................          --        (1,403)           --              --
   Surrenders ......................................................     (26,089)       (2,402)           --              --
   Loans ...........................................................     (19,316)       (2,786)           --              --
   Cost of insurance and administrative expense ....................      (4,541)       (2,353)           --              --
 Transfers (to) from the Guarantee Account .........................          52         7,102            --              --
 Interfund transfers ...............................................      (6,421)      170,366            --              --
                                                                         -------       -------            --              --
Net increase (decrease) in units from capital transactions .........     (56,495)      177,913            --              --
                                                                         -------       -------            --              --
Units outstanding at December 31, 1996 .............................     405,585       283,121            --              --
                                                                         -------       -------            --              --
 Net premiums ......................................................       3,583         9,027         1,078           1,677
 Loan interest .....................................................        (180)         (173)           --              --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................      (5,411)          (94)           --              --
   Surrenders ......................................................        (325)         (497)           --              --
   Loans ...........................................................      (3,524)       (6,225)           --              --
   Cost of insurance and administrative expense ....................      (3,562)       (3,816)         (139)           (149)
 Transfers (to) from the Guarantee Account .........................       1,223         7,878            --             271
 Interfund transfers ...............................................      (2,171)       95,951        32,242          26,820
                                                                         -------       -------        ------          ------
Net increase (decrease) in units from capital transactions .........     (10,367)      102,051        33,181          28,619
                                                                         -------       -------        ------          ------
Units outstanding at December 31, 1997 .............................     395,218       385,172        33,181          28,619
                                                                         -------       -------        ------          ------
 Net premiums ......................................................          92         7,384         1,845           2,945
 Loan interest .....................................................        (276)         (287)          (31)            (10)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................      (1,619)       (1,038)           --              --
   Surrenders ......................................................     (12,811)         (935)           --              --
   Loans ...........................................................      (9,503)       (3,564)         (252)             --
   Cost of insurance and administrative expense ....................      (3,990)       (3,917)         (609)           (383)
 Transfers (to) from the Guarantee Account .........................       2,750         3,497         1,097             649
 Interfund transfers ...............................................       6,154        41,115        28,309          10,821
                                                                         -------       -------        ------          ------
Net increase (decrease) in units from capital transactions .........     (19,203)       42,255        30,359          14,022
                                                                         -------       -------        ------          ------
Units outstanding at December 31, 1998 .............................     376,015       427,427        63,540          42,641
                                                                         =======       =======        ======          ======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                                                  FEDERATED INVESTORS
                                                       ADVISERS MANAGEMENT TRUST                    INSURANCE SERIES
                                                 ------------------------------------- ------------------------------------------
                                                                                          AMERICAN        HIGH
                                                    BALANCED       BOND       GROWTH      LEADERS     INCOME BOND      UTILITY
                                                   PORTFOLIO    PORTFOLIO   PORTFOLIO     FUND II       FUND II        FUND II
                                                 ------------- ----------- ----------- ------------- ------------- --------------
Units outstanding at December 31, 1995 .........     124,279      75,868      54,860         --           8,274        7,584
                                                     -------      ------      ------         ----         -----        --------
 Net premiums ..................................          --          --          --         --              --           --
 Loan interest .................................          10        (344)        (23)        --              --             (9)
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits ..............................          --          --          --         --              --           --
   Surrenders ..................................      (1,611)         --        (964)        --              --           --
   Loans .......................................      (2,060)         --      (1,204)        --          (3,262)        (162)
   Cost of insurance and administrative
    expense ....................................        (281)     (2,251)       (702)          (6)         (363)        (134)
 Transfers (to) from the Guarantee
   Account .....................................          --          --          --         29            (550)         240
 Interfund transfers ...........................      (6,017)    (21,032)     (2,763)     1,583          46,581       10,466
                                                     -------     -------      ------      -------        ------       ---------
Net increase (decrease) in units from
 capital transactions ..........................      (9,959)    (23,627)     (5,656)     1,606          42,406       10,401
                                                     -------     -------      ------      -------        ------       ---------
Units outstanding at December 31, 1996 .........     114,320      52,241      49,204      1,606          50,680       17,985
                                                     -------     -------      ------      -------        ------       ---------
   Net premiums ................................          --          --          --      7,266           2,919           --
   Loan interest ...............................         (36)       (192)        (49)        --             (91)            (4)
   Transfers (to) from the general
    account of Life of Virginia:
   Death benefits ..............................          --          --          --         --              --           --
   Surrenders ..................................      (1,036)         --          --         --              --           --
   Loans .......................................        (219)      4,440        (417)        16            (768)      (2,368)
   Cost of insurance and administrative
    expense ....................................      (1,045)       (423)       (428)      (247)           (600)        (238)
 Transfers (to) from the Guarantee
   Account .....................................          --          --          --        418             364          719
 Interfund transfers ...........................    (111,984)    (56,066)    (48,310)     26,797         95,909        7,319
                                                    --------     -------     -------      -------        ------       ---------
Net increase (decrease) in units from
 capital transactions ..........................    (114,320)    (52,241)    (49,204)     34,250         97,733        5,428
                                                    --------     -------     -------      -------        ------       ---------
Units outstanding at December 31, 1997 .........          --          --          --      35,856        148,413       23,413
                                                    --------     -------     -------      -------       -------       ---------
 Net premiums ..................................          --          --          --      5,835           1,842        1,248
 Loan interest .................................          --          --          --        (14)            (27)         (48)
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits ..............................          --          --          --         --              --           --
   Surrenders ..................................          --          --          --         --              --           --
   Loans .......................................          --          --          --       (779)           (954)      (1,114)
   Cost of insurance and administrative
    expense ....................................          --          --          --       (675)           (936)        (330)
 Transfers (to) from the Guarantee
   Account .....................................          --          --          --        971             392           --
 Interfund transfers ...........................          --          --          --      20,774        (74,663)       4,692
                                                    --------     -------     -------      -------       -------       ---------
Net increase (decrease) in units from
 capital transactions ..........................          --          --          --      26,112        (74,346)       4,448
                                                    --------     -------     -------      -------       -------       ---------
Units outstanding at December 31, 1998 .........          --          --          --      61,968         74,067       27,861
                                                    ========     =======     =======      =======       =======       =========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                            ALGER AMERICAN               PBHG INSURANCE
                                                                                 FUND                     SERIES FUND
                                                                       -------------------------   --------------------------
                                                                                                    LARGE CAP
                                                                        SMALL CAP       GROWTH        GROWTH       GROWTH II
                                                                        PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                       -----------   -----------   -----------   ------------
Units outstanding at December 31, 1995 .............................      33,520        10,482          --             --
                                                                          ------        ------          ---            ---
 Net premiums ......................................................       2,249         1,125          --             --
 Loan interest .....................................................           7            --          --             --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................      (1,108)       (1,058)         --             --
   Surrenders ......................................................      (4,005)          (68)         --             --
   Loans ...........................................................      (3,297)       (1,007)         --             --
   Cost of insurance and administrative expense ....................        (997)         (702)         --             --
 Transfers (to) from the Guarantee Account .........................          91           510          --             --
 Interfund transfers ...............................................      84,755       116,263          --             --
                                                                          ------       -------          ---            ---
Net increase (decrease) in units from capital transactions .........      77,695       115,063          --             --
                                                                          ------       -------          ---            ---
Units outstanding at December 31, 1996 .............................     111,215       125,545          --             --
                                                                         -------       -------          ---            ---
 Net premiums ......................................................       9,853         1,256          --            439
 Loan interest .....................................................          --           (24)         --             --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................          --            --          --             --
   Surrenders ......................................................        (138)         (266)         --             --
   Loans ...........................................................      (5,683)       (3,238)         --             --
   Cost of insurance and administrative expense ....................      (1,990)       (1,118)        (11)           (44)
 Transfers (to) from the Guarantee Account .........................       8,023         1,345         283            239
 Interfund transfers ...............................................      16,471         7,897        2,446         8,006
                                                                         -------       -------        -----         ------
Net increase (decrease) in units from capital transactions .........      26,536         5,852        2,718         8,640
                                                                         -------       -------        -----         ------
Units outstanding at December 31, 1997 .............................     137,751       131,397        2,718         8,640
                                                                         -------       -------        -----         ------
 Net premiums ......................................................       4,733         3,551            (1)         424
 Loan interest .....................................................         (35)          (66)         --               (7)
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................      (1,209)       (1,398)         --             --
   Surrenders ......................................................      (6,320)       (3,136)        (82)            --
   Loans ...........................................................       2,007        (4,993)        (18)            --
   Cost of insurance and administrative expense ....................      (1,753)       (1,998)        (54)          (133)
 Transfers (to) from the Guarantee Account .........................       2,095         2,530          --          2,947
 Interfund transfers ...............................................     112,713        45,241        (201)           255
                                                                         -------       -------        ------        -------
Net increase (decrease) in units from capital transactions .........     112,231        39,731        (356)          3,486
                                                                         -------       -------        ------        -------
Units outstanding at December 31, 1998 .............................     249,982       171,128        2,362         12,126
                                                                         =======       =======        ======        =======

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                      JANUS ASPEN SERIES
                                            ---------------------------------------
                                              AGGRESSIVE
                                                GROWTH        GROWTH    WORLD WIDE
                                               PORTFOLIO    PORTFOLIO    PORTFOLIO
                                            -------------- ----------- ------------
Units outstanding at December 31, 1995         136,420       104,527      110,584
                                               --------      -------      -------
 Net premiums .............................       (657)       (2,168)       4,425
 Loan interest ............................         --           190         (192)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................         --            --           --
   Surrenders .............................         --        34,885       (4,341)
   Loans ..................................         24         2,056      (13,458)
   Cost of insurance and
    administrative expense ................         49        14,531       (4,135)
 Transfers (to) from the Guarantee
   Account ................................       (559)       (7,160)      11,729
 Interfund transfers ......................     (5,574)       43,761      215,068
                                               --------      -------      -------
Net increase (decrease) in units from
 capital transactions .....................     (6,717)       86,095      209,096
                                               --------      -------      -------
Units outstanding at December 31, 1996         129,703       190,622      319,680
                                               --------      -------      -------
 Net premiums .............................      4,146         6,158       19,120
 Loan interest ............................           (5)        (37)         (53)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................         --            --          (99)
   Surrenders .............................        (22)         (692)        (308)
   Loans ..................................     (4,697)       (6,214)      (4,281)
   Cost of insurance and
    administrative expense ................     (1,702)       (2,647)      (4,547)
 Transfers (to) from the Guarantee
   Account ................................      2,380         5,134        6,252
 Interfund transfers ......................     34,709        67,507      104,621
                                               ---------     -------      -------
Net increase (decrease) in units from
 capital transactions .....................     34,809        69,209      120,705
                                               ---------     -------      -------
Units outstanding at December 31, 1997         164,512       259,831      440,385
                                               ---------     -------      -------
 Net premiums .............................      2,149         3,907       11,534
 Loan interest ............................       (102)         (332)        (131)
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................         --            --       (2,881)
   Surrenders .............................       (470)       (6,229)      (4,378)
   Loans ..................................     (1,267)       (9,616)      (4,057)
   Cost of insurance and
    administrative expense ................     (1,289)       (3,337)      (4,595)
 Transfers (to) from the Guarantee
   Account ................................        425         1,109         (540)
 Interfund transfers ......................    (40,437)       18,470       36,057
                                               ---------     -------      -------
Net increase (decrease) in units from
 capital transactions .....................    (40,991)        3,972       31,009
                                               ---------     -------      -------
Units outstanding at December 31, 1998         123,521       263,803      471,394
                                               =========     =======      =======



                                                                 JANUS ASPEN SERIES
                                            -------------------------------------------------------------
                                                                FLEXIBLE     INTERNATIONAL     CAPITAL
                                                BALANCED         INCOME          GROWTH      APPRECIATION
                                               PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                            --------------- --------------- --------------- -------------
Units outstanding at December 31, 1995           2,972             662               --            --
                                                 ------            ---               --            --
 Net premiums .............................      1,590              --               --            --
 Loan interest ............................           (9)             (2)            --            --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................         --              --               --            --
   Surrenders .............................       (452)             --               --            --
   Loans ..................................       (253)           (448)              --            --
   Cost of insurance and
    administrative expense ................       (578)            (90)             (87)           --
 Transfers (to) from the Guarantee
   Account ................................        726              --              951            --
 Interfund transfers ......................     47,770          13,978           32,559            --
                                                --------        --------         ------            --
Net increase (decrease) in units from
 capital transactions .....................     48,794          13,438           33,423            --
                                                --------        --------         ------            --
Units outstanding at December 31, 1996          51,766          14,100           33,423            --
                                                --------        --------         ------            --
 Net premiums .............................      2,260           1,522            4,872            --
 Loan interest ............................           (3)             (2)          (135)           --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................         --              --               --            --
   Surrenders .............................       (171)             --               --            --
   Loans ..................................      1,907          (2,130)            (812)           --
   Cost of insurance and
    administrative expense ................       (949)           (137)          (1,301)             (9)
 Transfers (to) from the Guarantee
   Account ................................      2,912             225            9,973            --
 Interfund transfers ......................     183,798            215           84,860           959
                                                --------        --------         ------           -----
Net increase (decrease) in units from
 capital transactions .....................     189,754           (307)          97,457           950
                                                --------        --------         ------           -----
Units outstanding at December 31, 1997          241,520         13,793          130,880           950
                                                --------        --------        -------           -----
 Net premiums .............................      1,293             409            2,672           867
 Loan interest ............................       (259)            (25)             (46)           --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................     (1,183)             --             (863)           --
   Surrenders .............................       (338)         (4,063)          (4,468)           --
   Loans ..................................     (4,970)          1,652              334        (2,698)
   Cost of insurance and
    administrative expense ................     (2,749)           (287)          (1,797)         (597)
 Transfers (to) from the Guarantee
   Account ................................      2,947               7            5,745            --
 Interfund transfers ......................     25,041          20,985           60,164        48,939
                                                --------        --------        -------        --------
Net increase (decrease) in units from
 capital transactions .....................     19,782          18,678           61,741        46,511
                                                --------        --------        -------        --------
Units outstanding at December 31, 1998          261,302         32,471          192,621        47,461
                                                ========        ========        =======        ========

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                            GOLDMAN SACHS
                                                                         VARIABLE INSURANCE
                                                                             TRUST FUND
                                                                       -----------------------
                                                                        GROWTH AND     MID CAP
                                                                          INCOME       EQUITY
                                                                           FUND         FUND
                                                                       ------------   --------
Units outstanding at December 31, 1995 .............................         --           --
                                                                             --           --
 Net premiums ......................................................         --           --
 Loan interest .....................................................         --           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --           --
   Surrenders ......................................................         --           --
   Loans ...........................................................         --           --
   Cost of insurance and administrative expense ....................         --           --
 Transfers (to) from the Guarantee Account .........................         --           --
 Interfund transfers ...............................................         --           --
                                                                             --           --
Net increase (decrease) in units from capital transactions .........         --           --
                                                                             --           --
Units outstanding at December 31, 1996 .............................         --           --
                                                                             --           --
 Net premiums ......................................................         --           --
 Loan interest .....................................................         --           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --           --
   Surrenders ......................................................         --           --
   Loans ...........................................................         --           --
   Cost of insurance and administrative expense ....................         --           --
 Transfers (to) from the Guarantee Account .........................         --           --
 Interfund transfers ...............................................         --           --
                                                                             --           --
Net increase (decrease) in units from capital transactions .........         --           --
                                                                             --           --
Units outstanding at December 31, 1997 .............................         --           --
                                                                             --           --
 Net premiums ......................................................         --           --
 Loan interest .....................................................         --           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..................................................         --           --
   Surrenders ......................................................         --           --
   Loans ...........................................................         --           --
   Cost of insurance and administrative expense ....................         --          (33)
 Transfers (to) from the Guarantee Account .........................         --           --
 Interfund transfers ...............................................        598        9,410
                                                                            ---        -----
Net increase (decrease) in units from capital transactions .........        598        9,377
                                                                            ---        -----
Units outstanding at December 31, 1998 .............................        598        9,377
                                                                            ===        =====

     (C) FEDERAL INCOME TAXES

     The Account is not taxed separately because the operations of the Account are part of the total operations of Life of Virginia. Life of Virginia is taxed as a life insurance company under the Internal Revenue Code (the Code). Life of Virginia is included in the General Electric Capital Assurance Company consolidated federal income tax return. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued


     (D) USE OF ESTIMATES

     Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.


(3) RELATED PARTY TRANSACTIONS

     The premiums transferred from Life of Virginia to the Account represent gross premiums recorded by Life of Virginia on its variable life insurance policies. During the first ten years following a premium payment, a charge is deducted monthly at an effective annual rate of .50% of the premium payment from the policy cash value to cover distribution expenses and premiums taxes. If a policy is surrendered or lapses during the first nine years, a charge is made by Life of Virginia to cover the expenses of issuing the policy. Subject to certain limitations, the charge generally equals 6% of the premium withdrawn in the first four years, and this charge decreases 1% per year for every year thereafter. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender will be made to compensate Life of Virginia for the costs incurred in connection with the partial surrender.

     A charge based on the policy specified amount of insurance, death benefit option, cash values, duration, the insured's sex, issue age and risk class is deducted from the policy cash values each month to compensate Life of Virginia for the cost of insurance. In addition, Life of Virginia charges the Account for the mortality and expense (M&E) risk that Life of Virginia assumes. This M&E charge is deducted daily and equals the effective annual rate of .90% of the net assets of the Account. Life of Virginia also charges the Account for certain administrative charges which are deducted daily and equal the effective annual rate of .40% of the net assets of the Account.

     GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company.

     Capital Brokerage Corporation, an affiliate of Life of Virginia, is a Washington Corporation registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Capital Brokerage Corporation serves as principal underwriter for variable life insurance policies and variable annuities issued by Life of Virginia.

     GE Investment Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the S&P 500 Index Fund, .10% for the Government Securities Fund, .50% for the Money Market and Total Return Funds, 1.00% for the International Equity Fund and .85% for the Real Estate Securities Fund. Prior to May 1, 1997, Aon Advisors, Inc. served as investment advisor to the Fund and was subject to the same compensation arrangement as GE Investment Management Incorporated.

     Certain officers and directors of Life of Virginia are also officers and directors of Capital Brokerage Corporation.


(4) SUBSEQUENT EVENT

     Effective January 1, 1999, The Life Insurance Company of Virginia merged with The Harvest Life Insurance Company to form GE Life and Annuity Assurance Company. Concurrently, the Account changed its name to GE Life & Annuity Separate Account III. Neither of those events have an impact on net assets or unit values.

                          Independent Auditors' Report


The Board of Directors
The Life Insurance Company of Virginia:


We have audited the accompanying consolidated balance sheets of The Life Insurance Company of Virginia (an indirect wholly-owned subsidiary of General Electric Capital Corporation) and subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, shareholders' interest, and cash flows for the years then ended, and the nine months ended December 31, 1996. We have also audited the pre-acquisition statements of income and comprehensive income, shareholders' interest and cash flows for the three months ended March 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Life Insurance Company of Virginia and subsidiary as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended, the nine months ended December 31, 1996 and the pre-acquisition three months ended March 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, effective April 1, 1996, General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

                                                           /s/    KPMG LLP


Richmond, Virginia
January 22, 1999


                   THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                   (Dollar amounts in millions, except per share amounts)

                                                                                                             December 31,
                                                                                                             ------------
ASSETS                                                                                                1998                 1997
------                                                                                              ----------           ----------
Investments:
    Fixed maturities available-for-sale, at fair value                                               $ 6,077.2            $ 5,622.6
    Equity securities available-for-sale, at fair value:
      Common stocks                                                                                        6.1                  9.6
      Preferred stocks, non-redeemable                                                                    48.3                 95.1
    Investment in subsidiary                                                                               2.6                  2.6
    Mortgage loans, net of valuation allowance of $20.0 and $17.2
      at December 31, 1998 and 1997, respectively                                                        528.1                496.2
    Policy loans                                                                                         198.3                188.4
    Real estate owned                                                                                      2.5                  6.9
    Other invested assets                                                                                130.8                 49.5
                                                                                                         -----                 ----
              Total investments                                                                        6,993.9              6,470.9
                                                                                                       -------              -------
Cash                                                                                                       9.6                  0.2
Accrued investment income                                                                                122.8                123.1
Deferred acquisition costs                                                                               242.0                165.0
Intangible assets                                                                                        390.0                449.7
Reinsurance recoverable                                                                                   15.3                  8.7
Deferred income tax asset                                                                                 41.1                 57.4
Other assets                                                                                              42.5                 23.3
Separate account assets                                                                                5,528.7              4,066.4
                                                                                                       -------              -------
              Total assets                                                                          $ 13,385.9           $ 11,364.7
                                                                                                    ==========           ===========

          See accompanying notes to consolidated financial statements.

                   THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                                CONSOLIDATED BALANCE SHEETS

                   (Dollar amounts in millions, except per share amounts)

                                                                                                            December 31,
                                                                                                            ------------
LIABILITIES AND SHAREHOLDERS' INTEREST                                                                 1998                 1997
                                                                                                       ----                 ----
Liabilities:
    Future annuity and contract benefits                                                             $ 6,455.3            $ 5,889.8
    Liability for policy and contract claims                                                             119.6                 83.0
    Other policyholder liabilities                                                                        86.4                 75.2
    Accounts payable and accrued expenses                                                                108.8                101.0
    Separate account liabilities                                                                       5,528.7              4,066.4
                                                                                                       -------              -------
              Total liabilities                                                                       12,298.8             10,215.4
                                                                                                      --------             --------


Shareholders' interest:

    Net unrealized investment gains                                                                       49.8                 74.3
                                                                                                      --------             --------
              Accumulated non-owner changes in equity                                                     49.8                 74.3
    Preferred stock, Series A ($1,000 par value,
      $1,000 redemption and liquidation value; 200,000
      authorized, 120,000 shares issued and outstanding)                                                 120.0                    -
    Common stock ($1,000 par value, 50,000
      authorized, 4,000 shares issued and outstanding)                                                     4.0                  4.0
    Common stock declared but not issued ($1,000
      par value, 18,641 shares declared, 50,000 authorized)                                               18.6                    -
    Additional paid-in capital                                                                           917.6                925.9
    Retained earnings                                                                                    (22.9)               145.1
                                                                                                         -----                -----
              Total shareholders' interest                                                             1,087.1              1,149.3
                                                                                                       -------              -------
              Total liabilities and shareholders' interest                                          $ 13,385.9           $ 11,364.7
                                                                                                    ===========          ===========


               See accompanying notes to consolidated financial statements.

              THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                          (Dollar amounts in millions)

                                                                                                                     Preacquisition
                                                                                                                     --------------
                                                                                                  Nine months         Three months
                                                          Year ended          Year ended             ended               ended
                                                         December 31,        December 31,        December 31,          March 31,
                                                             1998                1997                1996                 1996
                                                             ----                ----                ----                 ----
Revenues:
    Net investment income                                        $ 482.7             $ 472.5             $ 334.4            $ 112.0
    Net realized investment gains                                   26.3                13.3                 6.0                9.0
    Premiums                                                        99.9               104.4                65.4               60.0
    Cost of insurance                                              128.5               127.2                78.3               28.9
    Variable product fees                                           60.8                44.4                23.1                5.9
    Other income                                                    17.6                18.5                11.6                4.5
                                                                     ---                ----                ----                ---
           Total revenues                                          815.8               780.3               518.8              220.3
                                                                   -----               -----               -----              -----

Benefits and expenses:
    Interest credited                                              329.6               323.4               226.0               76.1
    Benefits & other changes in policy reserves                    172.4               160.8               100.4               89.9
    Commissions                                                     99.2               117.3                78.5               35.7
    General expenses                                                98.5                77.5                49.6               15.3
    Amortization of intangibles, net                                49.0                59.6                50.1                0.6
    Change in deferred acquisition costs, net                      (76.2)             (101.5)              (71.7)             (16.2)
    Interest expense                                                 2.0                   -                   -                  -
                                                                     ---               -----               -----               -----
           Total benefits and expenses                             674.5               637.1               432.9              201.4
                                                                   -----               -----               -----              -----
           Income before income taxes                              141.3               143.2                85.9               18.9
    Provision for income taxes                                      50.7                52.2                31.8                7.0
                                                                    ----                ----                ----                ---
           Net income                                               90.6                91.0                54.1               11.9
                                                                    ----                ----                ----               ----
Other comprehensive income, net of tax:
    Unrealized gains (losses) on securities, net                   (24.5)               54.9                19.4              (91.2)
                                                                   -----                ----                ----              -----
           Comprehensive income (loss)                            $ 66.1             $ 145.9              $ 73.5            $ (79.3)
                                                                  ======             =======              ======            =======

      See accompanying notes to consolidated financial statements.

              THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' INTEREST

               (Dollar amounts in millions, except share amounts)

                                                                                                                    Common Stock
                                                                                                                      Declared
                                                                Preferred Stock          Common Stock              but not Issued
                                                                ---------------          ------------              --------------
                                                                Shares      Amount      Shares      Amount       Shares      Amount
                                                                ------      ------      ------      ------       ------      ------
BALANCES AT DECEMBER 31, 1995                                        -         $ -       4,000       $ 4.0            -         $ -
Comprehensive income:
    Net income                                                       -           -           -           -            -           -
    Other comprehensive income, net of tax
      Unrealized loss on securities, net                             -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------
Total comprehensive income                                           -           -           -           -            -           -
Capital contribution from parents                                    -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------

BALANCES AT MARCH 31, 1996                                           -           -       4,000         4.0            -           -
Comprehensive income:
    Net income                                                       -           -           -           -            -           -
    Other comprehensive income, net of tax
      Unrealized gain on securities, net                             -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------
Total comprehensive income                                           -           -           -           -            -           -
Adjustment to reflect purchase method                                -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------

BALANCES AT DECEMBER 31, 1996                                        -           -       4,000         4.0            -           -
Comprehensive income:
    Net income                                                       -           -           -           -            -           -
    Other comprehensive income, net of tax
      Unrealized gain on securities, net                             -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------
Total comprehensive income                                           -           -           -           -            -           -
Adjustment to reflect purchase method                                -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------

BALANCES AT DECEMBER 31, 1997                                        -           -       4,000         4.0            -           -
Comprehensive income:
    Net income                                                       -           -           -           -            -           -
    Other comprehensive income, net of tax
      Unrealized loss on securities, net                             -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------
Total comprehensive income                                           -           -           -           -            -           -
Cash dividend declared and paid                                      -           -           -           -            -           -
Preferred stock dividend                                       120,000       120.0           -           -            -           -
Common stock dividend declared but not issued                        -           -           -           -       18,641        18.6
Adjustment to reflect purchase method                                -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------
BALANCES AT DECEMBER 31, 1998                                  120,000      $120.0       4,000       $ 4.0       18,641      $ 18.6
                                                               =======      ======       =====       =====       ======      ======


                                                                             Accumulated
                                                              Additional       Non-owner        Retained             Total
                                                                 Paid-In         Changes        Earnings      Shareholders'
                                                                 Capital       in Equity        (Deficit)          Interest
                                                                 -------       ---------        ---------          --------
BALANCES AT DECEMBER 31, 1995                                     $749.1          $103.1          $(34.3)           $ 821.9
Comprehensive income:
    Net income                                                         -               -            11.9               11.9
    Other comprehensive income, net of tax
      Unrealized loss on securities, net                               -           (91.2)              -              (91.2)
                                                                 -------       ---------        --------           --------
Total comprehensive income                                             -           (91.2)           11.9              (79.3)
Capital contribution from parents                                   69.3               -               -               69.3
                                                                 -------       ---------        --------           ---------

BALANCES AT MARCH 31, 1996                                         818.4            11.9           (22.4)             811.9
Comprehensive income:
    Net income                                                         -               -            54.1               54.1
    Other comprehensive income, net of tax
      Unrealized gain on securities, net                               -            19.4               -               19.4
                                                                 -------       ---------        --------           --------
Total comprehensive income                                             -            19.4            54.1               73.5
Adjustment to reflect purchase method                              109.7           (11.9)           22.4              120.2
                                                                 -------       ---------        --------           ---------

BALANCES AT DECEMBER 31, 1996                                      928.1            19.4            54.1            1,005.6
Comprehensive income:
    Net income                                                         -               -            91.0               91.0
    Other comprehensive income, net of tax
      Unrealized gain on securities, net                               -            54.9               -               54.9
                                                                 -------       ---------        --------            -------
Total comprehensive income                                             -            54.9            91.0              145.9
Adjustment to reflect purchase method                               (2.2)              -               -               (2.2)
                                                                 -------       ---------        --------           ---------
BALANCES AT DECEMBER 31, 1997                                      925.9            74.3           145.1            1,149.3
Comprehensive income:
    Net income                                                         -               -            90.6               90.6
    Other comprehensive income, net of tax
      Unrealized loss on securities, net                               -           (24.5)              -              (24.5)
                                                                 -------       ---------        --------            -------
Total comprehensive income                                             -           (24.5)           90.6               66.1
Cash dividend declared and paid                                        -               -          (120.0)            (120.0)
Preferred stock dividend                                               -               -          (120.0)                 -
Common stock dividend declared but not issued                          -               -           (18.6)                 -
Adjustment to reflect purchase method                               (8.3)              -               -               (8.3)
                                                                 -------       ---------        --------           --------
BALANCES AT DECEMBER 31, 1998                                   $  917.6         $  49.8        $  (22.9)          $1,087.1
                                                                ========       =========        ========           ========

          See accompanying notes to consolidated financial statements.


              THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                            (Dollar amounts in millions)

                                                                                                                      Preacquisition
                                                                                                                      --------------
                                                                                                         Nine months    Three months
                                                                                                            ended           ended
                                                                           Years ended December 31,      December 31,      March 31,
                                                                           1998                 1997         1996            1996
                                                                           ----                 ----         ----            ----


Cash flows from operating activities:
    Net income                                                               $ 90.6           $ 91.0       $ 54.1          $ 11.9
                                                                             ------           ------       ------          ------
    Adjustments to reconcile net income to net cash by
      operating activities:
        Cost of insurance and surrender fees                                 (169.6)          (168.8)       (89.3)          (32.5)
        Increase in future policy benefits                                    420.4            405.0        277.8            (4.9)
        Net realized investment gains                                         (26.3)           (13.3)        (6.0)           (9.0)
        Amortization of investment premiums and discounts                       1.9              7.2          6.5             0.7
        Amortization of intangibles                                            49.5             59.6         50.1             0.6
        Deferred income tax expense (benefit)                                  29.5            (12.6)        (7.9)           10.8
        Change in certain assets and liabilities:
           Decrease (increase) in:
             Accrued investment income                                          0.3             (5.3)       (37.6)            4.1
             Deferred acquisition costs                                       (76.2)          (101.5)       (71.7)          (16.2)
             Other assets, net                                                (19.2)            (9.3)        28.5           (55.9)
           Increase (decrease) in:
             Policy and contract claims                                        30.8             37.0         29.9             4.6
             Other policyholder liabilites                                     11.3             (3.6)        71.4             9.8
             Accounts payable and accrued expenses                             24.7            (99.9)       (15.7)           87.5
                                                                               ----            -----        -----            ----

                      Total adjustments                                       277.1             94.5        236.0            (0.4)
                                                                              -----             ----        -----            ----
                      Net cash provided by operating activities               367.7            185.5        290.1            11.5
                                                                              -----            -----        -----            ----

Cash flows from investing activities:
    Proceeds from investment securities and other invested assets           1,901.6            788.6      1,123.1           299.5
    Principal collected on mortgage loans                                     116.5             87.1         46.4             8.3
    Purchase of investment securities and other invested assets            (2,410.4)        (1,115.7)    (1,280.5)         (169.2)
    Mortgage loan originations and increase in policy loan balance           (161.0)           (13.7)       (23.7)          (40.4)
                                                                             ------            -----        -----           -----
                      Net cash provided by (used in) investing activities    (553.3)          (253.7)      (134.7)           98.2
                                                                             ------           ------       ------            ----

Cash flows from financing activities:
    Proceeds from issue of investment contracts                             2,224.8          1,894.2      1,098.5           301.9
    Redemption and benefit payments on investment contracts                (1,909.8)        (1,874.6)    (1,304.0)         (358.8)
    Cash dividend to shareholders                                            (120.0)               -            -           (40.0)
    Capital contribution                                                          -                             -             2.8
                                                                                ---              ---          ---             ---
                      Net cash provided by (used in) financing activities     195.0             19.6       (205.5)          (94.1)
                                                                              -----             ----       ------           -----

                      Net increase (decrease) in cash and cash equivalents      9.4            (48.6)       (50.1)           15.6
Cash and cash equivalents at beginning of year                                  0.2             48.8         98.9            83.3
                                                                                ---             ----         ----            ----

Cash and cash equivalents at end of year                                      $ 9.6            $ 0.2       $ 48.8          $ 98.9
                                                                              =====            =====       ======          ======

          See accompanying notes to consolidated financial statements.

              THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


(1)      Summary of Significant Accounting Policies
         (a)      Principles of Consolidation
         The accompanying consolidated financial statements include the historical operations and accounts of The Life Insurance Company of Virginia and its subsidiary, Assigned Settlements Inc. (collectively the "Company" or "Life of Virginia"). All significant intercompany accounts and transactions have been eliminated in consolidation.

         Prior to April 1, 1996, Combined Insurance Company of America ("CICA") owned 100% or 4,000 shares of Life of Virginia. CICA is a wholly-owned subsidiary of AON Corporation ("AON"). On April 1, 1996, CICA sold 100% of the issued and outstanding shares of Life of Virginia to General Electric Capital Corporation ("GE Capital"). Immediately thereafter, 80% was contributed to General Electric Capital Assurance Company (the "Parent" or "GECA"). On December 31, 1996, the remaining 20% was contributed to GE Financial Assurance Holdings, Inc. ("GEFAHI"). GECA is an indirect wholly-owned subsidiary of GEFAHI.

         (b)      Basis of Presentation
         The accompanying consolidated financial statements have been prepared on the basis of generally accepted accounting principles ("GAAP") for insurance companies, which vary in several respects from accounting practices prescribed or permitted by the Insurance Commissioner of the state where the Company is domiciled. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates.

         Certain prior year amounts have been reclassified to conform to current year presentation.

         (c)      Products

         The Company primarily sells variable annuities and universal life insurance to customers throughout most of the United States. The Company distributes variable annuities primarily through intermediaries such as stockbrokers and universal life insurance primarily through career agents and independent brokers. The Company is also engaged in the sale of traditional individual and group life products and guaranteed investment contracts. Approximately 21%, 29%, and 31% of premium and annuity consideration collected, in 1998, 1997, and 1996, respectively, came from customers residing in the South Atlantic region of the United States, and approximately 28%, 13%, and 9% of premium and annuity consideration collected, in 1998, 1997, and 1996, respectively, came from customers residing in the Mid-Atlantic region of the United States.

         Although the Company markets its products through numerous distributors, approximately 23%, 22%, and 21% of the Company's sales in 1998, 1997, and 1996,

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

respectively, have been through two specific national stockbrokerage firms. Loss of all or a substantial portion of the business provided by these stockbrokerage firms could have a material adverse effect on the business and operations of the Company. The Company does not believe, however, that the loss of such business would have a long-term adverse effect because of the Company's competitive position in the marketplace and the availability of business from other distributors.

         (d)      Purchase Accounting Method

         Upon acquisition of Life of Virginia by GE Capital, Life of Virginia restated its financial statements in accordance with the purchase method of accounting. The net purchase price for Life of Virginia and its subsidiary of $921.6 was allocated according to the fair values of the acquired assets and liabilities, including the estimated present value of future profits. These allocated values were dependent upon policies in force and market conditions at the time of closing.

         In addition to revaluing all material tangible assets and liabilities to their respective estimated fair values as of the closing date of the sale, Life of Virginia also recorded in its consolidated financial statements the excess of cost over fair value of net assets acquired (goodwill) as well as the present value of future profits to be derived from the purchased business. These amounts were determined in accordance with the purchase method of accounting. This new basis of accounting resulted in an increase in shareholders' equity of $109.7 (net of purchase accounting adjustments of $8.3 and $2.2 in 1998 and 1997, respectively), reflecting the application of the purchase method of accounting. The Company's consolidated financial statements subsequent to April 1, 1996 reflect this new basis of accounting.

         All amounts for periods ended before April 1, 1996 are labeled "Preacquisition" and are based on the preacquisition historical costs in accordance with generally accepted accounting principles. The periods ending after such date are based on fair values at April 1, 1996 (which becomes the new cost basis) and subsequent costs in accordance with the purchase method of accounting.

         (e)      Revenues

         Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent immediate annuities, when the contracts are issued. Premiums received under annuity contracts without significant mortality risk and premiums received on universal life products are not reported as revenues but as future annuity and contract benefits. Cost of insurance is charged to universal life policyholders based upon at risk amounts, and is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholders' account values, and are recognized as revenue when charged.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

         (f)      Statements of Cash Flows

         Certificates and other time deposits are classified as short-term investments on the consolidated balance sheets and considered cash equivalents on the consolidated statements of cash flows.

         (g)      Investments

         The Company has designated its fixed maturities (bonds, notes, mortgage-backed securities, and redeemable preferred stock) and equity securities (common and non-redeemable preferred stock) as available-for-sale. The fair value for fixed maturities and equity securities is based on individual quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the credit quality, call features and maturity of the investments, as applicable.

         Changes in the market values of investments available-for-sale, net of the effect on deferred policy acquisition costs, present value of future profits and deferred federal income taxes are reflected as unrealized investment gains or losses in a separate component of shareholders' interest and, accordingly, have no effect on net income but are shown as a component of other comprehensive income (loss). Unrealized losses that are considered other than temporary are recognized in earnings through an adjustment to the amortized cost basis of the underlying securities. Additionally, reserves for mortgage loans and certain other long-term investments are established based on an evaluation of the respective investment portfolio, past credit loss experience, and current economic conditions. Writedowns and the change in reserves are included in realized investment gains and losses in the consolidated statements of income and comprehensive income. In general, the Company ceases to accrue investment income when interest or dividend payments are in arrears.

         Investment income on mortgage-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income. Realized gains and losses are accounted for on the specific identification method.

         Mortgage loans and policy loans are carried at their unpaid principal balance, net of allowances for estimated uncollectible amounts. Short-term investments are carried at amortized cost which approximates fair value. Equity securities are carried at fair value. Investments in limited partnerships are accounted for under the equity method of accounting. Real estate is

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

carried generally at cost less accumulated depreciation. Other long-term investments are carried generally at amortized cost.

         Under certain securities lending transactions, the Company requires the borrower provide collateral, consisting primarily of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the market value of the applicable securities loaned.

          (h)     Deferred Acquisition Costs

         Acquisition costs include costs and expenses which vary with and are primarily related to the acquisition of insurance and investment contracts.

         Deferred acquisition costs include first-year commissions in excess of recurring renewal commissions, certain solicitation and printing costs, and certain support costs such as underwriting and policy issue expenses. For investments and universal life type contracts, amortization is based on the present value of anticipated gross profits from investments, interest credited, surrender and other policy charges, and mortality and maintenance expenses. Amortization is adjusted retroactively when current or estimates of future gross profits to be realized are revised. For other long-duration insurance contracts, the acquisition costs are amortized in relation to the estimated benefit payments or the present value of expected future premiums.

         Deferred acquisition costs are reviewed to determine if they are recoverable from future income, including investment income, and, if not considered recoverable, are charged to expense.

         (i)      Intangible Assets

         Present Value of Future Profits-In conjunction with the acquisition of the Company, a portion of the purchase price was assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called present value of future profits (PVFP), represents the actuarially determined present value of the projected future cash flows from the acquired policies.

         Goodwill-Goodwill is amortized over a period of 20 years on the straight-line method. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value. No such write-downs have occurred.

         (j)      Federal Income Taxes

         Pursuant to the acquisition on April 1, 1996, GE Capital, and AON, the Company's previous ultimate parent, agreed to file an election to treat the acquisition of Life of Virginia as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition were revalued based upon fair market values. The principal effect of the election was to establish a tax basis of intangibles for the value of the business acquired that is amortizable for tax purposes over 10-15 years.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

         Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

         (k)      Reinsurance

         Premium revenue, benefits, underwriting, acquisition and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

         (l)      Future Annuity and Contract Benefits

         Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current account value. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate.

         (m)      Liability for Policy and Contract Claims

         The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated.

         (n)      Separate Account Assets and Liabilities

         The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life contract owners. The Company receives mortality risk fees and administration charges from the variable mutual fund portfolios. The separate account assets are carried at fair value and are equivalent to the liabilities that represent the policyholders' equity in those assets.

         The Company has periodically transferred capital to the separate accounts to provide for the initial purchase of investments in new mutual fund portfolios. As of December 31, 1998, approximately $41.8 of the Company's other invested assets related to its capital investments in the separate accounts.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

         (o)      INTEREST RATE RISK MANAGEMENT

         As a matter of policy, the Company does not engage in derivatives trading, market-making or other speculative activities.

         The Company uses interest rate floors primarily to minimize risk on investment contracts with minimum guaranteed interest rates. The Company requires all interest rate floors to be designated and accounted for as hedges of specific assets, liabilities or committed transactions; resulting payments and receipts are recognized contemporaneously with effects of hedged transactions. A payment or receipt arising from early termination of an effective hedge is accounted for as an adjustment to the basis of the hedged transaction.

         Instruments used as hedges must be effective at reducing the risk associated with the exposure being hedged and must be designated as a hedge at the inception of the contract. Accordingly, changes in market values of hedged instruments must be highly correlated with changes in market values of underlying hedges items both at inception of the hedge and over the life of the hedge contract. Any instrument designated but ineffective as a hedge is marked to market and recognized in operations immediately.

 (2)     INVESTMENTS

         (a)      General

         The sources of investment income of the Company were as follows:

                                                                                              Preacquisition
                                                                                              --------------
                                                                              Nine months     Three months
                                               Year ended     Year ended         ended            ended
                                              December 31,   December 31,    December 31,       March 31,
                                                  1998           1997            1996             1996
                                              -------------  -------------   --------------   --------------

Fixed maturities                                   $ 415.3        $ 399.5          $ 276.9           $ 93.6
Equity securities                                      4.9            7.3              8.7              4.2
Mortgage loans                                        46.5           48.3             41.3             13.5
Policy loan interest                                  14.0           13.3              9.6              2.9
Other investments                                      6.7            9.0              3.3              0.1
                                              -------------  -------------   --------------   --------------

Gross investment income                              487.4          477.4            339.8            114.3
Investment expenses                                   (4.7)          (4.9)            (5.4)            (2.3)
                                              -------------  -------------   --------------   --------------

Net investment income                              $ 482.7        $ 472.5          $ 334.4          $ 112.0
                                              =============  =============   ==============   ==============

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         Sales proceeds and gross realized investment gains and losses resulting from the sales of investment securities available-for-sale were as follows:

                                                                                            Preacquisition
                                                                                            --------------
                                                                            Nine months     Three months
                                           Year ended       Year ended         ended            ended
                                          December 31,     December 31,    December 31,       March 31,
                                              1998             1997            1996             1996
                                          --------------  ---------------  --------------   --------------
Sales proceeds                                $ 1,232.5          $ 387.1         $ 818.4          $ 262.9
                                          ==============  ===============  ==============   ==============

Gross realized investment:
    Gains                                          40.0             18.2            10.0             10.8
    Losses                                        (13.7)            (4.9)           (4.0)            (1.8)
                                          --------------  ---------------  --------------   --------------

Net realized investment gains                    $ 26.3           $ 13.3           $ 6.0            $ 9.0
                                          ==============  ===============  ==============   ==============




         The additional proceeds from the investments presented in the consolidated statements of cash flows result from principal collected on mortgage-backed securities, maturities, calls and sinking payments.

         Net unrealized gains and losses on investment securities classified as available-for-sale are reduced by deferred income taxes and adjustments to the present value of future profits and deferred policy acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of shareholders' interest as of December 31, are summarized as follows:

                                                                                     1998           1997
                                                                                 -------------  --------------
Net unrealized gains on available-for-sale investment securities before adjustments:
      Fixed maturities                                                                $ 112.5         $ 154.5
      Equity securities                                                                   5.5            14.6
      Other invested assets                                                               2.3             6.4
                                                                                 -------------  --------------

          Subtotal                                                                      120.3           175.5
                                                                                 -------------  --------------


Adjustments to the present value of future profits and deferred acquisition costs:      (43.7)          (61.2)
Deferred income taxes                                                                   (26.8)          (40.0)
                                                                                 -------------  --------------

          Net unrealized gains on available-for-sale investment securities:            $ 49.8          $ 74.3
                                                                                 =============  ==============

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         Under purchase accounting, the fair value of Life of Virginia's fixed maturity investments as of April 1, 1996, became Life of Virginia's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments.

         At December 31, the amortized cost, gross unrealized gains and losses, and fair values of the Company's fixed maturities and equity securities available-for-sale were as follows:

                                                                      Gross        Gross
   1998                                                Amortized    unrealized   unrealized      Fair
-------------
                                                          cost        gains       losses        value
                                                      -----------  -----------  ----------   -----------
Fixed maturities:
U.S. government and agencies                              $ 36.7        $ 1.3      $ (0.1)       $ 37.9
States and municipal                                         1.6          0.4           -           2.0
Non-U.S.  government                                         3.0            -        (0.4)          2.6
U.S. corporate                                           3,765.9        126.7       (51.8)      3,840.8
Non-U.S. corporate                                         291.6          5.9        (7.2)        290.3
Mortgage-backed                                          1,865.9         47.3        (9.6)      1,903.6
                                                      -----------  -----------  ----------   -----------

         Total fixed maturities                          5,964.7        181.6       (69.1)      6,077.2

Common stocks and non-redeemable preferred stocks           48.9          5.8        (0.3)         54.4
                                                      -----------  -----------  ----------   -----------

Total available-for-sale securities                    $ 6,013.6      $ 187.4     $ (69.4)    $ 6,131.6
                                                      ===========  ===========  ==========   ===========




                                                                      Gross        Gross
   1997                                                 Amortized    unrealized   unrealized      Fair
------------
                                                          cost         gains        losses       value
                                                       ------------  ----------   ----------  ------------

Fixed maturites:
U.S. government and agencies                                $ 44.3       $ 1.3          $ -        $ 45.6
State and municipal                                            1.8         0.3            -           2.1
Non-U.S.  government                                             -           -            -             -
U.S. corporate                                             3,362.1       120.6         (8.1)      3,474.6
Non-U.S.  corporate                                          200.1         6.5         (0.3)        206.3
Mortgage-backed                                            1,859.8        39.6         (5.4)      1,894.0
                                                       ------------  ----------   ----------  ------------

         Total fixed maturities                            5,468.1       168.3        (13.8)      5,622.6

Common stocks and non-redeemable preferred stocks             90.1        14.6            -         104.7
                                                       ------------  ----------   ----------  ------------

Total available-for-sale securities                       $5,558.2     $ 182.9      $ (13.8)    $ 5,727.3
                                                       ============  ==========   ==========  ============

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         The scheduled maturity distribution of the fixed maturity portfolio at December 31 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                 1998
                                                       -------------------------
                                                        Amortized       Fair
                                                          Cost          Value
                                                       -----------  ------------

Due in one year or less                                  $ 119.6       $ 120.2
Due one year through five years                          1,895.0       1,941.1
Due five years through ten years                         1,299.4       1,304.5
Due after ten years                                        784.8         807.8
                                                       -----------  ------------

            Subtotals                                    4,098.8       4,173.6

Mortgage-backed securities                               1,865.9       1,903.6
                                                       -----------  ------------

            Totals                                     $ 5,964.7     $ 6,077.2
                                                     ===========  ============



         As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders of $4.0 and $4.7 as of December 31, 1998 and 1997, respectively.

         As of December 31, 1998, approximately 26.6% and 14.8% of the Company's investment portfolio is comprised of securities issued by the manufacturing and financial industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of the Company's investment portfolio. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

         As of December 31, 1998, the Company did not hold any fixed maturity securities which exceeded 10% of shareholders' interest.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         The credit quality of the fixed maturity portfolio at December 31, follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody's.

                                                             1998                           1997
                                                  -------------------------      --------------------------
                                                     Fair                           Fair
                                                     value        Percent           value        Percent
                                                  ------------   ----------      ------------   -----------

Agencies and treasuries                               $ 270.5          4.5 %         $ 308.4           5.5 %
AAA/Aaa                                               1,518.7         25.0           1,464.5          26.0
AA/Aa                                                   376.6          6.2             320.4           5.7
A/A                                                   1,201.4         19.8           1,101.4          19.6
BBB/Baa                                               1,762.2         29.0           1,862.3          33.1
BB/Ba                                                   378.3          6.2             306.8           5.5
B/B                                                     187.4          3.1              76.7           1.4
Not rated                                               382.1          6.2             182.1           3.2
                                                  ------------   ----------      ------------   -----------

Totals                                              $ 6,077.2        100.0 %       $ 5,622.6         100.0 %
                                                  ============   ==========      ============   ===========





         Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated." This has neither positive nor negative implications regarding the value of the security.

         (b) Mortgage and Real Estate Portfolio

         The Company's mortgage and real estate portfolio is distributed by geographic location and type. However, the Company has concentration exposures in certain regions and in certain types as shown in the following two tables.

         Geographic distribution as of December 31, 1998:

                                                    Mortgage        Real Estate
                                                ------------       ------------

South Atlantic                                        38.4 %            100.0 %
Pacific                                               16.3                -
East North Central                                    14.7                -
West South Central                                    10.8                -
Mountain                                              10.5                -
Other                                                  9.3                -
                                               ------------       ------------

Totals                                               100.0 %            100.0 %
                                               ============       ============

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         Type distribution as of December 31, 1998:

                                                 Mortgage          Real Estate
                                              -------------       ------------

Office Building                                       23.6 %              -   %
Retail                                                23.3              100.0
Industrial                                            22.4                -
Apartments                                            21.2                -
Other                                                  9.5                -
                                              -------------       ------------

Totals                                               100.0 %            100.0 %
                                              =============       ============



         "Impaired" loans are defined under generally accepted accounting principles as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans, and therefore applies principally to the Company's commercial loans.

         Under these definitions, the Company has two types of "impaired" loans as of December 31, 1998 and 1997: loans requiring allowances for losses and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral at income recognition ($11.3 and $23.0, respectively). There was no allowance for losses on these loans as of December 31, 1998 and 1997. Average investment in impaired loans during 1998 and 1997 was $20.0 and $23.0 and interest income earned on these loans while they were considered impaired was $1.8 and $2.0 for the years ended 1998 and 1997, respectively. There were no impaired loans nor related interest income earned on such loans in 1996.

         The following table shows the activity in the allowance for losses during the years ended December 31:

                                                     1998             1997
                                                ---------------  ---------------

Balance on January 1                                    $ 17.2           $ 20.8
Provision charged to operations                            1.1              1.1
Amounts written off, net of recoveries                     1.7             (4.7)
                                                ---------------  ---------------

Balance at December 31                                  $ 20.0           $ 17.2
                                                ===============  ===============

         The allowance for losses on mortgage loans at December 31, 1998 and 1997 represented 3.6% and 3.4% of gross mortgage loans, respectively.

         The Company had $5.6 and $6.4 of non-income producing mortgage loan investments as of December 31, 1998 and December 31, 1997, respectively.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


(3)      Deferred Acquisition Costs

         Activity impacting deferred policy acquisition costs was as follows:

                                                                                                    Preacquisition
                                                                                                    ----------------
                                                                                     Nine months       Three months
                                                    Year ended       Year ended            ended              ended
                                                  December 31,     December 31,     December 31,          March 31,
                                                          1998             1997             1996               1996
                                                ---------------  ---------------  ---------------   ----------------
Unamortized balance - beginning of period              $ 173.2           $ 71.7              $ -            $ 363.9
Costs deferred                                            93.6            112.3             74.9               22.2
Amortization, net                                        (17.4)           (10.8)            (3.2)              (6.0)
                                                ---------------  ---------------  ---------------   ----------------

Unamortized balance - end of period                      249.4            173.2             71.7              380.1
Cumulative effect of net unrealized
    investment (gains) losses                             (7.4)            (8.2)            (1.4)              17.9
                                                ---------------  ---------------  ---------------   ----------------

Recorded balance                                       $ 242.0          $ 165.0           $ 70.3            $ 398.0
                                                ===============  ===============  ===============   ================



(4)      Intangibles

         (a)      Present Value of Future Profits (PVFP)

         As of April 1, 1996, Life of Virginia established an intangible asset that represents the present value of future profits ("PVFP"). PVFP reflects the estimated fair value of the Company's life insurance business in-force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies discounted at an appropriate rate.

         PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such a comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

         Prior to April 1, 1996, Life of Virginia's PVFP was calculated in a similar manner as the PVFP discussed above and related to policies in-force on April 30, 1986, the date the Company was acquired by AON. Under purchase accounting this PVFP was removed.

         PVFP is further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolios. Such adjustments are not recorded in the Company's net income but rather as a credit or charge to shareholders' interest, net of applicable income tax. The components of PVFP are as follows:

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)




                                                                                                Preacquisition
                                                                                                ----------------
                                                                                 Nine months     Three months
                                                   Year ended      Year ended       ended            ended
                                                   December 31,   December 31,   December 31,      March 31,
                                                      1998            1997           1996            1996
                                                   ------------   -------------  -------------  ----------------

Unamortized bal. - beginning of period                 $ 385.7         $ 438.9            $ -            $ 32.6
Purchase accounting adjustments                              -               -          484.0                 -
Interest accrued at 6.25%, 6.75% and 6.25%
       for 1998, 1997, and 1996, respectively             24.0            28.4           22.4               0.5
Amortization                                             (70.4)          (81.6)         (67.5)             (1.1)
                                                   ------------   -------------  -------------  ----------------

Unamortized balance - end of period                      339.3           385.7          438.9              32.0
Cumulative effect of net unrealized
    investment (gains) losses                            (36.3)          (53.1)         (19.7)                -
                                                   ------------   -------------  -------------  ----------------

Recorded balance                                       $ 303.0         $ 332.6        $ 419.2            $ 32.0
                                                   ============   =============  =============  ================




         The estimated percentage of the December 31, 1998 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

         1999                                            11.4 %
         2000                                             8.3
         2001                                             7.3
         2002                                             6.0
         2003                                             5.0



         (b)      Goodwill

         At December 31, 1998 and 1997, total unamortized goodwill was $87.0 and $117.1, respectively, which is shown net of accumulated amortization and adjustments of $41.4 and $13.2 for the years ended December 31, 1998 and 1997, respectively. Goodwill amortization was $2.6, $6.4, and $5.0 for the years ending December 31, 1998 and 1997, and for the nine month period ending December 31, 1996, respectively. Cumulative adjustments to goodwill totaled $(27.6), ($1.9) and $11.2 for the years ending December 31, 1998 and 1997, and for the nine month period ending December 31, 1996, respectively. Adjustments relate primarily to the settlement of purchase price with AON.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

(5)       Reinsurance and Claim Reserves

         Life of Virginia is involved in both the cession and assumption of reinsurance with other companies. Life of Virginia's reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and the Company remains liable to the extent that the reinsuring companies are unable to meet their obligations.

         In order to limit to amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum of individual ordinary life insurance normally retained by the Company on any one life policy is $1. The Company does not have significant reinsurance contracts with any one reinsurer that could have a material impact on its results of operations.

         A summary of reinsurance activity is as follows:

                                                                                           Preacquisition
                                                                                           ---------------
                                                                             Nine months     Three months
                                           Year ended       Year ended             ended            ended
                                         December 31,     December 31,      December 31,        March 31,
                                                 1998             1997              1996             1996
                                       ---------------  ---------------   ---------------  ---------------
Direct                                        $ 333.0          $ 321.3            $ 94.7           $ 73.7
Assumed                                          19.2             20.7              59.0             35.0
Ceded                                          (123.8)          (110.4)            (10.0)           (19.8)
                                       ---------------  ---------------   ---------------  ---------------
Net premiums earned                           $ 228.4          $ 231.6           $ 143.7           $ 88.9
                                       ---------------  ---------------   ---------------  ---------------
Percentage of amount assumed to net                8%               9%               41%              39%
                                       ===============  ===============   ===============  ===============

         Due to the nature of the Company's reinsurance contracts, premiums earned approximate premiums written. The above premium amounts include cost of insurance charges on universal life policies.

         A significant portion of Life of Virginia's ceded premiums relates to group life and health premiums. Life of Virginia is the primary carrier for the State of Virginia employees group life and health plan. By statute, Life of Virginia must reinsure these risks with other Virginia domiciled companies who wish to participate.

         Incurred losses and loss adjustment expenses are net of reinsurance of $82.3, $72.7, $60.5, and $17.2 for the years ended December 31, 1998 and 1997, the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         In connection with the sale of the Company, the following transactions occurred effective January 1, 1996: single premium deferred annuity liabilities reinsured with CICA in 1995 were recaptured, guaranteed investment contract liabilities reinsured with CICA in 1994 were recaptured, other lines of CICA insurance business inforce were assumed, and other related liabilities of CICA were assumed. In conjunction with the recapture and assumption, CICA transferred to Life of Virginia assets with a fair value totaling $842.6. For the three months ended March 31, 1996, premiums of $33.9, benefits of $46.7, commission expense of $10.2 and a capital contribution of $69.3 as a result of various reinsurance transactions.

(6)      Future Annuity and Contract Benefits

         (a)      Investment Contracts

         Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder's contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

         (b)      Insurance Contracts

         Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential premium deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on the experience of the insurance industry and the Company, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

         The following chart summarizes the major assumptions underlying the Company's recorded liabilities for future annuity and contract benefits:

                                                                  Mortality/
                                                  Withdrawal       Morbidity  Interest Rate                   December 31,
                                                                                                 ----------------------------
                                                  Assumption      Assumption     Assumption             1998            1997
                                               -------------- --------------- --------------     ------------   -------------
Investment Contracts                                N/A            N/A             N/A             $ 4,463.3       $ 3,951.4
Limited-payment Contracts                          None            (a)          3.8-9.3%                14.4            14.0
Traditional life insurance contracts              Company          (b)            7.2%                 369.0           363.7
                                                Experience
Universal life-type contracts                       N/A            N/A             N/A               1,605.7         1,557.4
Accident & Health                                 Company          (c)            7.2%                   2.9             3.3
                                                Experience
                                                                                                 ------------   -------------

Total future annuity and contract benefits                                                         $ 6,455.3       $ 5,889.8
                                                                                                 ============   =============

a) Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuitant Mortality Table.
b)  Principally modifications of the 1965-70 or 1975-80 Select and Ultimate
    Tables.
c) The 1958 Commissioner's Standard Ordinary Table and 1964 modified and 1987 Commissioner's Disability Tables.

(7)      Income Taxes

         Beginning April 1, 1996, Life of Virginia and its subsidiary have been included in the life insurance company consolidated federal income tax return of GECA and are also subject to a separate tax-sharing agreement, as approved by state insurance regulators, the provisions of which are substantially the same as the tax-sharing agreement with GE Capital. Prior to April 1, 1996, Life of Virginia was included in the consolidated federal income tax return of AON and its principal domestic subsidiaries and in accordance with intercompany policy, provided taxes on income based on a separate company basis. Amounts payable or recoverable related to periods before April 1, 1996, are subject to an indemnification agreement with AON. As such the Company is not at risk for income taxes nor entitled to recoveries related to those periods.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         The total provision for income taxes consisted of the following components:

                                                                                                 Preacquisition
                                                                                                 ---------------
                                                                                   Nine months     Three months
                                                  Year ended      Year ended             ended            ended
                                                  December 31,  December 31,      December 31,        March 31,
                                                        1998            1997              1996             1996
                                                -------------  --------------   ---------------  ---------------
Current federal income tax provision (benefit)        $ 19.9          $ 62.4            $ 38.1           $ (3.6)
Deferred federal income tax provision (benefit)         28.7           (12.4)             (7.6)            10.3
                                                -------------  --------------   ---------------  ---------------
    Subtotal-federal provision                          48.6            50.0              30.5              6.7
Current state income tax provision (benefit)             1.3             2.4               1.6             (0.2)
Deferred state income tax provision (benefit)            0.8            (0.2)             (0.3)             0.5
                                                -------------  --------------   ---------------  ---------------
    Subtotal-state provision                             2.1             2.2               1.3              0.3
                                                -------------  --------------   ---------------  ---------------
    Total income tax provision                        $ 50.7          $ 52.2            $ 31.8            $ 7.0
                                                =============  ==============   ===============  ===============

         The reconciliation of the federal statutory rate to the effective income tax rate is as follows:

                                                                                              Preacquisition
                                                                                             -----------------
                                                                               Nine months     Three months
                                              Year ended       Year ended            ended            ended
                                            December 31,     December 31,     December 31,        March 31,
                                                    1998             1997             1996             1996
                                            -------------  ---------------  ---------------  ---------------
Statutory U.S. federal income tax rate              35.0 %           35.0 %           35.0 %           35.0 %
State income tax                                     0.5              0.5              0.5              0.5
Non-deductible goodwill amortization                 0.7              1.6              2.0              0.0
Other, net                                          (0.3)            (0.6)            (0.5)             1.5
                                            -------------  ---------------  ---------------  ---------------

    Effective rate                                  35.9 %           36.5 %           37.0 %           37.0 %
                                            =============  ===============  ===============  ===============

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         The components of the net deferred income tax asset (liability) at December 31 are as follows:

                                                                            December 31,        December 31,
                                                                                    1998                1997
                                                                        -----------------   -----------------
Assets:
     Insurance reserve amounts                                                   $ 147.1             $ 142.9
     Deferred acquisition costs                                                        -                11.8
     Other                                                                           5.9                24.5
                                                                        -----------------   -----------------
         Total deferred tax assets                                                 153.0               179.2
                                                                        -----------------   -----------------

Liabilities:
     Net unrealized investment gains on investment securities                       26.8                40.0
     Investments                                                                     3.5                 2.7
     Present value of future profits                                                67.1                79.1
     Deferred acquisition costs                                                     14.5                   -
                                                                        -----------------   -----------------
         Total deferred tax liabilities                                            111.9               121.8
                                                                        -----------------   -----------------
         Net deferred income tax asset                                            $ 41.1              $ 57.4
                                                                        =================   =================





         Based on an analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling the Company to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

         The Company paid (refunded) $19.2, $64.4, $38.6, and $(2.4), for federal and state income taxes for the year ended December 31, 1998, 1997, the nine months ended December 31, 1996, and three months ended March 31, 1996, respectively.

(8)      Related Party Transactions

         Life of Virginia pays investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $11.5, $11.9, $3.2, and $3.5 for the years ended December 31, 1998 and 1997, the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively. Life of Virginia charges affiliates for certain services and for the use of facilities and equipment which aggregated $19.1, $4.6, $2.0, and $1.0, for the years ended December 31, 1998 and 1997, the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively.

         Life of Virginia pays interest on outstanding amounts under a credit funding agreement with GNA Corporation, the parent company of GECA. Interest expense under this agreement was $2.0 and $0.0 with outstanding borrowings of $53.9 and $0.0 as of December 31, 1998 and 1997, respectively.

         At December 31, 1998 and 1997, Life of Virginia held investments in securities of certain affiliates amounting to $2.6. Amounts included in net investment income related to these holdings totaled $0.1, $0.1, $0.1, and $0.2 for the years ended December 31, 1998 and 1997, for the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively.

         During 1998, Life of Virginia sold $18.5 of third-party preferred stock investments to an affiliate. This resulted in a gain on sale of $3.9, which is included in net realized investment gains.

(9)      Commitments and Contingencies

         (a)      Mortgage Loan Commitments

         Life of Virginia has certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding as of December 31, 1998 and 1997, totaled $72.0 and $16.7, respectively.

(B)      Guaranty Association Assessments

         The Company is required by law to participate in the guaranty associations of the various states in which they do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business.

         There are currently several unrelated insurance companies which had substantial amounts of annuity business in the process of liquidation or rehabilitation. The Company paid assessments of $2.9, $3.8, $0.2 and $1.4 to various state guaranty associations during 1998, 1997, the nine month period ended December 31, 1996, and the three month period ended March 31, 1996, respectively. At December 31, 1998 and 1997, accounts payable and accrued expenses include $15.4 and $18.2, respectively, related to estimated future payments.

         (c)      Leases

         The Company has noncancelable operating leases for certain office space, equipment and automobiles. Rental expense for all operating leases for the years ended December 31, 1998 and 1997, for the nine months ended December 31, 1996, and the three months ended March 31, 1996 amounted to $1.4, $1.3, $2.5, and $0.8, respectively.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         Future minimum commitments under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1998 are summarized as follows:

                                                         Minimum lease payments

         1999                                                           $   1.2
         2000                                                               0.8
         2001                                                               0.5
         2002                                                               0.3
         2003                                                                -
         Later years                                                         -
                                                                          -----

         Total minimum payments required                                $   2.8
                                                                          =====



         (d)      Litigation

         There is no pending litigation to which the Company is a party or of which any of the Company's property is the subject which management believes will have an adverse material impact on the Company's financial condition or results of operations. In addition, there are no legal proceedings contemplated by any governmental authorities against the Company of which management has any knowledge.

(10)     Fair Value of Financial Instruments

         The Company has adopted SFAS No. 119, Disclosures About Derivative Financial Instruments and Fair Value of Financial Instruments. This statement requires disclosures about the amounts, nature and terms of derivative financial instruments and modifies existing disclosure requirements for other financial instruments.

         The Company has no derivative financial instruments as defined by SFAS No. 119 as of December 31, 1998 other than mortgage loan commitments of $77.2 and interest rate floors of $17.2. The notional value of the interest rate floors at December 31, 1998 was $1,800 and the floors expire from September 2003 to October 2003.

         The fair values of financial instruments presented in the applicable notes to the Company's consolidated financial statements are estimates of the fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

     Financial instruments that, as a mater of accounting policy, are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosures. Such items include fixed maturities, equity securities and certain other invested assets. The carrying value of policy loans and short-term investments approximate fair value at both
December 31, 1998 and 1997.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
             (Dollar amounts in millions, except per share amounts)




         At December 31, the carrying amounts and fair value of the Company's financial instruments were as follows:

                                             1998                        1997
                                        ------------------   -------------------

                                        Carrying      Fair   Carrying       Fair
                                         amount      value    amount       value
                                        ------------------   -------------------

Mortgage Loans                           $528.1     $590.1    $496.2      $532.2
Investment type insurance contracts     4,463.3    4,462.6   3,951.4     3,909.0
Interest rate floors                       17.2       12.5       --          --



         The fair value of mortgage loans is estimated by discounting the estimated future cash flows using interest rates applicable to current loan origination, adjusted for credit risk.

         The estimated fair value of investment contracts is the amount payable on demand (cash surrender value) for deferred annuities and the net present value based on interest rates currently offered on similar contracts for non-life contingent immediate annuities. Fair value disclosures are not required for insurance contracts.

(11)     Restrictions On Dividends

         Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on 10% of the prior year surplus (net of adjustments in some cases) and prior year statutory income (net gain from operations, net income adjusted for realized capital gains, or net investment income). Dividends in excess of the prescribed limits or the Company's earned surplus require formal state insurance commission approval. The maximum dividend payout which may be made without prior approval in 1999 is $47.9.

         On December 3, 1998, the Company received approval from the Commonwealth of Virginia for, and declared, a dividend payable in cash, preferred stock and/or common stock at the election of each shareholder. GEFAHI elected to receive cash and preferred stock and GECA elected to receive common stock. A cash dividend of $120 was paid and a Series A preferred stock dividend of $120 was issued to GEFAHI on December 15, 1998. The Series A preferred stock has a par value of $1,000 per share, is redeemable at par at the Company's election, and is not subject to call penalties. Dividends on the preferred stock are cumulative and payable semi-annually at the annual rate of 8.0% of the par value. The Series A preferred stock is not convertible into any other security of the Company, and the holders thereof have no voting rights except with respect to any proposed changes in the preferences and special rights of such stock. GECA will receive its dividend in the form of 18,641 shares of newly issued common stock in 1999.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


(12)     Supplementary Financial Data

         The Company files financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners (NAIC) that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from generally accepted accounting principles (GAAP) in several respects, causing differences in reported net income and shareholders' interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. The Company has no significant permitted accounting practices.

         Statutory net income and statutory capital and surplus is summarized below:

                                                                                            Preacquisition
                                                                              Nine months    Three months
                                               Year ended      Year ended           ended           ended
                                             December 31,    December 31,    December 31,       March 31,
                                                     1998            1997            1996            1996
                                             -------------  --------------   -------------  --------------
Statutory net income                               $ 52.2          $ 73.9          $ 69.7          $ (8.3)
Statutory capital and surplus                     $ 481.1         $ 522.5         $ 419.1         $ 360.5


         The NAIC adopted Risk Based Capital (RBC) requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with
(i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors its RBC level. At December 31, 1998 and 1997, the Company exceeded the minimum required RBC levels.

(13)     Operating Segment Information

         At year-end 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 131, Disclosures About Segments of an Enterprise and Related Information, which requires segment data to be measured and analyzed on a basis that is consistent with how business activities are reported internally to management. Life of Virginia and its affiliated companies, which are subsidiaries of GEFAHI, conduct operations through two business segments: (1) Wealth Accumulation and Transfer, comprised of products intended to increase the policyholder's wealth, transfer wealth to beneficiaries or provide a means for replacing the income of the insured in the event of premature death, and (2) Wealth and Lifestyle Protection, comprised of products intended to protect accumulated wealth and income from the financial drain of unforeseen events. As Life of Virginia sells primarily variable annuity and universal life policies, it operates in the Wealth Accumulation and Transfer Segment. Accordingly, no segment data is provided.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


(14)     Accounting Pronouncements Not Yet Adopted

         During 1998, The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement requires that, upon adoption, all derivative instruments (including certain derivative instruments embedded in other contracts) be recognized in the balance sheet at fair value, and that changes in such fair values be recognized in earnings unless specific hedging criteria are met. Changes in the values of derivatives that meet these hedging criteria will ultimately offset related earnings effects of the hedged items; effects of certain changes in fair value are recorded in equity pending recognition in earnings. As required in SFAS No. 133, the Company will adopt the Statement by January 1, 2000. The impact of adoption will be determined by several factors, including the specific hedging instruments in place and their relationships to hedged items, as well as market conditions. Management has not estimated the effects of adoption as it believes that such determination will not be meaningful until closer to the adoption date.

          In December 1997, the American Institute of Certified Public Accountants issued a new Statement of Position (SOP) 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments. This SOP provides guidance on accounting by insurance and other enterprises for guaranty-fund and certain other insurance related assessments. The SOP requires enterprises to recognize (1) a liability for assessments when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated and (2) an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998 and will be reported in a manner similar to a cumulative effect of a change in accounting principle in the initial year of adoption. As a result of the adoption of this SOP, the Company expects to record an asset of approximately $4, net of tax.

(15)     Comprehensive Income

         Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), Reporting Comprehensive Income. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income includes all changes in equity from non-owner sources, investments by and distributions to owners are excluded. Prior year consolidated financial statements have been restated to conform to the requirements of SFAS 130.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         Components of other comprehensive income and related tax effects are shown below:

                                                                            Year Ended
                                                                            ----------

                                                            December 31, 1998                          December 31, 1997
                                                       ----------------------------             ------------------------------
                                                  Before-Tax       Tax       Net-of-Tax     Before-Tax       Tax       Net-of-Tax
                                                    Amount        Effect       Amount         Amount       Effect        Amount
                                                    ------        ------       ------         ------       ------        ------
Unrealized gains (losses) on securities:
    Unrealized holding gains (losses) arising
      during period                                   $ (11.4)      $ 4.0         $ (7.4)        $ 97.7     $ (34.2)        $ 63.5
    Less: reclassification adjustment for gains
      realized in net income                            (26.3)        9.2          (17.1)         (13.3)        4.7           (8.6)
                                                        -----         ---          -----          -----         ---           ----
    Net unrealized gains (losses) on securities         (37.7)       13.2          (24.5)          84.4       (29.5)          54.9
                                                        -----        ----          -----           ----       -----           ----
Total other comprehensive income (loss)               $ (37.7)     $ 13.2        $ (24.5)        $ 84.4     $ (29.5)        $ 54.9
                                                      =======      ======        =======         ======     =======         ======





                                                                                                        Preacquisition
                                                                                                        --------------
                                                               Nine Months Ended                      Three Months Ended
                                                               -----------------                      ------------------
                                                               December 31, 1996                        March 31, 1996
                                                  -------------------------------------    --------------------------------------
                                                  Before-Tax       Tax       Net-of-Tax     Before-Tax       Tax       Net-of-Tax
                                                    Amount        Effect       Amount         Amount       Effect        Amount
                                                    ------        ------       ------         ------       ------        ------
Unrealized gains (losses) on securities:

    Unrealized holding gains (losses) arising
      during period                                    $ 35.8     $ (12.5)        $ 23.3       $ (131.3)     $ 46.0        $ (85.3)
    Less: reclassification adjustment for gains
      realized in net income                             (6.0)        2.1           (3.9)          (9.0)        3.1           (5.9)
                                                         ----         ---           ----           ----         ---           ----
    Net unrealized gains (losses) on securities          29.8       (10.4)          19.4         (140.3)       49.1          (91.2)
                                                         ----       -----           ----         ------        ----          -----
Total other comprehensive income (loss)                $ 29.8     $ (10.4)        $ 19.4       $ (140.3)     $ 49.1        $ (91.2)
                                                       ======     =======         ======       ========      ======        =======

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


        Components of accumulated non-owner changes in equity are shown below:

                                                                          Adjustment      Accumulated
                                                        Unrealized       To Reflect        Non-owner
                                                      Gains (losses)      Purchase        Changes in
                                                      on Securities        Method           Equity
                                                      ---------------   -------------   ----------------
Preacquisition
---------------
Balance December 31, 1995                              $       103.1    $         -      $       103.1
Changes for the three months ended March 31, 1996              (91.2)             -              (91.2)
                                                      ---------------   -------------   ----------------
Balance March 31, 1996                                          11.9              -               11.9

Postacquisition
---------------
Changes for the nine months ended December 31, 1996             19.4           (11.9)              7.5
                                                      ---------------   -------------   ----------------
Balance December 31, 1996                                       31.3           (11.9)             19.4
Changes for the year ended December 31, 1997                    54.9              -               54.9
                                                      ---------------   -------------   ----------------
Balance December 31, 1997                                       86.2           (11.9)             74.3
Changes for the year ended December 31, 1998                   (24.5)             -              (24.5)
                                                      ---------------   -------------   ----------------
Balance December 31, 1998                              $        61.7     $     (11.9)    $        49.8
                                                      ===============   =============   ================



(16)     Subsequent Event

         Effective January 1, 1999, The Harvest Life Insurance Company ("Harvest") merged into The Life Insurance Company of Virginia with the merged Company renamed GE Life and Annuity Assurance Company ("GELAAC"). Harvest's former parent, Federal Home Life Insurance Company ("FHLIC"), will receive common stock of GELAAC in exchange for its interest in Harvest. FHLIC is an indirect wholly-owned subsidiary of GEFAHI. Following are the proforma results of operations for the Company for the year ended December 31, 1998 and 1997 as if Harvest had been a part of Life of Virginia as of January 1, 1997.


                                              Proforma Results
                                  ------------------------------------------
                                   as of or for the year ending December 31,
                                  ------------------------------------------
                                          1998                1997
                                  --------------------  --------------------

Total assets                               $ 14,785.4          $ 12,735.2
Revenues                                        939.1               974.4
Net income                                      105.8               107.3